United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Hermes Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/20

Date of Reporting Period: 10/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2020

Share Class | Ticker	A | GVDSX	C | GVDCX	Institutional | GVDIX	R6 | GVDLX

Federated Hermes Global Strategic Value Dividend Fund
(formerly, Federated Global Strategic Value Dividend Fund)
Fund Established 2017

A Portfolio of Federated Hermes Equity Funds
(formerly, Federated Equity Funds)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Global Strategic Value Dividend Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2019 through October 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Global Strategic Value Dividend Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2020, was -13.58% for the Class A Shares, -14.24% for the Class C Shares, -13.37% for the Institutional Shares and -13.35% for the Class R6 Shares. The -13.35% total return of the Class R6 Shares consisted of 3.32% in dividend income and -16.67% change in net asset value of the shares. The total return of the MSCI World High Dividend Yield Index1 (MWHDYI), a broad-based securities market index that represents the global dividend-paying universe, was -9.35% for the reporting period. The MSCI World Index2 (MWI), which is representative of the broader global stock market,3 had a total return of 4.36% for the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the MWHDYI or the MWI.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the MWHDYI.
MARKET OVERVIEW
The fiscal year began with global equites rallying strongly on signs that a manufacturing slump was bottoming, a trade truce was imminent and fiscal and monetary support would remain in full force. In the U.S., all three major indexes hit record highs during November 2019, while overseas, both developed and emerging equity markets posted gains. Equities continued to rally through the end of the calendar year as hopes for improving growth and earnings in 2020 drove the major U.S. indexes to a series of record highs over the course of 2019’s final month. The S&P 500 Index (S&P 500)4 closed calendar year 2019 up 29%, its best showing since 2013, while the Dow Jones Industrial Average (the “Dow”)5 added 22% and the NASDAQ Composite Index (NASDAQ)6 advanced 25%. The story was much the same overseas as the Stoxx Europe 6007 rose 23% for its biggest gain in 10 years, the Shanghai Composite Index8 climbed 22%, the MWI rose 25% and the MSCI All Country World Index Ex US9 increased 18% (returns for calendar year 2019).
In the first months of the new calendar year, U.S. stocks started selling off sharply, causing the Dow to fall 1% and the S&P 500 to slip 0.2% for January, while the NASDAQ still ended up 2%. Fears that the novel coronavirus (“Covid-19”) that started in the commercial hub of Wuhan might spread from China to the rest of the world drove the unsteady finish, as it brought economic activity to a halt in the world’s second-largest economy, disrupted global supply chains and created a new headwind for already struggling manufacturing.
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Heading into the end of March, fears of a global pandemic grew as Covid-19 spread far beyond China, causing a worldwide rout in risk assets, with the S&P, Dow and NASDAQ all cratering into correction territory. Oil prices plunged, and even gold was unable to hold onto earlier gains. Global risk markets collapsed in March as fears of a global pandemic became a reality, with Covid-19 sweeping across continents and deeply affecting the United States, which by quarter-end had the most confirmed cases of any country in the world.
The second quarter of the calendar year ended with a recovery in the markets. Just a month after falling into a bear market at their fastest rate in history, stocks bounced back dramatically in April, posting their best month in decades even as Covid-19 cases continued to spread. The rally came on unprecedented stimulus–$2.4 trillion from Congress and the Trump administration and commitments up to $6 trillion or more from the Federal Reserve–and on signs the pandemic may have been peaking even as its economic damage–and fatalities–kept piling up.
Mid-year, stocks continued to rebound off March’s bear-market lows as the economy began to reopen gradually and the worst of Covid-19 and its economic damage appeared to be in the rearview mirror. The rebound slowed in June, however, as a late-month surge in Sunbelt states pushed new daily Covid-19 cases to new highs, raising fears the economic recovery may drag out and behave more like a “U” than a “V” curve. The rally continued through the summer on the back of big tech stocks despite sobering reports on the economy and record Covid-19 caseloads in many Sunbelt and coastal states. The rally fed off a trifecta of continued unprecedented central bank and government stimulus, an ugly earnings season that nonetheless was better than expected and encouraging signs of renewed manufacturing activity at home and abroad.
Heading into the final months of the Fund’s fiscal year, U.S equities continued their post-bear market run, as the S&P 500 and NASDAQ set new highs and the Dow inched closer to positive territory for the year. Improving economic data, particularly in housing and manufacturing, and declining Covid-19 death rates were factors. There was a shift in September as stocks pulled back on the failure of Congress and the White House to come up with more stimulus as the number of Covid-19 cases began to climb again and previous aid began to run out. September’s sell-off carried over into October, as a renewed surge in Covid-19 cases, the collapse of stimulus talks and election uncertainties weighed on stocks. The damage extended to Europe, as countries there began a new wave of pandemic-driven shutdowns, although the restrictions were less draconian than last spring.
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DIVIDEND-BASED10 PERFORMANCE
The Fund ended the reporting period with a 30-day SEC yield of 4.23%11 and a gross weighted-average dividend yield of 4.84%. The Fund’s gross yield was greater than the yield of the 10-year U.S. Treasury Note (0.87%), the yield of the broad-market MWI (2.04%) and that of the Fund’s benchmark, the MWHDYI (4.27%).
In addition to its higher-than-market yield, the Fund seeks to own high-quality companies with the ability and willingness to raise their dividends over time. During the reporting period, 34 companies within the Fund raised their dividend, accounting for 34 separate increases, three dividend reductions and one company having suspended their dividend. Some of the most generous increases in the reporting period came from holdings such as Enel (+17.1%), Iberdrola (+14.0%), Amgen (+10.3%) and AbbVie (+10.2%), Enbridge (+9.8%), Chevron (+8.4%), TC Energy (+8.0%), Gilead (+7.9%), Pepsi (+7.1%), Munich Re (+5.9%), Fortis (+5.8%), and Zurich Insurance (+5.3%).
While stock prices can be highly impacted in the short term by rapidly changing market conditions–including a shifting political landscape, oil price fluctuations and changing interest rate expectations–the Fund’s management remained steadfastly focused on its objectives of providing a higher-than-market yield and long-term dividend growth. Irrespective of short-term market trends, the Fund pursued these income-based goals by taking a long-term approach to its investments and by owning primarily high-yielding, mature companies with defensive cash flow profiles. With the Fund’s investments in the dividend income-producing segment of the worldwide equity markets, which tend to have a lower beta12 versus the MWI, the Fund’s short-term returns are not expected to move in line with the broad market. The Fund posted a total return of -13.35% despite recovering many of the losses experienced during the height of the pandemic, after a shift occurred in September and continued into October as stocks pulled back from uncertainty surrounding the U.S. election, a resurgence of Covid-19 infection rates and the stalled U.S. stimulus package. These all hampered investor sentiment as the fiscal period closed.
Consistent with its dividend-focused strategy, the Fund’s holdings remained concentrated in mature markets that consistently offer a broad selection of high-dividend-paying stocks. In addition to the U.S., the Fund also has significant exposure to the UK, Canada, and select European countries including France, Germany and Switzerland. During the reporting period, the Fund received positive contributions from its core holdings in Japan (the Fund has since exited those positions), Australia (2.38% of ending Fund assets) and Italy (3.15% of ending Fund assets) where its investments posted weighted
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average returns of 37.27%, 64.16%, and 8.00%, respectively. Fund holdings in the United States (52.30% of ending Fund assets), United Kingdom (11.21% of ending Fund assets), and France (7.50% of ending Fund assets) declined in the period with weighted average returns of -11.91%, -21.86% and -27.42%, respectively.
Within the MWI, returns across economic sectors were mixed in the reporting period with Information Technology, Consumer Discretionary and Communication Services leading the market, while Energy, Financials and Real Estate posted the reporting period’s weakest returns. Through most of the fiscal period, investors tended to favor lower-yielding stocks despite low beta outperforming high beta equities. But while investor preferences for certain sectors and risk profiles will vary from year to year, the Fund’s management remained focused on the key long-term drivers of total return–dividend yield and dividend growth. In order to pursue these income-based goals, the portfolio seeks to invest in high quality companies with attractive, sustainable dividends and stable cash flow profiles–conditions which are most commonly met in sectors that exhibit low levels of cyclicality. Given its persistent preference for stable income generation, the Fund’s largest sector concentrations at period-end were in Health Care, Utilities and Financials, representing 22.92%, 21.48% and 15.88%, respectively.
From a sector perspective, the Fund’s holdings in Industrials were the most significant contributors to performance, posting a return of 24.18%. Outperformance was driven mainly by United Parcel Service which returned 55.27% after reporting very strong Q2 earnings due to continued momentum in e-commerce. Health Care was also a solid contributor to overall Fund performance, delivering a return of 5.21%, led by Sonic Healthcare, Amgen and AbbVie which returned 64.16%, 18.66% and 12.80%, respectively. Utilities added further to Fund performance as Iberdrola, E.ON, and American Electric Power returned 18.04%, 13.48% and 10.03%, respectively for the reporting period.
By contrast, the Fund’s weakest contribution was noted in the Energy sector, which delivered a weighted average return of -37.62% driven by declining oil prices and worse-than-expected earnings from Royal Dutch Shell, ExxonMobil, BP and Chevron which returned -59.65%, -48.45%, -39.37% and -37.10%, respectively. Contributions from Real Estate also lagged–returning -42.75% for the reporting period. Detractors in this sector included Ventas, Omega Healthcare, and Welltower which returned -66.40%, -34.94% and -9.15%, respectively. Healthcare REITS were particularly hit hard by Covid-19 during the period. In addition, the Financials sector was a drag on performance during the reporting period returning -19.19% due to Scor SE, BNP Paribas and Regions Financial which returned -42.35%, -45.23% and -13.53%, respectively.
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Due to its focus on high dividend income and growth in that income stream over time, the Fund tends to perform best when investors prefer high-yield, high-quality, low-beta, large-cap stocks. Often times, the strategy outperforms in flat markets or periods of market distress. Conversely, the strategy may lag the broad market when investors prefer low-yield, low-quality, high-risk, small-cap stocks. Over the reporting period, the Fund underperformed the broad global market as investor’s tended to favor low-yielding equities and growth over value.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the MWHDYI.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the MWI.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
4
The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
5
The Dow Jones Industrial Average is a price weighted index comprised of 30 of the largest and most widely held public companies in the United States.*
6
The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. Today the NASDAQ Composite includes over 3,000 companies.*
7
The Stoxx Europe 600 represents large, mid and small capitalization companies across 17 countries of the European region.*
8
The Shanghai Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.*
9
The MSCI All Country World ex US Index captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.*
10
There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
11
Represents the 30-day SEC yield for the Fund’s R6 Shares. In the absence of temporary expense waivers or reimbursements the 30-day SEC yield would have been 2.88% for the Fund’s R6 Shares. The dividend yield represents the average yield of the underlying securities within the portfolio.
12
Beta measures a security/fund’s volatility relative to the market. A beta greater than 1.00 suggests the security/fund has historically had less volatility relative to the market.
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Global Strategic Value Dividend Fund from January 30, 2017 to October 31, 2020, compared to the MSCI World Index (MWI)2 and the MSCI World High Dividend Yield Index (MWHDYI).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 InvestmenT
Growth of $10,000 as of October 31, 2020
■ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2020
(returns reflect all applicable sales charges and contingent sales charges as specified below in footnote #1)
	1 Year	Start of Performance[4]
Class A Shares	-18.32%	-0.32%
Class C Shares	-15.07%	0.47%
Institutional Shares	-13.37%	1.43%
Class R6 Shares	-13.35%	1.43%
MWI	4.36%	8.83%
MWHDYI	-9.35%	3.86%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). For Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MWI and MWHDYI have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2
The MWI captures large- and mid-cap representation across 23 developed market countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MWI is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The MWI is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large- and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MWHDYI is not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The MWHDYI is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4
The Fund commenced operations on January 30, 2017.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	22.9%
Utilities	21.5%
Financials	15.9%
Consumer Staples	14.7%
Communication Services	14.5%
Information Technology	6.7%
Energy	6.4%
Industrials	3.0%
Consumer Discretionary	1.1%
Cash Equivalents[2]	1.1%
Other Assets and Liabilities—Net[3]	(7.8)%
TOTAL	100.0%
1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2020
Shares			Value in U.S. Dollars
		COMMON STOCKS—106.7%
		Australia—2.4%
1,825		Sonic Healthcare Ltd.	$44,787
		Canada—17.5%
1,360		BCE, Inc.	54,653
754		Canadian Imperial Bank of Commerce	56,243
830		Emera, Inc.	33,112
1,454		Enbridge, Inc.	40,063
1,040		Fortis, Inc. / Canada	41,083
290		Royal Bank of Canada	20,297
830		TC Energy Corp.	32,669
3,040		TELUS Corp.	52,015
		TOTAL	330,135
		France—7.5%
840		Danone SA	46,428
590		Sanofi	53,335
1,710	[1]	Scor SA	41,701
		TOTAL	141,464
		Germany—5.1%
3,905		E.On AG	40,724
235		Muenchener Rueckversicherungs-Gesellschaft AG	54,996
		TOTAL	95,720
		Italy—3.1%
3,950		Enel SpA	31,459
5,720		Snam Rete Gas SPA	27,929
		TOTAL	59,388
		Spain—2.3%
3,728		Iberdrola SA	43,979
		Switzerland—5.3%
180		Nestle S.A.	20,224
375		Novartis AG	29,267
150		Zurich Insurance Group AG	49,669
		TOTAL	99,160
		United Kingdom—11.2%
870		British American Tobacco PLC	27,642
955		GlaxoSmithKline PLC	15,933
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Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United Kingdom—continued
3,139	National Grid-SP PLC	$37,361
1,220	Unilever PLC	69,565
45,515	Vodafone Group PLC	60,800
	TOTAL	211,301
	United States—52.3%
200	3M Co.	31,992
868	AbbVie, Inc.	73,867
495	American Electric Power Co., Inc.	44,515
90	Amgen, Inc.	19,525
2,054	AT&T, Inc.	55,499
365	Bristol-Myers Squibb Co.	21,334
65	Broadcom, Inc.	22,726
335	Chevron Corp.	23,283
1,195	Cisco Systems, Inc.	42,900
385	Dominion Energy, Inc.	30,931
490	Duke Energy Corp.	45,134
235	Eaton Corp. PLC	24,391
745	Exxon Mobil Corp.	24,302
175	General Mills, Inc.	10,346
235	Genuine Parts Co.	21,251
1,035	Gilead Sciences, Inc.	60,185
355	IBM Corp.	39,639
215	JPMorgan Chase & Co.	21,079
580	Merck & Co., Inc.	43,622
210	PepsiCo, Inc.	27,991
1,980	Pfizer, Inc.	70,250
400	Philip Morris International, Inc.	28,408
195	PNC Financial Services Group	21,817
1,045	PPL Corp.	28,737
2,530	Regions Financial Corp.	33,649
150	Texas Instruments, Inc.	21,689
970	The Coca-Cola Co.	46,618
885	Verizon Communications, Inc.	50,436
	TOTAL	986,116
	TOTAL COMMON STOCKS (IDENTIFIED COST $2,130,157)	2,012,050
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Shares		Value in U.S. Dollars
	INVESTMENT COMPANY—1.1%
20,442	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.10%[2] (IDENTIFIED COST $20,433)	$20,450
	TOTAL INVESTMENT IN SECURITIES—107.8% (IDENTIFIED COST $2,150,590)[3]	2,032,500
	OTHER ASSETS AND LIABILITIES - NET—(7.8)%[4]	(146,981)
	TOTAL NET ASSETS—100%	$1,885,519
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2020, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 10/31/2019	$59,741
Purchases at Cost	$744,506
Proceeds from Sales	$(783,773)
Change in Unrealized Appreciation/Depreciation	$16
Net Realized Gain/(Loss)	$(40)
Value as of 10/31/2020	$20,450
Shares Held as of 10/31/2020	20,442
Dividend Income	$254
1
Non-income-producing security.
2
7-day net yield.
3
The cost of investments for federal tax purposes amounts to $2,150,971.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of October 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$986,116	$—	$—	$986,116
International	330,135	695,799	—	1,025,934
Investment Company	20,450	—	—	20,450
TOTAL SECURITIES	$1,336,701	$695,799	$—	$2,032,500
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$5.34	$4.96	$5.37	$5.00
Income From Investment Operations:
Net investment income	0.18	0.21	0.20[2]	0.13[2]
Net realized and unrealized gain (loss)	(0.89)	0.43	(0.33)	0.35
TOTAL FROM INVESTMENT OPERATIONS	(0.71)	0.64	(0.13)	0.48
Less Distributions:
Distributions from net investment income	(0.18)	(0.21)	(0.19)	(0.11)
Distributions from net realized gain	—	(0.05)	(0.09)	—
TOTAL DISTRIBUTIONS	(0.18)	(0.26)	(0.28)	(0.11)
Net Asset Value, End of Period	$4.45	$5.34	$4.96	$5.37
Total Return[3]	(13.58)%	13.25%	(2.67)%	9.73%
Ratios to Average Net Assets:
Net expenses[4]	1.10%	1.12%	1.11%	1.10%[5]
Net investment income	3.70%	3.94%	3.84%	3.22%[5]
Expense waiver/reimbursement[6]	15.95%	18.79%	15.35%	19.52%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$487	$344	$389	$137
Portfolio turnover	47%	44%	25%	23%
1
Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$5.34	$4.96	$5.37	$5.00
Income From Investment Operations:
Net investment income	0.15	0.14	0.16[2]	0.10[2]
Net realized and unrealized gain (loss)	(0.90)	0.45	(0.33)	0.37
TOTAL FROM INVESTMENT OPERATIONS	(0.75)	0.59	(0.17)	0.47
Less Distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.15)	(0.10)
Distributions from net realized gain	—	(0.05)	(0.09)	—
TOTAL DISTRIBUTIONS	(0.14)	(0.21)	(0.24)	(0.10)
Net Asset Value, End of Period	$4.45	$5.34	$4.96	$5.37
Total Return[3]	(14.24)%	12.31%	(3.39)%	9.36%
Ratios to Average Net Assets:
Net expenses[4]	1.88%	1.89%	1.86%	1.85%[5]
Net investment income	2.82%	3.17%	3.18%	2.47%[5]
Expense waiver/reimbursement[6]	15.81%	17.78%	15.04%	18.50%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$40	$28	$130	$133
Portfolio turnover	47%	44%	25%	23%
1
Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$5.34	$4.96	$5.37	$5.00
Income From Investment Operations:
Net investment income	0.20	0.22	0.21[2]	0.13[2]
Net realized and unrealized gain (loss)	(0.90)	0.43	(0.33)	0.36
TOTAL FROM INVESTMENT OPERATIONS	(0.70)	0.65	(0.12)	0.49
Less Distributions:
Distributions from net investment income	(0.19)	(0.22)	(0.20)	(0.12)
Distributions from net realized gain	—	(0.05)	(0.09)	—
TOTAL DISTRIBUTIONS	(0.19)	(0.27)	(0.29)	(0.12)
Net Asset Value, End of Period	$4.45	$5.34	$4.96	$5.37
Total Return[3]	(13.37)%	13.53%	(2.45)%	9.90%
Ratios to Average Net Assets:
Net expenses[4]	0.85%	0.88%	0.86%	0.85%[5]
Net investment income	3.87%	4.25%	4.04%	3.20%[5]
Expense waiver/reimbursement[6]	15.74%	18.19%	15.39%	18.08%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$303	$119	$295	$139
Portfolio turnover	47%	44%	25%	23%
1
Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$5.34	$4.96	$5.37	$5.00
Income From Investment Operations:
Net investment income	0.19	0.22	0.21[2]	0.15[2]
Net realized and unrealized gain (loss)	(0.89)	0.43	(0.33)	0.34
TOTAL FROM INVESTMENT OPERATIONS	(0.70)	0.65	(0.12)	0.49
Less Distributions:
Distributions from net investment income	(0.19)	(0.22)	(0.20)	(0.12)
Distributions from net realized gain	—	(0.05)	(0.09)	—
TOTAL DISTRIBUTIONS	(0.19)	(0.27)	(0.29)	(0.12)
Net Asset Value, End of Period	$4.45	$5.34	$4.96	$5.37
Total Return[3]	(13.35)%	13.54%	(2.44)%	9.90%
Ratios to Average Net Assets:
Net expenses[4]	0.84%	0.86%	0.85%	0.84%[5]
Net investment income	3.91%	4.31%	4.05%	3.82%[5]
Expense waiver/reimbursement[6]	15.86%	18.83%	15.34%	22.67%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,055	$1,218	$1,072	$1,099
Portfolio turnover	47%	44%	25%	23%
1
Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and LiabilitiesOctober 31, 2020

Assets:
Investment in securities, at value including $20,450 of investment in an affiliated holding* (identified cost $2,150,590)		$2,032,500
Cash		428
Income receivable		8,356
TOTAL ASSETS		2,041,284
Liabilities:
Payable for portfolio accounting fees	$72,837
Payable for auditing fees	26,212
Payable to adviser (Note 5)	24,906
Payable for share registration costs	11,672
Payable for custodian fees	8,406
Payable for insurance premiums	3,956
Payable for administrative fee (Note 5)	246
Payable for other service fees (Notes 2 and 5)	214
Accrued expenses (Note 5)	7,316
TOTAL LIABILITIES		155,765
Net assets for 423,891 shares outstanding		$1,885,519
Net Assets Consists of:
Paid-in capital		$2,206,621
Total distributable earnings (loss)		(321,102)
TOTAL NET ASSETS		$1,885,519
Annual Shareholder Report
17

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($486,813 ÷ 109,477 shares outstanding) no par value, unlimited shares authorized	$4.45
Offering price per share (100/94.50 of $4.45)	$4.71
Redemption proceeds per share	$4.45
Class C Shares:
Net asset value per share ($40,093 ÷ 9,008 shares outstanding) no par value, unlimited shares authorized	$4.45
Offering price per share	$4.45
Redemption proceeds per share (99.00/100 of $4.45)	$4.41
Institutional Shares:
Net asset value per share ($303,239 ÷ 68,085 shares outstanding) no par value, unlimited shares authorized	$4.45
Offering price per share	$4.45
Redemption proceeds per share	$4.45
Class R6 Shares:
Net asset value per share ($1,055,374 ÷ 237,321 shares outstanding) no par value, unlimited shares authorized	$4.45
Offering price per share	$4.45
Redemption proceeds per share	$4.45
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of OperationsYear Ended October 31, 2020

Investment Income:
Dividends (including $254 received from an affiliated holding* and net of foreign taxes withheld of $5,964)			$91,513
Expenses:
Investment adviser fee (Note 5)		$14,418
Administrative fee (Note 5)		1,990
Custodian fees		12,822
Transfer agent fees (Note 2)		7,807
Directors’/Trustees’ fees (Note 5)		781
Auditing fees		32,765
Legal fees		9,685
Distribution services fee (Note 5)		248
Other service fees (Notes 2 and 5)		1,234
Portfolio accounting fees		148,275
Share registration costs		66,600
Printing and postage		16,832
Miscellaneous (Note 5)		9,247
TOTAL EXPENSES		322,704
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(14,418)
Reimbursements of other operating expenses (Notes 2 and 5)	(290,466)
TOTAL WAIVER AND REIMBURSEMENTS		(304,884)
Net expenses			17,820
Net investment income			73,693
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of ($40) on sales of investments in an affiliated holding*) and foreign currency transactions			(153,948)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $16 of investments in an affiliated holding*)			(220,511)
Net realized and unrealized gain (loss) on investments and foreign currency transactions			(374,459)
Change in net assets resulting from operations			$(300,766)
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets

Year Ended October 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$73,693	$67,628
Net realized loss	(153,948)	(53,282)
Net change in unrealized appreciation/depreciation	(220,511)	186,822
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(300,766)	201,168
Distributions to Shareholders:
Class A Shares	(16,815)	(14,153)
Class C Shares	(905)	(2,534)
Institutional Shares	(11,443)	(9,889)
Class R6 Shares	(43,583)	(58,900)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(72,746)	(85,476)
Share Transactions:
Proceeds from sale of shares	546,750	248,141
Net asset value of shares issued to shareholders in payment of distributions declared	72,487	84,548
Cost of shares redeemed	(69,707)	(624,774)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	549,530	(292,085)
Change in net assets	176,018	(176,393)
Net Assets:
Beginning of period	1,709,501	1,885,894
End of period	$1,885,519	$1,709,501
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
October 31, 2020
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Hermes Global Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
Prior to June 29, 2020, the names of the Trust and Fund were Federated Equity Funds and Federated Global Strategic Value Dividend Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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21

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report
22

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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23

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $304,884 is disclosed in various locations in this Note 2 and Note 5. For the year ended October 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$2,128	$(319)
Class C Shares	138	—
Institutional Shares	1,209	(37)
Class R6 Shares	4,332	—
TOTAL	$7,807	$(356)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,151
Class C Shares	83
TOTAL	$1,234
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2020, the Fund did not have a liability for any
Annual Shareholder Report
24

uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2020, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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25

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	47,258	$252,037	24,966	$127,950
Shares issued to shareholders in payment of distributions declared	3,556	16,812	2,842	14,148
Shares redeemed	(5,844)	(26,284)	(41,693)	(208,142)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	44,970	$242,565	(13,885)	$(66,044)

Year Ended October 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,622	$15,939	152	$780
Shares issued to shareholders in payment of distributions declared	190	902	432	2,145
Shares redeemed	(3)	(15)	(21,583)	(106,027)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,809	$16,826	(20,999)	$(103,102)

Year Ended October 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	52,692	$278,774	23,659	$118,161
Shares issued to shareholders in payment of distributions declared	2,352	11,194	1,885	9,360
Shares redeemed	(9,296)	(43,408)	(62,662)	(310,605)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	45,748	$246,560	(37,118)	$(183,084)
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26

Year Ended October 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	238	$1,250
Shares issued to shareholders in payment of distributions declared	9,076	43,579	11,816	58,895
Shares redeemed	—	—	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	9,076	$43,579	12,054	$60,145
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	103,603	$549,530	(59,948)	$(292,085)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$72,746	$68,066
Long-term capital gains	$—	$17,410
As of October 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$4,660
Net unrealized depreciation	$(118,349)
Capital loss carryforwards	$(207,413)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At October 31, 2020, the cost of investments for federal tax purposes was $2,150,971. The net unrealized depreciation of investments for federal tax purposes was $118,471. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $95,198 and net unrealized depreciation from investments for those securities having an excess of cost over value of $213,669.
As of October 31, 2020, the Fund had a capital loss carryforward of $207,413 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$136,925	$70,488	$207,413
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27

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2020, the Adviser voluntarily waived $14,400 of its fee and voluntarily reimbursed $356 of transfer agent fees and $290,110 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2020, the Adviser reimbursed $18.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100	on assets up to $50 billion
0.075	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, the annualized fee paid to FAS was 0.103% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$248
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2020, FSC retained $61 of fees paid by the Fund. For the year ended October 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2020, FSC retained $45 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended October 31, 2020, FSSC received $306 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.10%, 1.89%, 0.85% and 0.84% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Affiliated Shares of Beneficial Interest
As of October 31, 2020, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2020, were as follows:
Purchases	$ 1,493,847
Sales	$ 948,739
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. Line of cREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2020, the Fund had no outstanding loans. During the year ended October 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2020, there were no outstanding loans. During the year ended October 31, 2020, the program was not utilized.
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10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. SUBSEQUENT EVENT
On November 11, 2020, the Trustees of the Trust approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated on or about the close of business on January 22, 2021.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2020, 100.0% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2020, 56.82% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended October 31, 2020, the Fund derived $52,354 of gross income from foreign sources and paid foreign taxes of $5,964.
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31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Hermes Equity Funds and Shareholders of Federated HERMES Global Strategic Value Dividend Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes Global Strategic Value Dividend Fund (formerly, Federated Global Strategic Value Dividend Fund) (the “Fund”), a portfolio of Federated Hermes Equity Funds (formerly Federated Equity Funds), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods ended in the four-year period ended October 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
December 22, 2020
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33

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$ 1,028.20	$5.61
Class C Shares	$1,000	$ 1,024.20	$ 9.51
Institutional Shares	$1,000	$ 1,029.50	$ 4.34
Class R6 Shares	$1,000	$1,029.50	$4.29
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.61	$ 5.58
Class C Shares	$1,000	$1,015.74	$9.48
Institutional Shares	$1,000	$1,020.86	$ 4.32
Class R6 Shares	$1,000	$1,020.91	$4.27
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.10%
Class C Shares	1.87%
Institutional Shares	0.85%
Class R6 Shares	0.84%
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35

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 9 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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37

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

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38

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly also previously served as Chair of the Risk Management Committee for Holy Ghost Preparatory School,
Philadelphia and Secretary and Chair of the Governance Committee,
Oakland Catholic High School Board of Trustees, Pittsburgh.

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39

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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40

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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41

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report
42

Evaluation and Approval of Advisory Contract–May 2020
Federated Global Strategic Value Dividend Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES GLOBAL STRATEGIC VALUE DIVIDEND FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
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throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year period ended December 31, 2019. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
It was noted in the materials for the May Meetings that, for the year ended December 31, 2019, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of
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the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated
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Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
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management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Global Strategic Value Dividend Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
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addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Global Strategic Value Dividend Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421N865
CUSIP 31421N857
CUSIP 31421N840
CUSIP 31421N832
Q453249 (12/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2020

Share Class | Ticker	A | KAUAX	B | KAUBX	C | KAUCX
	R | KAUFX	Institutional | KAUIX

Federated Hermes Kaufmann Fund
(formerly, Federated Kaufmann Fund)
Successor to the Kaufmann Fund, Inc., with performance history since February 21, 1986

A Portfolio of Federated Hermes Equity Funds
(formerly, Federated Equity Funds)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Kaufmann Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2019 through October 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Kaufmann Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2020, was 21.52% for the Class A Shares, 21.10% for the Class B Shares, 20.96% for the Class C Shares, 21.64% for the Class R Shares and 22.11% for the Institutional Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1 the Fund’s broad-based securities market index, was 21.14% for the same period. The total return of the Morningstar Mid-Cap Growth Funds Average (MMCGFA),2 a peer group average for the Fund, was 22.59% for the same period. The Fund’s and MMCGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund’s investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund’s performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund’s Class IS Shares relative to the RMCGI.
MARKET OVERVIEW
During the reporting period, returns in most global equity markets were positive as economic growth rebounded from devastating levels during the global Coronavirus pandemic. This was helped by a global, synchronized stimulus from both fiscal and monetary policies around the world. This led to a rebound in economic data in the 3rd quarter of 2020 from rehiring to industrial orders. Global central banks and governments alike are likely to continue their supportive policies which could help financial markets. Uncertainty around the pandemic remained important for investors as lockdowns and additional economic risks loomed, with the expectation that uncertainty will remain until a vaccine or therapies can mitigate the effects on global populations. While the economy has momentum from its initial drop from the pandemic lockdowns, there remained much uncertainty surrounding expansion into the future, which may cause additional volatility for the market.
STOCK SELECTION
The key factors affecting performance from a macroeconomic standpoint were the pandemic’s damage to the economies around the world followed by unprecedented stimulus from governments around the world, both fiscal and monetary. These monetary accommodations, combined with a more aggressive fiscal stance, helped to boost the S&P 500® Index4 from the significant drop in the second quarter. The profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund management continued to seek what it viewed as attractive growth investment
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opportunities–companies it viewed as dominant competitors, possessing strengthening fundamentals, with the potential to deliver both near-term and long-term growth in sales and earnings.
The majority of the Fund outperformance versus the RMCGI was due to stock selection, particularly in the Health Care, Information Technology and materials sectors. Individual companies that most contributed to Fund performance during the reporting period were: Shopify Inc., arGEN-X, Ultragenyx Pharmaceutical, Moderna and Veeva Systems. Holdings that negatively impacted Fund performance were: Air Lease Corporation, Azul SA, Galapagos and NagaCorp.
SECTOR EXPOSURE
At the end of the reporting period, approximately 68% of the portfolio was invested in four large sectors: Health Care, Information Technology, Materials and Industrials. These sectors have historically provided what Fund management views as good opportunities for bottom-up growth investors.
INTERNATIONAL EXPOSURE
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance. Approximately 24.38% of the Fund’s assets were invested in such companies during the reporting period.
EFFECT OF CASH HOLDINGS
The Fund had significant outflows during the reporting period which resulted in an average cash position of 17%. In a rising market, the cash holdings resulted in a modest drag on relative Fund performance versus the RMCGI.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
3
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4
The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Kaufmann Fund (the “Fund”) from October 31, 2010 to October 31, 2020, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Mid-Cap Growth Funds Average (MMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2020
■ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■ Total returns shown for Class R Shares include the redemption fee of 0.20%.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	14.83%	14.64%	12.89%
Class B Shares	15.60%	15.16%	13.06%
Class C Shares	19.96%	15.34%	12.93%
Class R Shares	21.39%	15.90%	13.52%
Institutional Shares[4]	22.11%	16.38%	13.73%
RMCGI	21.14%	14.15%	14.13%
MMCGFA	22.59%	13.10%	12.76%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; for Class R Shares, the ending value reflects a 0.20% redemption fee. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMCGI and MMCGFA have been adjusted to reflect reinvestment of all dividends on securities in the index and the average.
2
The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Institutional Shares commenced operations on December 29, 2016. The Fund offers four other classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund’s Class R Shares. In relation to the Institutional Shares, the performance of Class R Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class R Shares. The performance of Class R Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class R Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At October 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	31.6%
Information Technology	18.1%
Materials	10.6%
Industrials	7.8%
Consumer Discretionary	6.5%
Financials	4.3%
Real Estate	1.3%
Energy	1.0%
Communication Services	0.7%
Consumer Staples	0.4%
Securities Lending Collateral[2]	7.0%
Cash Equivalents[3]	18.1%
Other Assets and Liabilities—Net[4]	(7.4)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
October 31, 2020
Shares			Value
		COMMON STOCKS— 82.2%
		Communication Services— 0.7%
1,348,000	[1,2]	ZoomInfo Technologies, Inc.	$51,210,520
		Consumer Discretionary— 6.5%
161,100	[1]	Alibaba Group Holding Ltd., ADR	49,085,559
23,450	[1]	Amazon.com, Inc.	71,197,717
45,700	[1]	Bright Horizons Family Solutions, Inc.	7,222,885
100,000	[1,2]	DraftKings, Inc.	3,540,000
127,000	[1]	Etsy, Inc.	15,441,930
974,000	[1,3]	Fisker, Inc.	7,917,618
698,900	[1]	Floor & Decor Holdings, Inc.	51,019,700
72,800	[1]	GrubHub, Inc.	5,384,288
71,400		Home Depot, Inc.	19,043,094
150,000	[1]	Just Eat Takeaway	16,691,812
637,300		Las Vegas Sands Corp.	30,628,638
128,503	[1]	Lululemon Athletica, Inc.	41,029,723
5,000	[1]	Mercadolibre, Inc.	6,070,250
575,000		Moncler S.p.A	23,023,567
24,740,000		NagaCorp Ltd.	25,596,130
195,500	[1]	Planet Fitness, Inc.	11,587,285
30,000	[2]	Vail Resorts, Inc.	6,961,200
600,100	[2]	Wingstop, Inc.	69,809,633
520,000	[1]	YETI Holdings, Inc.	25,729,600
		TOTAL	486,980,629
		Consumer Staples— 0.4%
19,600		Costco Wholesale Corp.	7,009,352
100,000	[1]	Freshpet, Inc.	11,450,000
300,000	[1,2]	Grocery Outlet Holding Corp.	13,206,000
		TOTAL	31,665,352
		Energy— 1.0%
2,036,100	[2]	New Fortress Energy, Inc.	73,564,293
		Financials— 4.3%
840,000		Apollo Global Management LLC	30,962,400
3,445,000		Ashmore Group PLC	15,907,747
85,350		BlackRock, Inc.	51,142,574
1	[1,3,4]	FA Private Equity Fund IV LP	228,522
4,650,000	[2]	FinecoBank Banca Fineco SPA	63,680,592
49,500		Goldman Sachs Group, Inc.	9,357,480
775,000	[2]	Hamilton Lane, Inc.	54,017,500
410,000		Housing Development Finance Corp. Ltd.	10,620,595
1	[1,3,4]	Infrastructure Fund	0
1,200,000	[2]	KKR & Co., Inc.	40,980,000
Annual Shareholder Report
6

Shares			Value
		COMMON STOCKS— continued
		Financials— continued
35,000	[1]	Markel Corp.	$32,648,000
400,000	[1]	Root, Inc.	9,588,000
		TOTAL	319,133,410
		Health Care— 31.5%
400,000		Abbott Laboratories	42,044,000
1,131,733	[1]	Akouos, Inc.	21,966,938
1,406,700	[1]	Albireo Pharma, Inc.	44,395,452
1,500,000	[1,2]	Alector, Inc.	14,115,000
520,000	[1,2]	American Well Corp.	13,421,200
1,266,686	[1]	Amphastar Pharmaceuticals, Inc.	24,814,379
452,000	[1]	Annexon, Inc.	9,406,120
1	[3,4]	Apollo Investment Fund V	86,062
550,000	[1,2]	Arcturus Therapeutics Holdings, Inc.	29,744,000
1,038,400	[1]	Argenx SE	258,517,329
679,500	[1]	Avidity Biosciences LLC	16,804,035
384,300	[1,2]	Avrobio, Inc.	5,487,804
800,000	[1]	Boston Scientific Corp.	27,416,000
3,385,000	[1]	Calithera Biosciences, Inc.	11,982,900
715,000	[1]	Catalent, Inc.	62,755,550
4,939,007	[1]	Corcept Therapeutics, Inc.	82,876,537
282,236	[1,2]	CRISPR Therapeutics AG	25,914,910
285,000		Danaher Corp.	65,418,900
296,000	[1]	Dexcom, Inc.	94,595,680
5,950,000	[1,2]	Dynavax Technologies Corp.	22,193,500
910,000	[1,2]	Editas Medicine, Inc.	28,155,400
267,000	[1]	Edwards Lifesciences Corp.	19,141,230
121,800	[1]	Fate Therapeutics, Inc.	5,407,920
770,000	[1,2]	Frequency Therapeutics, Inc.	16,847,600
205,800	[1,4]	Frequency Therapeutics, Inc.	4,502,904
440,000	[1]	Galapagos NV	51,981,721
670,000	[1,2]	Galapagos NV, ADR	78,041,600
2,976,453	[1,2]	Gamida Cell Ltd.	15,120,381
251,393	[1]	Genmab A/S	83,840,216
576,734	[1]	Genmab A/S, ADR	19,412,866
450,000	[1,2]	Gossamer Bio, Inc.	3,735,000
492,502	[1,2]	GW Pharmaceuticals PLC, ADR	44,330,105
400,400	[1]	IDEAYA Biosciences, Inc.	4,872,868
59,300	[1]	IDEXX Laboratories, Inc.	25,191,826
400,000	[1]	Immatics N.V.	4,152,000
340,600	[1,2]	Immatics N.V.	3,535,428
255,000	[1]	Insulet Corp.	56,673,750
24,900	[1]	Intuitive Surgical, Inc.	16,610,292
487,000	[1,2]	Kaleido Biosciences, Inc.	2,975,570
1	[1,3,4]	Latin Healthcare Fund	307,683
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
500,000	[1,2]	Legend Biotech Corp., ADR	$12,935,000
1,358,398	[1]	Merus NV	16,545,288
5,200,000	[1]	Minerva Neurosciences, Inc.	16,692,000
700,000	[1,2]	Moderna, Inc.	47,229,000
781,736	[1,2]	Molecular Partners AG	17,105,796
2,100,000	[1,2]	Otonomy, Inc.	7,518,000
375,000	[1]	PDS Biotechnology Corp.	746,250
250,000	[1,2]	Repligen Corp.	41,642,500
609,000	[1,3]	Rezolute, Inc.	12,003,840
1,013,600	[1]	Rhythm Pharmaceuticals, Inc.	21,457,912
120,000	[1,2]	Sarepta Therapeutics, Inc.	16,309,200
519,749	[1]	Scynexis, Inc.	2,271,303
2,110,000	[1,2]	Seres Therapeutics, Inc.	58,847,900
959,018	[1,3]	Soteira, Inc.	0
385,000	[1,2]	Stoke Therapeutics, Inc.	14,780,150
115,000		Stryker Corp.	23,231,150
850,000	[1,2]	Tandem Diabetes Care, Inc.	92,650,000
1,000,000	[1,2]	Translate Bio, Inc.	12,830,000
240,841	[1]	TransMedics Group, Inc.	2,885,275
225,000	[1]	Turning Point Therapeutics, Inc.	20,742,750
1,955,500	[1,2]	Ultragenyx Pharmaceutical, Inc.	196,527,750
1,870,000	[1]	UniQure N.V.	75,604,100
715,000	[1]	Veeva Systems, Inc.	193,085,750
879,000	[1]	Zai Lab Ltd., ADR	72,121,950
110,900	[1,2]	Zentalis Pharmaceuticals, LLC	4,390,531
916,000	[1,2]	Zogenix, Inc.	19,529,120
		TOTAL	2,358,475,171
		Industrials— 7.8%
1,059,780	[1]	Azek Co., Inc.	35,439,043
1,025,000	[1,2]	Azul S.A., ADR	12,146,250
128,000	[1]	CoStar Group, Inc.	105,422,080
660,000	[1,2]	Dun & Bradstreet Holdings, Inc.	17,054,400
100,000	[1]	FTI Consulting, Inc.	9,846,000
181,800	[1]	Generac Holdings, Inc.	38,205,270
361,900	[2]	HEICO Corp.	38,017,595
471,000		IHS Markit Ltd.	38,089,770
1,410,000	[1]	Mercury Systems, Inc.	97,120,800
186,700		Roper Technologies, Inc.	69,329,178
337,200		Trane Technologies PLC	44,763,300
567,200	[1]	Trex Co., Inc.	39,443,088
210,000		Verisk Analytics, Inc.	37,373,700
		TOTAL	582,250,474
		Information Technology— 18.1%
44,408	[1]	Adobe, Inc.	19,854,817
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
1,255,000	[1,2]	Advanced Micro Devices, Inc.	$94,488,950
189,500	[1]	Ansys, Inc.	57,678,115
3,337		Broadcom, Inc.	1,166,715
195,143	[1]	Coupa Software, Inc.	52,239,781
97,500	[1]	DocuSign, Inc.	19,719,375
324,725	[1,2]	Envestnet, Inc.	24,919,396
190,300	[1]	Everbridge, Inc.	19,922,507
1,059,322	[1,3,4]	Expand Networks Ltd.	0
291,400		Fidelity National Information Services, Inc.	36,305,526
49,511		FLIR Systems, Inc.	1,717,536
1,345,000	[1,2]	GDS Holdings Ltd., ADR	113,033,800
268,000	[1]	GoDaddy, Inc.	18,958,320
1,350,000		Marvell Technology Group Ltd.	50,638,500
1,547,564	[1,2]	McAfee Corp.	25,937,173
565,973	[1,2]	Medallia, Inc.	16,101,932
1,725,000	[1]	Nexi SpA	26,510,968
1,794,674	[1,2]	PagSeguro Digital Ltd.	65,703,015
500,000	[1,2]	Q2 Holdings, Inc.	45,620,000
1,185,000	[1]	Radware Ltd.	26,662,500
560,000	[1]	Rapid7, Inc.	34,680,800
171,500	[1]	RealPage, Inc.	9,550,835
100,000	[1]	Salesforce.com, Inc.	23,227,000
3,751	[1,3,4]	Sensable Technologies, Inc.	0
251,887	[1]	ServiceNow, Inc.	125,331,415
209,000	[1]	Shopify, Inc.	193,414,870
150,000	[1,2]	Snowflake, Inc.	37,503,000
375,000	[1]	Splunk, Inc.	74,265,000
175,500	[1,2]	Tyler Technologies, Inc.	67,458,690
58,339	[1,2]	Unity Software, Inc.	5,535,204
292,315	[1]	Workday, Inc.	61,421,228
		TOTAL	1,349,566,968
		Materials— 10.6%
1,500,000	[4]	Agnico Eagle Mines Ltd.	118,935,000
8,400,000		B2Gold Corp.	54,032,876
412,400		Ball Corp.	36,703,600
2,800,000		Barrick Gold Corp.	74,844,000
1,700,000	[1,2]	Endeavour Financial Corp.	41,699,317
165,000	[2]	Franco-Nevada Corp.	22,489,192
5,130,000		Kinross Gold Corp.	40,886,100
1,230,000		Kirkland Lake Gold Ltd.	56,112,600
1,640,000		Newcrest Mining Ltd.	33,861,006
1,425,000		Newmont Corp.	89,547,000
1,349,246	[2]	Osisko Gold Royalties Ltd.	15,084,570
2,120,000	[1,2]	Pretium Resources, Inc.	25,821,600
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Materials— continued
309,800		Scotts Miracle-Gro Co.	$46,485,490
129,287		Sherwin-Williams Co.	88,946,870
475,000		Wheaton Precious Metals Corp.	21,902,250
4,400,000		Yamana Gold, Inc.	24,464,000
		TOTAL	791,815,471
		Real Estate— 1.3%
671,600	[2]	Americold Realty Trust	24,332,068
185,900		Crown Castle International Corp.	29,037,580
300,000	[2]	Easterly Government Properties, Inc.	6,270,000
157,393		JBG Smith Properties	3,675,127
624,300		MGM Growth Properties LLC	16,512,735
270,000		Ryman Hospitality Properties	10,759,500
300,000		STAG Industrial, Inc.	9,336,000
		TOTAL	99,923,010
		TOTAL COMMON STOCKS (IDENTIFIED COST $2,980,170,011)	6,144,585,298
		PREFERRED STOCK— 0.0%
		Information Technology— 0.0%
679,348	[1,3,4]	Multiplex, Inc., Pfd., Series C (IDENTIFIED COST $5,000,001)	0
		WARRANTS— 0.1%
		Health Care— 0.1%
421,550	[1]	Catabasis Pharmaceuticals, Inc., Warrants 2/8/2024	264,691
801,900	[1]	Catabasis Pharmaceuticals, Inc., Warrants 6/22/2022	292,132
3,445,000	[1]	ContraFect Corp., Warrants 7/20/2022	274,567
1,735,000	[1]	ContraFect Corp., Warrants 7/27/2021	32,618
377,500	[1]	Dynavax Technologies Corp., Warrants 2/12/2022	699,017
170,300	[1]	Immatics N.V., Warrants 12/31/2025	483,652
200,970	[1,3]	Rezolute, Inc., Warrants 10/8/2027	3,621,289
1,017,000	[1]	Scynexis, Inc., Warrants 3/8/2023	35,290
848,250	[1]	Scynexis, Inc., Warrants 4/6/2021	254
		TOTAL WARRANTS (IDENTIFIED COST $557,932)	5,703,510
		INVESTMENT COMPANIES— 25.1%
90,016,791		Federated Hermes Government Obligations Fund, Premier Shares, 0.03%[5]	90,016,791
1,784,269,240		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.10%[5]	1,784,982,948
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $1,874,359,406)	1,874,999,739
		TOTAL INVESTMENT IN SECURITIES—107.4% (IDENTIFIED COST $4,860,087,350)[6]	8,025,288,547
		OTHER ASSETS AND LIABILITIES - NET—(7.4)%[7]	(551,202,404)
		TOTAL NET ASSETS—100%	$7,474,086,143
Annual Shareholder Report
10

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2020, were as follows:
	Value as of 10/31/2019	Purchases at Cost*	Proceeds from Sales*
Consumer Discretionary:
Wingstop, Inc.**	$45,669,582	$7,403,452	$(2,418,179)
Energy:
New Fortress Energy, Inc.**	$20,688,000	$18,162,588	$(5,566,171)
Health Care:
Akouos, Inc.	$—	$23,848,938	$—
Albireo Pharma, Inc.	$17,635,200	$14,923,000	$—
Alector, Inc.	$35,364,000	$17,465,412	$(18,644,151)
Amphastar Pharmaceuticals, Inc.	$15,741,725	$8,873,279	$—
Arcturus Therapeutics Holdings, Inc.	$—	$29,150,000	$—
Argenx SE**	$144,567,252	$25,939,452	$(41,202,990)
Calithera Biosciences, Inc.	$8,928,000	$1,781,250	$—
Catabasis Pharmaceuticals, Inc., Warrants 6/22/2022	$1,157,382	$—	$—
Catabasis Pharmaceuticals, Inc., Warrants 2/8/2024	$1,036,044	$—	$—
ContraFect Corp., Warrants 7/20/2022	$194,987	$—	$—
ContraFect Corp., Warrants 7/27/2021	$59,684	$—	$—
Corcept Therapeutics, Inc.**	$126,057,600	$—	$(46,249,898)
Dynavax Technologies Corp.	$23,414,000	$8,406,676	$(2,267,108)
Dynavax Technologies Corp., Warrants 2/12/2022	$1,072,440	$—	$—
Frequency Therapeutics, Inc.	$11,088,000	$—	$—
Gamida Cell Ltd.	$—	$ 14,647,516	$—
Merus NV	$—	$18,998,043	$—
Minerva Neurosciences, Inc.	$35,502,600	$—	$(17,793,300)
Molecular Partners AG	$—	$13,158,479	$(161,815)
Otonomy, Inc.	$—	$7,028,799	$—
Rezolute, Inc.	$—	$ 10,048,500	$—
Rhythm Pharmaceuticals, Inc.	$21,609,952	$—	$—
Scynexis, Inc.	$6,271,200	$—	$(83,453)
Scynexis, Inc., Warrants 3/8/2023	$453,785	$—	$—
Scynexis, Inc., Warrants 4/6/2021	$124,269	$—	$—
Soteira, Inc.	$—	$—	$—
TransMedics Group, Inc.	$—	$12,996,738	$(8,921,046)
Ultragenyx Pharmaceutical, Inc.	$77,068,800	$9,159,480	$(7,239,600)
UniQure N.V.	$105,084,000	$4,003,389	$(16,507,809)
Affiliated Issuers no longer in the portfolio at period end	$41,851,740	$8,665,060	$(38,052,014)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$740,640,242	$254,660,051	$(205,107,534)
Annual Shareholder Report
11

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)*	Value as of 10/31/2020	Shares Held as of 10/31/2020	Dividend Income*

$18,482,044	$672,734	$69,809,633	600,100	$272,909

$36,599,296	$3,680,580	$73,564,293	2,036,100	$200,000

$(1,882,000)	$—	$21,966,938	1,131,733	$—
$11,837,252	$—	$44,395,452	1,406,700	$—
$(8,848,008)	$(11,222,253)	$14,115,000	1,500,000	$—
$199,375	$—	$24,814,379	1,266,686	$—
$594,000	$—	$29,744,000	550,000	$—
$95,964,260	$33,249,355	$258,517,329	1,038,400	$—
$1,273,650	$—	$11,982,900	3,385,000	$—
$(865,250)	$—	$292,132	801,900	$—
$(771,353)	$—	$ 264,691	421,550	$—
$79,580	$—	$274,567	3,445,000	$—
$(27,066)	$—	$32,618	1,735,000	$—
$(33,096,199)	$36,165,034	$82,876,537	4,939,007	$—
$(6,845,720)	$(514,348)	$22,193,500	5,950,000	$—
$(373,423)	$—	$699,017	377,500	$—
$5,759,600	$—	$16,847,600	770,000	$—
$ 472,865	$—	$ 15,120,381	2,976,453	$—
$(2,452,755)	$—	$16,545,288	1,358,398	$—
$120,715	$(1,138,015)	$16,692,000	5,200,000	$—
$4,074,226	$34,906	$17,105,796	781,736	$—
$489,201	$—	$7,518,000	2,100,000	$—
$ 1,955,340	$—	$ 12,003,840	609,000	$—
$(152,040)	$—	$21,457,912	1,013,600	$—
$(2,516,392)	$(1,400,052)	$2,271,303	519,749	$—
$(418,495)	$—	$35,290	1,017,000	$—
$(124,015)	$—	$254	848,250	$—
$—	$—	$—	959,018	$—
$(461,153)	$(729,264)	$2,885,275	240,841	$—
$117,499,470	$39,600	$196,527,750	1,955,500	$—
$(15,384,495)	$(1,590,985)	$75,604,100	1,870,000	$—
$25,019,848	$(37,484,634)	$—	—	$—
$246,202,358	$19,762,658	$1,056,157,775	52,804,221	$472,909

*	A portion of the amount shown was recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At October 31, 2020, the Fund no longer has ownership of at least 5% voting shares.
Annual Shareholder Report
12

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended October 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Institutional Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 10/31/2019	$110,475,332	$2,006,173,853	$2,116,649,185
Purchases at Cost	$1,091,954,146	$3,649,471,476	$4,741,425,622
Proceeds from Sales	$(1,112,412,687)	$(3,870,660,380)	$(4,983,073,067)
Change in Unrealized Appreciation/ Depreciation	N/A	$270,834	$270,834
Net Realized Gain/(Loss)	N/A	$(272,835)	$(272,835)
Value as of 10/31/2020	$90,016,791	$1,784,982,948	$1,874,999,739
Shares Held as of 10/31/2020	90,016,791	1,784,269,240	1,874,286,031
Dividend Income	$756,723	$14,068,060	$14,824,783
Gain Distributions Received	N/A	$3,458	$3,458

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

4
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or
(b) is subject to a contractual restriction on public sales. At October 31, 2020, these restricted securities amounted to $124,060,171, which represented 1.7% of total net assets.

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $4,881,167,282.
7
Assets, other than investments in securities, less liabilities. See Statement of Assets and
Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as affiliated money market funds, other money market instruments and/or repurchase agreements.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Annual Shareholder Report
13

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$4,043,333,397	$—	$20,543,725	$4,063,877,122
International	1,453,370,697	627,337,479	—	2,080,708,176
Preferred Stock
Domestic	—	—	0	0
Debt Securities:
Warrants	—	2,082,221	3,621,289	5,703,510
Investment Companies	1,874,999,739	—	—	1,874,999,739
TOTAL SECURITIES	$7,371,703,833	$629,419,700	$24,165,014	$8,025,288,547

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$6.27	$6.03	$6.06	$5.27	$6.02
Income From Investment Operations:
Net investment income (loss)	(0.09)[1]	(0.05)[1]	(0.06)[1]	(0.06)[1]	(0.05)[1]
Net realized and unrealized gain	1.32	1.09	0.69	1.37	0.16
Total From Investment Operations	1.23	1.04	0.63	1.31	0.11
Less Distributions:
Distributions from net realized gain	(0.70)	(0.80)	(0.66)	(0.52)	(0.86)
Net Asset Value, End of Period	$6.80	$6.27	$6.03	$6.06	$5.27
Total Return[2]	21.52%	19.52%	11.64%	26.97%	1.77%
Ratios to Average Net Assets:
Net expenses[3]	1.94%	1.95%	1.95%	1.95%[4]	1.95%[4]
Net investment income (loss)	(1.38)%	(0.81)%	(1.02)%	(1.13)%	(1.00)%
Expense waiver/reimbursement[5]	0.03%	0.03%	0.03%	0.04%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,808,715	$1,629,524	$1,491,496	$1,324,155	$1,364,222
Portfolio turnover	38%	42%	33%	47%	55%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95% and 1.95% for the years ended
October 31, 2017 and 2016, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.00	$4.99	$5.15	$4.58	$5.36
Income From Investment Operations:
Net investment income (loss)	(0.09)[1]	(0.06)[1]	(0.08)[1]	(0.08)[1]	(0.07)[1]
Net realized and unrealized gain	1.03	0.87	0.58	1.17	0.15
Total From Investment Operations	0.94	0.81	0.50	1.09	0.08
Less Distributions:
Distributions from net realized gain	(0.70)	(0.80)	(0.66)	(0.52)	(0.86)
Net Asset Value, End of Period	$5.24	$5.00	$4.99	$5.15	$4.58
Total Return[2]	21.10%	18.88%	11.11%	26.16%	1.34%
Ratios to Average Net Assets:
Net expenses[3]	2.44%	2.45%	2.46%	2.47%[4]	2.48%[4]
Net investment income (loss)	(1.87)%	(1.32)%	(1.54)%	(1.65)%	(1.52)%
Expense waiver/reimbursement[5]	0.03%	0.03%	0.03%	0.03%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,306	$41,483	$50,468	$65,410	$72,634
Portfolio turnover	38%	42%	33%	47%	55%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.47% and 2.48% for the years ended
October 31, 2017 and 2016, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$4.99	$4.99	$5.14	$4.57	$5.36
Income From Investment Operations:
Net investment income (loss)	(0.09)[1]	(0.06)[1]	(0.08)[1]	(0.08)[1]	(0.07)[1]
Net realized and unrealized gain	1.02	0.86	0.59	1.17	0.14
Total From Investment Operations	0.93	0.80	0.51	1.09	0.07
Less Distributions:
Distributions from net realized gain	(0.70)	(0.80)	(0.66)	(0.52)	(0.86)
Net Asset Value, End of Period	$5.22	$4.99	$4.99	$5.14	$4.57
Total Return[2]	20.96%	18.69%	11.36%	26.22%	1.15%
Ratios to Average Net Assets:
Net expenses[3]	2.44%	2.45%	2.46%	2.47%[4]	2.48%[4]
Net investment income (loss)	(1.87)%	(1.31)%	(1.56)%	(1.65)%	(1.52)%
Expense waiver/reimbursement[5]	0.03%	0.03%	0.03%	0.03%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$141,074	$135,883	$144,284	$306,011	$343,129
Portfolio turnover	38%	42%	33%	47%	55%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.47% and 2.48% for the years ended
October 31, 2017 and 2016, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$6.28	$6.04	$6.07	$5.28	$6.03
Income From Investment Operations:
Net investment income (loss)	(0.09)[1]	(0.05)[1]	(0.06)[1]	(0.06)[1]	(0.05)[1]
Net realized and unrealized gain	1.33	1.09	0.69	1.37	0.16
Total From Investment Operations	1.24	1.04	0.63	1.31	0.11
Less Distributions:
Distributions from net realized gain	(0.70)	(0.80)	(0.66)	(0.52)	(0.86)
Net Asset Value, End of Period	$6.82	$6.28	$6.04	$6.07	$5.28
Total Return[2]	21.64%	19.48%	11.62%	26.92%	1.76%
Ratios to Average Net Assets:
Net expenses[3]	1.95%	1.95%	1.95%	1.95%[4]	1.95%[4]
Net investment income (loss)	(1.40)%	(0.81)%	(1.03)%	(1.14)%	(1.00)%
Expense waiver/reimbursement[5]	0.25%	0.26%	0.27%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,848,579	$4,313,852	$3,877,851	$3,704,278	$3,206,317
Portfolio turnover	38%	42%	33%	47%	55%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95% and 1.95% for the years ended October 31, 2017 and
2016, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$6.39	$6.11	$6.10	$4.94
Income From Investment Operations:
Net investment income (loss)	(0.06)[2]	(0.02)[2]	(0.03)[2]	(0.03)[2]
Net realized and unrealized gain	1.35	1.10	0.70	1.19
Total From Investment Operations	1.29	1.08	0.67	1.16
Less Distributions:
Distributions from net realized gain	(0.70)	(0.80)	(0.66)	—
Net Asset Value, End of Period	$6.98	$6.39	$6.11	$6.10
Total Return[3]	22.11%	19.98%	12.29%	23.48%
Ratios to Average Net Assets:
Net expenses[4]	1.44%	1.45%	1.46%	1.47%[5,6]
Net investment loss	(0.89)%	(0.31)%	(0.52)%	(0.67)%[5]
Expense waiver/reimbursement[7]	0.03%	0.03%	0.03%	0.03%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$640,411	$452,014	$325,596	$198,762
Portfolio turnover	38%	42%	33%	47%[8]

1	Reflects operations for the period from December 29, 2016 (date of initial investment) to October 31, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.47% for the period from December 29, 2016 (date of initial investment) to October 31, 2017, after taking into account these expense reductions.

7
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and LiabilitiesOctober 31, 2020

Assets:
Investment in securities, at value including $499,958,937 of securities loaned and $1,874,999,739 of investment in affiliated holdings and $1,056,157,775 of investment in affiliated companies* (identified cost $4,860,087,350)	$8,025,288,547
Cash denominated in foreign currencies (identified cost $55,178)	56,663
Income receivable	404,126
Income receivable from affiliated holdings	128,581
Receivable for investments sold	7,818,840
Receivable for shares sold	2,107,568
Total Assets	8,035,804,325
Liabilities:
Payable for investments purchased	22,958,627
Payable for shares redeemed	6,127,596
Payable for collateral due to broker for securities lending	525,559,489
Payable for investment adviser fee (Note 5)	528,684
Payable for administrative fee (Note 5)	32,302
Payable for distribution services fee (Note 5)	1,729,552
Payable for other service fees (Notes 2 and 5)	3,673,962
Accrued expenses (Note 5)	1,107,970
Total Liabilities	561,718,182
Net assets for 1,102,594,338 shares outstanding	$7,474,086,143
Net Assets Consist of:
Paid-in capital	$3,865,509,634
Total distributable earnings (loss)	3,608,576,509
Total Net Assets	$7,474,086,143
Annual Shareholder Report
20

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($1,808,715,083 ÷ 265,984,925 shares outstanding), no par value, unlimited shares authorized	$6.80
Offering price per share (100/94.50 of $6.80)	$7.20
Redemption proceeds per share	$6.80
Class B Shares:
Net asset value per share ($35,306,222 ÷ 6,742,067 shares outstanding), no par value, unlimited shares authorized	$5.24
Offering price per share	$5.24
Redemption proceeds per share (94.50/100 of $5.24)	$4.95
Class C Shares:
Net asset value per share ($141,074,213 ÷ 27,015,526 shares outstanding), no par value, unlimited shares authorized	$5.22
Offering price per share	$5.22
Redemption proceeds per share (99.00/100 of $5.22)	$5.17
Class R Shares:
Net asset value per share ($4,848,579,359 ÷ 711,165,060 shares outstanding), no par value, unlimited shares authorized	$6.82
Offering price per share	$6.82
Redemption proceeds per share	$6.82
Institutional Shares:
Net asset value per share ($640,411,266 ÷ 91,686,760 shares outstanding), no par value, unlimited shares authorized	$6.98
Offering price per share	$6.98
Redemption proceeds per share	$6.98

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of OperationsYear Ended October 31, 2020

Investment Income:
Dividends (including $9,994,654 received from affiliated companies and holdings* and net of foreign taxes withheld of $823,668)	$36,723,191
Net income on securities loaned (includes $5,303,038 received from affiliated holdings related to cash collateral balances (Note 2)*)	3,196,275
Interest	58,604
TOTAL INCOME	39,978,070
Expenses:
Investment adviser fee (Note 5)	91,989,837
Administrative fee (Note 5)	5,534,921
Custodian fees	437,326
Transfer agent fees	4,579,532
Directors’/Trustees’ fees (Note 5)	33,761
Auditing fees	45,400
Legal fees	10,864
Portfolio accounting fees	213,787
Distribution services fee (Note 5)	28,816,979
Other service fees (Notes 2 and 5)	16,332,122
Share registration costs	175,884
Printing and postage	232,058
Miscellaneous (Note 5)	58,799
TOTAL EXPENSES	148,461,270
Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	(1,803,816)
Waivers/reimbursement of other operating expenses (Notes 2 and 5)	(10,409,837)
TOTAL WAIVERS AND REIMBURSEMENT	(12,213,653)
Net expenses	136,247,617
Net investment income (loss)	(96,269,547)
Annual Shareholder Report
22

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Futures Contracts:
Net realized gain on investments (including net realized gain of $19,489,823 on sales of investments in affiliated companies and holdings*)	$620,305,372
Net realized gain on foreign currency transactions	526,869
Net realized loss on futures contracts	(65,554,976)
Realized gain distribution from affiliated investment company shares*	3,458
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $246,473,192 on investments in affiliated companies and holdings*)	894,440,983
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	45,051
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	1,449,766,757
Change in net assets resulting from operations	$1,353,497,210

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets

Year Ended October 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(96,269,547)	$(50,888,908)
Net realized gain (loss)	555,280,723	740,800,164
Net change in unrealized appreciation/depreciation	894,486,034	419,054,059
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,353,497,210	1,108,965,315
Distributions to Shareholders:
Class A Shares	(181,579,785)	(196,156,111)
Class B Shares	(5,592,184)	(7,786,018)
Class C Shares	(18,875,257)	(22,431,238)
Class R Shares	(480,511,980)	(509,207,022)
Institutional Shares	(49,190,997)	(42,821,708)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(735,750,203)	(778,402,097)
Share Transactions:
Proceeds from sale of shares	562,648,735	468,113,980
Net asset value of shares issued to shareholders in payment of distributions declared	649,963,701	687,001,939
Cost of shares redeemed	(929,029,673)	(802,617,139)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	283,582,763	352,498,780
Change in net assets	901,329,770	683,061,998
Net Assets:
Beginning of period	6,572,756,373	5,889,694,375
End of period	$7,474,086,143	$6,572,756,373
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
October 31, 2020
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Hermes Kaufmann Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
Class B Shares are closed to new accounts, new investors and new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Prior to June 29, 2020, the name of the Trust and Fund was Federated Equity Funds and Federated Kaufmann Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report
25

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursement of $12,213,653 is disclosed in Note 5.
For the year ended October 31, 2020, transfer agent fees for the Fund were as follows:
Transfer Agent Fees Incurred
Class A Shares	$1,261,773
Class B Shares	28,481
Class C Shares	101,954
Class R Shares	2,801,006
Institutional Shares	386,318
TOTAL	$4,579,532
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$4,337,025
Class B Shares	97,418
Class C Shares	349,962
Class R Shares	11,547,717
TOTAL	$16,332,122
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon
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changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At October 31, 2020, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $47,904,283. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2020, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$(65,554,976)
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$499,958,937	$525,559,489
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Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities held at October 31, 2020, is as follows:
Security	Acquisition Date	Cost	Market Value
Agnico Eagle Mines Ltd.	12/26/2018	$6,446,178	$118,935,000
Apollo Investment Fund V	5/18/2001	$0	$86,062
Expand Networks Ltd.	9/22/2000	$2,500,000	$0
FA Private Equity Fund IV LP	3/4/2002	$0	$228,522
Frequency Therapeutics, Inc.		$3,704,400	$4,502,904
Infrastructure Fund	8/11/2000	$404,496	$0
Latin Healthcare Fund	11/28/2000	$0	$307,683
Multiplex, Inc., Pfd., Series C	2/22/2001	$5,000,001	$0
Sensable Technologies, Inc.	10/15/2004	$0	$0
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	21,508,041	$134,518,515	24,008,103	$141,942,363
Shares issued to shareholders in payment of distributions declared	29,190,075	170,761,938	34,373,135	183,552,543
Shares redeemed	(44,773,440)	(277,052,292)	(45,583,805)	(269,882,178)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	5,924,676	$28,228,161	12,797,433	$55,612,728
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	Year Ended 10/31/2020		Year Ended 10/31/2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	214,763	$992,781	446,899	$2,131,511
Shares issued to shareholders in payment of distributions declared	1,194,132	5,409,421	1,766,424	7,560,294
Shares redeemed	(2,960,752)	(14,527,481)	(4,023,188)	(19,231,184)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,551,857)	$(8,125,279)	(1,809,865)	$(9,539,379)
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,283,847	$30,283,907	6,210,372	$29,007,395
Shares issued to shareholders in payment of distributions declared	3,892,750	17,556,301	4,897,396	20,911,881
Shares redeemed	(10,390,614)	(49,763,404)	(12,819,934)	(60,479,448)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(214,017)	$(1,923,196)	(1,712,166)	$(10,560,172)
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	21,264,578	$130,904,639	20,227,932	$115,640,561
Shares issued to shareholders in payment of distributions declared	70,031,266	411,083,530	81,735,229	437,283,475
Shares redeemed	(66,961,751)	(413,516,201)	(56,639,892)	(338,000,827)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	24,334,093	$128,471,968	45,323,269	$214,923,209
	Year Ended 10/31/2020		Year Ended 10/31/2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	40,798,357	$265,948,893	29,739,311	$179,392,150
Shares issued to shareholders in payment of distributions declared	7,550,587	45,152,511	6,954,566	37,693,746
Shares redeemed	(27,409,009)	(174,170,295)	(19,250,371)	(115,023,502)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	20,939,935	$136,931,109	17,443,506	$102,062,394
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	49,432,830	$283,582,763	72,042,177	$352,498,780
Redemption Fees
The Fund’s Class R Shares impose a redemption fee of 0.20% on the redemption price of the Fund’s Class R Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund’s Class R Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Excess fee proceeds, if any,
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are added to the Fund’s assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the years ended October 31, 2020 and October 31, 2019, redemption fees of $645,278 and $528,847, respectively, were allocated to cover the cost of redemptions.
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from net operating losses.
For the year ended October 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(54,319,776)	$54,319,776
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2020 and 2019, was as follows:
	2020	2019
Long-term capital gains	$735,750,203	$778,402,097
As of October 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$3,144,119,302
Undistributed long-term capital gains	$549,380,757
Ordinary loss deferrals	$(84,923,550)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, partnership adjustments and passive foreign investment company adjustments.
At October 31, 2020, the cost of investments for federal tax purposes was $4,881,167,282. The net unrealized appreciation of investments for federal tax purposes was $3,144,121,265. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,270,771,274 and net unrealized depreciation from investments for those securities having an excess of cost over value of $126,650,009.
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Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2020, for federal income tax purposes, a late year ordinary loss of $84,923,550 was deferred to November 1, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund’s average daily net assets. Pursuant to the settlement of certain litigation, the Adviser has agreed, for a period continuing through June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also, as part of the settlement agreement, effective July 1, 2012 and continuing through June 30, 2022, the Adviser has agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the Fund’s net assets exceed eight, nine, ten or twelve billion dollars, respectively. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2020, the Adviser voluntarily waived $664,112 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2020, the Adviser reimbursed $1,139,704.
Certain of the Fund’s assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2020, the Sub-Adviser earned a fee of $75,431,666.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended October 31, 2020, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$4,337,553	$—
Class B Shares	292,254	—
Class C Shares	1,049,886	—
Class R Shares	23,137,286	(10,409,837)
TOTAL	$28,816,979	$(10,409,837)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2020, FSC retained $16,626,754 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2020, FSC retained $125,392 in sales charges from the sale of Class A Shares. FSC also retained $7,066, $24,505 and $19,248 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2020, FSSC received $8,308,836 of the other service fees disclosed in Note 2.
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Commitments and Contingencies
In the course of pursuing its investment objective, the Fund may invest in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2020 the Fund had total commitments to limited partnerships and limited liability companies of $21,000,000; of this amount, $20,304,656 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $695,344.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50%, 1.95% and 1.50% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $4,664,691 and $153,060,462, respectively. Net realized gain recognized on these transactions was $36,292,869.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2020, were as follows:
Purchases	$2,220,165,229
Sales	$2,754,909,059
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7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At October 31, 2020, the diversification of countries was as follows:
Country	Percentage of Total Net Assets
United States	79.5%
Canada	8.7%
Cayman Islands	5.1%
Netherlands	5.0%
Belgium	1.7%
Italy	1.5%
Denmark	1.4%
Bermuda	1.2%
United Kingdom	0.8%
Ireland	0.6%
Switzerland	0.6%
Israel	0.6%
Australia	0.4%
Brazil	0.2%
India	0.1%
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2020, the Fund had no outstanding loans. During the year ended October 31, 2020, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2020, there were no outstanding loans. During the year ended October 31, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. SUBSEQUENT EVENT
On November 11, 2020, the Board of Trustees of the Fund approved the elimination of the 0.20% redemption fee for the Fund’s Class R Shares, effective January 1, 2021.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2020, the amount of long-term capital gains designated by the Fund was $735,750,203.
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39

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED HERMES KAUFMANN FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Kaufmann Fund (formerly, Federated Kaufmann Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (formerly, Federated Equity Funds) (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Trust) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
December 23, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,144.80	$10.46
Class B Shares	$1,000	$1,141.60	$13.14
Class C Shares	$1,000	$1,139.70	$13.12
Class R Shares	$1,000	$1,144.30	$10.51
Institutional Shares	$1,000	$1,146.10	$7.77
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.38	$9.83
Class B Shares	$1,000	$1,012.87	$12.35
Class C Shares	$1,000	$1,012.87	$12.35
Class R Shares	$1,000	$1,015.33	$9.88
Institutional Shares	$1,000	$1,017.90	$7.30

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.94%
Class B Shares	2.44%
Class C Shares	2.44%
Class R Shares	1.95%
Institutional Shares	1.44%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 10 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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45

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly also previously served as Chair of the Risk Management Committee for Holy Ghost Preparatory School,
Philadelphia and Secretary and Chair of the Governance Committee,
Oakland Catholic High School Board of Trustees, Pittsburgh.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated Kaufmann Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES KAUFMANN FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Global Investment Management Corp. with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund
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and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
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The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss
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the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of
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the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the longevity and experience of the Fund’s portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds.
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
In the case of the Fund, the Board noted that Federated Hermes does not manage any Comparable Funds/Accounts in the style of the Fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by
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Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability
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information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contracts, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO Fee Evaluation Report also noted that the Board is aware of the provisions agreed upon in the settlement of the Kaufmann Fund fee litigation under which, starting July 1, 2012 and for a period of ten years thereafter, a cap on the net investment advisory fee is imposed and under which additional breakpoints are required upon the Fund reaching $8 billion, $9 billion, $10 billion and $12 billion in size.
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Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contracts was appropriate.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Kaufmann Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
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addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Kaufmann Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172677
CUSIP 314172669
CUSIP 314172651
CUSIP 314172644
CUSIP 31421N873
26396 (12/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2020

Share Class | Ticker	A | KLCAX	C | KLCCX	R | KLCKX
	Institutional | KLCIX	R6 | KLCSX

Federated Hermes Kaufmann Large Cap Fund
(formerly, Federated Kaufmann Large Cap Fund)
Fund Established 2007

A Portfolio of Federated Hermes Equity Funds
(formerly, Federated Equity Funds)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Kaufmann Large Cap Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2019 through October 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Kaufmann Large Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2020, was 20.14% for the Class A Shares, 19.21% for the Class C Shares, 19.69% for the Class R Shares, 20.46% for the Institutional Shares and 20.52% for the Class R6 Shares. The total return of the Russell 1000® Growth Index (R1000G),1 the Fund’s broad-based securities market index, was 29.22% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was 25.92% for the same period. The Fund’s and MLGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund’s investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund’s performance relative to the R1000G.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R1000G.
Market Overview
During the reporting period, returns in most global equity markets were positive as economic growth rebounded from devastating levels during the global Coronavirus pandemic. This was helped by a global, synchronized stimulus from both fiscal and monetary policies around the world. This led to a rebound in economic data in the 3rd quarter of 2020 from rehiring to industrial orders. It appeared that global central banks and governments alike are likely to continue their supportive policies which could help financial markets. Uncertainty around the pandemic remained important for investors as lockdowns and additional economic risks loomed, with the expectation that uncertainty will remain until a vaccine or therapies can mitigate the effects on global populations. While the economy has momentum from its initial drop from the pandemic lockdowns, there remained much uncertainty surrounding expansion into the future, which may cause additional volatility for the market.
Stock Selection
The key factors affecting performance from a macroeconomic standpoint were the pandemic’s damages to the economies around the world followed by unprecedented stimulus from governments around the world, both fiscal and monetary. These monetary accommodations, combined with a more aggressive fiscal stance, helped to boost the S&P 500 Index4 from the significant drop in the second quarter. The profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund
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management continued to seek what it viewed as attractive growth investment opportunities–companies it viewed as dominant competitors, possessing strengthening fundamentals, with the potential to deliver both near-term and long-term growth in sales and earnings.
Most of the Fund underperformance versus the R1000G was due to stock selection, particularly in the Information Technology, Consumer Discretionary and its cash holdings. Individual companies that most contributed to Fund performance during the reporting period were SericeNow, Inc, Amazon.com, Microsoft Corporation, Veeva Systems and Moderna. Holdings that negatively impacted Fund performance were AerCap, CBRE Group, Galapagos NV, JP Morgan and Hilton Worldwide.
Sector Exposure
At the end of the reporting period, approximately 79% of the portfolio was invested in four large sectors: Information Technology, Health Care, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors.
International Exposure
Stock selection of companies domiciled outside the U.S. was a negative contributor to Fund performance. Approximately 10.4% of the Fund’s assets were invested in such companies during the reporting period.
Effect of Cash Holdings
The Fund had significant outflows during the reporting period which resulted in an average cash position of 3.6%. In a rising market, the cash holdings resulted in a drag on relative Fund performance versus the R1000G.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the MLGFA.
3
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Kaufmann Large Cap Fund from October 31, 2010 to October 31, 2020, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2020
■ Total returns shown for Class A shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	13.55%	13.25%	14.25%
Class C Shares	18.21%	13.65%	14.00%
Class R Shares	19.69%	14.10%	14.44%
Institutional Shares	20.46%	14.83%	15.18%
Class R6 Shares[4]	20.52%	14.90%	15.23%
R1000G	29.22%	17.32%	16.31%
MLGFA	25.92%	14.64%	14.19%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R1000G and the MLGFA have been adjusted to reflect the reinvestment of dividends on securities in the index and average.
2
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Class R6 Shares commenced operations on December 30, 2013. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund’s Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	30.6%
Health Care	24.7%
Consumer Discretionary	12.6%
Industrials	11.8%
Communication Services	6.9%
Financials	6.2%
Materials	3.7%
Real Estate	1.4%
Consumer Staples	0.9%
Securities Lending Collateral[2]	1.8%
Cash Equivalents[3]	0.7%
Other Assets and Liabilities—Net[4]	(1.3)%
TOTAL	100%

1
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
October 31, 2020
Shares			Value
		COMMON STOCKS— 98.8%
		Communication Services— 6.9%
42,700	[1]	Alphabet, Inc., Class A	$69,007,897
307,000	[1]	Facebook, Inc.	80,774,770
1,191,225	[1]	T-Mobile USA, Inc.	130,522,523
		TOTAL	280,305,190
		Consumer Discretionary— 12.6%
236,000	[1]	Alibaba Group Holding Ltd., ADR	71,906,840
50,250	[1]	Amazon.com, Inc.	152,566,538
250,000		Home Depot, Inc.	66,677,500
1,000,000		Las Vegas Sands Corp.	48,060,000
254,800	[1]	Lululemon Athletica, Inc.	81,355,092
20	[1,2]	New Cotai LLC/Capital	0
408,100		Nike, Inc., Class B	49,004,648
835,000	[1]	TJX Cos., Inc.	42,418,000
		TOTAL	511,988,618
		Consumer Staples— 0.9%
106,100		Costco Wholesale Corp.	37,943,482
		Financials— 6.2%
385,000		Apollo Global Management LLC	14,191,100
133,600		BlackRock, Inc.	80,054,456
230,000		Goldman Sachs Group, Inc.	43,479,200
551,000		JPMorgan Chase & Co.	54,020,040
1,672,200		KKR & Co., Inc.	57,105,630
		TOTAL	248,850,426
		Health Care— 24.7%
413,900		Abbott Laboratories	43,505,029
369,200	[1]	Alcon, Inc.	20,938,924
550,000	[1]	Alnylam Pharmaceuticals, Inc.	67,633,500
178,000	[1]	Argenx SE, ADR	44,167,140
1,068,177	[1]	Boston Scientific Corp.	36,606,426
357,000	[1]	Catalent, Inc.	31,333,890
100,000		Danaher Corp.	22,954,000
127,553	[1]	Dexcom, Inc.	40,763,388
542,511	[1]	Edwards Lifesciences Corp.	38,892,613
382,531	[1,3]	Galapagos NV, ADR	44,557,211
277,700	[1]	Genmab A/S	92,613,668
302,857	[1]	Genmab A/S, ADR	10,194,167
195,000	[1]	IDEXX Laboratories, Inc.	82,839,900
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
15,200	[1]	Intuitive Surgical, Inc.	$10,139,616
385,000	[1,3]	Moderna, Inc.	25,975,950
150,900	[1]	Sarepta Therapeutics, Inc.	20,508,819
125,300		Stryker Corp.	25,311,853
740,000	[1,3]	Ultragenyx Pharmaceutical, Inc.	74,370,000
424,285	[1]	Veeva Systems, Inc.	114,578,164
267,600	[1]	Vertex Pharmaceuticals, Inc.	55,757,136
280,000	[1]	Zai Lab Ltd.	23,295,711
470,000		Zoetis, Inc.	74,518,500
		TOTAL	1,001,455,605
		Industrials— 11.8%
97,700	[1]	CoStar Group, Inc.	80,466,697
1,050,000		IHS Markit Ltd.	84,913,500
206,200		Roper Technologies, Inc.	76,570,308
852,900		Trane Technologies PLC	113,222,475
308,700		United Parcel Service, Inc.	48,499,857
420,000		Verisk Analytics, Inc.	74,747,400
		TOTAL	478,420,237
		Information Technology— 30.6%
460,000		Apple, Inc.	50,075,600
75,382		Broadcom, Inc.	26,355,809
787,648		Fidelity National Information Services, Inc.	98,133,064
650,781	[1]	GoDaddy, Inc.	46,036,248
923,000		Marvell Technology Group Ltd.	34,621,730
358,500		Mastercard, Inc.	103,477,440
927,000		Microsoft Corp.	187,689,690
2,072,198	[1]	PagSeguro Digital Ltd.	75,863,169
627,180	[1]	Salesforce.com, Inc.	145,675,098
326,800	[1]	ServiceNow, Inc.	162,605,876
29,600	[1]	Shopify, Inc.	27,392,728
79,800	[1,3]	Snowflake, Inc.	19,951,596
400,000	[1]	Splunk, Inc.	79,216,000
600,300		Visa, Inc., Class A	109,080,513
350,000	[1]	Workday, Inc.	73,542,000
		TOTAL	1,239,716,561
		Materials— 3.7%
88,000		Air Products & Chemicals, Inc.	24,309,120
215,000		Ecolab, Inc.	39,471,850
126,400		Sherwin-Williams Co.	86,960,672
		TOTAL	150,741,642
Annual Shareholder Report
8

Shares		Value
	COMMON STOCKS— continued
	Real Estate— 1.4%
348,700	Crown Castle International Corp.	$54,466,940
	TOTAL COMMON STOCKS (IDENTIFIED COST $1,951,593,351)	4,003,888,701
	INVESTMENT COMPANIES— 2.5%
34,056,266	Federated Hermes Government Obligations Fund, Premier Shares, 0.03%[4]	34,056,266
67,511,325	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.10%[4]	67,538,330
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $101,585,956)	101,594,596
	TOTAL INVESTMENT IN SECURITIES—101.3% (IDENTIFIED COST $2,053,179,307)[5]	4,105,483,297
	OTHER ASSETS AND LIABILITIES - NET—(1.3)%[6]	(51,701,409)
	TOTAL NET ASSETS—100%	$4,053,781,888
Annual Shareholder Report
9

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report
10

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2020, were as follows:
	Value as of 10/31/2019	Purchases at Cost	Proceeds from Sales
Health Care:
Ultragenyx Pharmaceutical, Inc.	$—	$43,078,209	$—
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$—	$43,078,209	$—
Annual Shareholder Report
11

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 10/31/2020	Shares Held as of 10/31/2020	Dividend Income

$31,291,791	$—	$74,370,000	740,000	$—
$31,291,791	$—	$74,370,000	740,000	$—
Annual Shareholder Report
12

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended October 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 10/31/2019	$17,820,207	$144,873,275	$162,693,482
Purchases at Cost	$403,662,567	$1,075,746,431	$1,479,408,998
Proceeds from Sales	$(387,426,508)	$(1,153,240,418)	$(1,540,666,926)
Change in Unrealized Appreciation/ Depreciation	N/A	$(6,882)	$(6,882)
Net Realized Gain/(Loss)	N/A	$165,924	$165,924
Value as of 10/31/2020	$34,056,266	$67,538,330	$101,594,596
Shares Held as of 10/31/2020	34,056,266	67,511,325	101,567,591
Dividend Income	$70,895	$884,978	$955,873
Gain Distributions Received	N/A	$302	$302

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

3	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $2,059,908,694.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
13

The following is a summary of the inputs used, as of October 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$3,360,201,438	$—	$0	$3,360,201,438
International	530,134,671	113,552,592	—	643,687,263
Investment Companies	101,594,596	—	—	101,594,596
TOTAL SECURITIES	$3,991,930,705	$113,552,592	$0	$4,105,483,297

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.39	$24.76	$23.38	$18.86	$18.80
Income From Investment Operations:
Net investment income (loss)[1]	(0.10)	(0.07)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain	5.42	5.17	1.77	4.58	0.09
Total From Investment Operations	5.32	5.10	1.72	4.52	0.06
Less Distributions:
Distributions from net realized gain	(1.25)	(2.47)	(0.34)	—	(0.00)[2]
Net Asset Value, End of Period	$31.46	$27.39	$24.76	$23.38	$18.86
Total Return[3]	20.14%	22.76%	7.45%	23.97%	0.33%
Ratios to Average Net Assets:
Net expenses	1.08%	1.08%	1.08%	1.08%	1.09%[4]
Net investment income (loss)	(0.36)%	(0.29)%	(0.20)%	(0.19)%	(0.15)%
Expense waiver/reimbursement[5]	0.09%	0.10%	0.11%	0.11%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$741,584	$616,124	$539,812	$609,630	$772,575
Portfolio turnover	24%	19%	35%	44%	34%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.09% for the year ended October 31, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.76	$22.77	$21.69	$17.64	$17.72
Income From Investment Operations:
Net investment income (loss)[1]	(0.29)	(0.24)	(0.22)	(0.32)	(0.16)
Net realized and unrealized gain	4.86	4.70	1.64	4.37	0.08
Total From Investment Operations	4.57	4.46	1.42	4.05	(0.08)
Less Distributions:
Distributions from net realized gain	(1.25)	(2.47)	(0.34)	—	(0.00)[2]
Net Asset Value, End of Period	$28.08	$24.76	$22.77	$21.69	$17.64
Total Return[3]	19.21%	21.85%	6.64%	22.96%	(0.44)%
Ratios to Average Net Assets:
Net expenses[4]	1.85%	1.85%	1.85%	1.86%	1.86%[5]
Net investment income (loss)	(1.11)%	(1.05)%	(0.97)%	(0.96)%	(0.93)%
Expense waiver/reimbursement[6]	0.09%	0.09%	0.09%	0.09%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$372,382	$399,208	$387,474	$445,081	$453,018
Portfolio turnover	24%	19%	35%	44%	34%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.86% for the year ended October 31, 2016, after taking into account these expense reductions.

6
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$25.92	$23.64	$22.42	$18.16	$18.17
Income From Investment Operations:
Net investment income (loss)[1]	(0.20)	(0.16)	(0.14)	(0.18)	(0.10)
Net realized and unrealized gain	5.11	4.91	1.70	4.44	0.09
Total From Investment Operations	4.91	4.75	1.56	4.26	(0.01)
Less Distributions:
Distributions from net realized gain	(1.25)	(2.47)	(0.34)	—	(0.00)[2]
Net Asset Value, End of Period	$29.58	$25.92	$23.64	$22.42	$18.16
Total Return[3]	19.69%	22.32%	7.05%	23.46%	(0.05)%
Ratios to Average Net Assets:
Net expenses[4]	1.46%	1.46%	1.47%	1.47%	1.47%[5]
Net investment income (loss)	(0.72)%	(0.65)%	(0.59)%	(0.58)%	(0.54)%
Expense waiver/reimbursement[6]	0.14%	0.14%	0.14%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$76,374	$74,919	$70,350	$79,138	$76,336
Portfolio turnover	24%	19%	35%	44%	34%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.47% for the year ended October 31, 2016, after taking into account these expense reductions.

6
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.21	$25.37	$23.89	$19.22	$19.11
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.01)	0.01	(0.01)	0.02
Net realized and unrealized gain	5.60	5.32	1.81	4.68	0.09
Total From Investment Operations	5.57	5.31	1.82	4.67	0.11
Less Distributions:
Distributions from net realized gain	(1.25)	(2.47)	(0.34)	—	(0.00)[2]
Net Asset Value, End of Period	$32.53	$28.21	$25.37	$23.89	$19.22
Total Return[3]	20.46%	23.07%	7.72%	24.30%	0.58%
Ratios to Average Net Assets:
Net expenses[4]	0.83%	0.83%	0.83%	0.84%	0.84%[5]
Net investment income (loss)	(0.10)%	(0.03)%	0.05%	0.05%	0.10%
Expense waiver/reimbursement[6]	0.09%	0.10%	0.09%	0.10%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,635,157	$2,264,174	$1,998,725	$2,024,361	$1,332,606
Portfolio turnover	24%	19%	35%	44%	34%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 0.84% for the year ended October 31, 2016, after taking into account these expense reductions.

6
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.32	$25.44	$23.94	$19.26	$19.13
Income From Investment Operations:
Net investment income (loss)[1]	(0.02)	0.01	0.03	0.02	0.03
Net realized and unrealized gain	5.63	5.34	1.81	4.66	0.10
Total From Investment Operations	5.61	5.35	1.84	4.68	0.13
Less Distributions:
Distributions from net realized gain	(1.25)	(2.47)	(0.34)	—	(0.00)[2]
Net Asset Value, End of Period	$32.68	$28.32	$25.44	$23.94	$19.26
Total Return[3]	20.52%	23.17%	7.79%	24.30%	0.69%
Ratios to Average Net Assets:
Net expenses[4]	0.77%	0.77%	0.77%	0.78%	0.78%[5]
Net investment income (loss)	(0.06)%	0.04%	0.11%	0.11%	0.17%
Expense waiver/reimbursement[6]	0.09%	0.09%	0.09%	0.09%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$228,285	$129,987	$154,136	$102,285	$81,107
Portfolio turnover	24%	19%	35%	44%	34%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 0.78% for the year ended October 31, 2016, after taking into account these expense reductions.

6
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and LiabilitiesOctober 31, 2020

Assets:
Investment in securities, at value including $69,026,684 of securities loaned and $101,594,596 of investment in affiliated holdings and $74,370,000 of investment in affiliated companies* (identified cost $2,053,179,307)	$4,105,483,297
Income receivable	1,261,666
Income receivable from affiliated holdings	4,136
Receivable for investments sold	20,589,079
Receivable for shares sold	5,105,108
Total Assets	4,132,443,286
Liabilities:
Payable for investments purchased	900,000
Payable for shares redeemed	4,776,926
Payable for collateral due to broker for securities lending	71,530,381
Payable for investment adviser fee (Note 5)	147,322
Payable for administrative fee (Note 5)	17,556
Payable for distribution services fee (Note 5)	282,939
Payable for other service fees (Notes 2 and 5)	442,506
Accrued expenses (Note 5)	563,768
Total Liabilities	78,661,398
Net assets for 127,413,656 shares outstanding	$4,053,781,888
Net Assets Consist of:
Paid-in capital	$1,860,672,096
Total distributable earnings (loss)	2,193,109,792
Total Net Assets	$4,053,781,888
Annual Shareholder Report
20

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($741,584,267 ÷ 23,573,521 shares outstanding), no par value, unlimited shares authorized	$31.46
Offering price per share (100/94.50 of $31.46)	$33.29
Redemption proceeds per share	$31.46
Class C Shares:
Net asset value per share ($372,381,908 ÷ 13,261,819 shares outstanding), no par value, unlimited shares authorized	$28.08
Offering price per share (100/99.00 of $28.08)	$28.36
Redemption proceeds per share	$28.08
Class R Shares:
Net asset value per share ($76,373,716 ÷ 2,582,140 shares outstanding), no par value, unlimited shares authorized	$29.58
Offering price per share	$29.58
Redemption proceeds per share	$29.58
Institutional Shares:
Net asset value per share ($2,635,156,638 ÷ 81,010,493 shares outstanding), no par value, unlimited shares authorized	$32.53
Offering price per share	$32.53
Redemption proceeds per share	$32.53
Class R6 Shares:
Net asset value per share ($228,285,359 ÷ 6,985,683 shares outstanding), no par value, unlimited shares authorized	$32.68
Offering price per share	$32.68
Redemption proceeds per share	$32.68

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of OperationsYear Ended October 31, 2020

Investment Income:
Dividends (including $740,525 received from affiliated holdings* and net of foreign taxes withheld of $364)	$27,797,751
Net income on securities loaned (includes $215,348 received from affiliated holdings related to cash collateral balances (Note 2)*)	162,214
TOTAL INCOME	27,959,965
Expenses:
Investment adviser fee (Note 5)	28,691,099
Administrative fee (Note 5)	2,991,851
Custodian fees	172,216
Transfer agent fees (Note 2)	3,045,002
Directors’/Trustees’ fees (Note 5)	18,300
Auditing fees	44,100
Legal fees	13,447
Portfolio accounting fees	213,312
Distribution services fee (Note 5)	3,337,232
Other service fees (Notes 2 and 5)	2,660,438
Share registration costs	164,469
Printing and postage	159,962
Miscellaneous (Note 5)	53,486
TOTAL EXPENSES	41,564,914
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(3,322,656)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(258,546)
TOTAL WAIVERS AND REIMBURSEMENTS	(3,581,202)
Net expenses	37,983,712
Net investment income (loss)	(10,023,747)
Annual Shareholder Report
22

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Foreign Exchange Contracts and Futures Contracts:
Net realized gain on investments (including net realized gain of $165,924 on sales of investments in affiliated holdings*)	$191,625,856
Net realized loss on foreign currency transactions	(44,704)
Net realized loss on foreign exchange contracts	(170)
Net realized loss on futures contracts	(31,774,631)
Realized gain distribution from affiliated investment company shares	302
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $31,284,909 on investments in affiliated companies and holdings*)	559,096,170
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	5,181
Net realized and unrealized gain (loss) on investments, foreign currency transactions, foreign exchange contracts and futures contracts	718,908,004
Change in net assets resulting from operations	$708,884,257

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets

Year Ended October 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(10,023,747)	$(6,961,950)
Net realized gain (loss)	159,806,653	154,942,227
Net change in unrealized appreciation/depreciation	559,101,351	515,133,539
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	708,884,257	663,113,816
Distributions to Shareholders:
Class A Shares	(27,739,831)	(53,017,059)
Class C Shares	(19,782,104)	(41,261,574)
Class R Shares	(3,584,383)	(7,271,704)
Institutional Shares	(100,227,060)	(191,200,835)
Class R6 Shares	(5,822,981)	(14,814,142)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(157,156,359)	(307,565,314)
Share Transactions:
Proceeds from sale of shares	993,455,302	629,700,655
Net asset value of shares issued to shareholders in payment of distributions declared	142,093,834	277,828,966
Cost of shares redeemed	(1,117,906,865)	(929,163,111)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	17,642,271	(21,633,490)
Change in net assets	569,370,169	333,915,012
Net Assets:
Beginning of period	3,484,411,719	3,150,496,707
End of period	$4,053,781,888	$3,484,411,719
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2020
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Hermes Kaufmann Large Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
Prior to June 29, 2020, the name of the Trust and Fund was Federated Equity Funds and Federated Kaufmann Large Cap Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
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that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $3,581,202 is disclosed in various locations in this Note 2 and Note 5.
For the year ended October 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$520,459	$(42,636)
Class C Shares	348,019	—
Class R Shares	184,963	—
Institutional Shares	1,970,200	(178,025)
Class R6 Shares	21,361	—
TOTAL	$3,045,002	$(220,661)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,674,309
Class C Shares	986,129
TOTAL	$2,660,438
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Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of cash, which is shown in the Statement of Assets and Liabilities as due from broker. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At October 31, 2020, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $41,004,988. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated
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movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2020, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
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Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$69,026,684	$71,530,381
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Equity contracts	$(31,774,631)	$—	$(31,774,631)
Foreign exchange contracts	—	(170)	(170)
TOTAL	$(31,774,631)	$(170)	$(31,774,801)
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,398,613	$156,081,874	4,132,603	$103,020,731
Shares issued to shareholders in payment of distributions declared	956,117	25,901,215	2,177,381	48,925,742
Shares redeemed	(5,277,358)	(148,210,788)	(5,617,209)	(139,037,360)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,077,372	$33,772,301	692,775	$12,909,113
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,891,613	$47,851,501	2,024,408	$44,766,428
Shares issued to shareholders in payment of distributions declared	700,823	17,065,052	1,759,819	35,988,301
Shares redeemed	(5,456,255)	(142,329,474)	(4,674,089)	(105,925,942)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,863,819)	$(77,412,921)	(889,862)	$(25,171,213)
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	456,374	$12,131,973	468,950	$11,175,319
Shares issued to shareholders in payment of distributions declared	135,826	3,471,704	326,323	6,960,477
Shares redeemed	(900,990)	(23,989,524)	(880,472)	(20,852,794)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(308,790)	$(8,385,847)	(85,199)	$(2,716,998)
	Year Ended 10/31/2020		Year Ended 10/31/2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	23,415,291	$665,462,963	17,222,515	$442,381,095
Shares issued to shareholders in payment of distributions declared	3,279,403	91,659,306	7,550,974	174,351,991
Shares redeemed	(25,942,103)	(752,284,081)	(23,295,577)	(588,235,005)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	752,591	$4,838,188	1,477,912	$28,498,081
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	Year Ended 10/31/2020		Year Ended 10/31/2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,917,836	$111,926,991	1,093,532	$28,357,082
Shares issued to shareholders in payment of distributions declared	142,429	3,996,557	500,970	11,602,455
Shares redeemed	(1,664,861)	(51,092,998)	(3,062,222)	(75,112,010)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	2,395,404	$64,830,550	(1,467,720)	$(35,152,473)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,052,758	$17,642,271	(272,094)	$(21,633,490)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from net operating losses.
For the year ended October 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(5,527,394)	$5,527,394
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2020 and 2019, was as follows:
	2020	2019
Long-term capital gains	$157,156,359	$307,565,314
As of October 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$2,045,593,550
Undistributed long-term capital gains	$157,242,404
Capital loss carryforwards and deferrals	$(9,726,162)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At October 31, 2020, the cost of investments for federal tax purposes was $2,059,908,694. The net unrealized appreciation of investments for federal tax purposes was $2,045,600,488. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,083,394,567 and net unrealized depreciation from investments for those securities having an excess of cost over value of $37,794,079.
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Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2020, for federal income tax purposes, a late year ordinary loss of $9,726,162 was deferred to November 1, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2020, the Adviser voluntarily waived $3,224,133 of its fee and voluntarily reimbursed $220,661 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2020, the Adviser reimbursed $98,523.
Certain of the Fund’s assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2020, the Sub-Adviser earned a fee of $23,526,701.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended October 31, 2020, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$2,958,387	$—
Class R Shares	378,845	(37,885)
TOTAL	$3,337,232	$(37,885)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2020, FSC retained $231,710 of fees paid by the Fund. For the year ended October 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2020, FSC retained $123,060 in sales charges from the sale of Class A Shares. FSC also retained $12,643 of CDSC relating to redemptions of Class A Shares and $32,607 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2020, FSSC received $38,251 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Class R Shares,
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Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.08%, 1.86%, 1.47%, 0.83% and 0.77% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2020, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $43,321,114.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2020, were as follows:
Purchases	$894,994,632
Sales	$1,004,851,042
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the
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one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2020, the Fund had no outstanding loans. During the year ended October 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2020, there were no outstanding loans. During the year ended October 31, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2020, the amount of long-term capital gains designated by the Fund was $157,156,359.
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37

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees of Federated Hermes Equity Funds AND SHAREHOLDERS OF Federated Hermes Kaufmann Large Cap Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Kaufmann Large Cap Fund (formerly, Federated Kaufmann Large Cap Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (formerly, Federated Equity Funds) (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Equity Funds) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
December 23, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,181.40	$5.92
Class C Shares	$1,000	$1,176.90	$10.12
Class R Shares	$1,000	$1,179.40	$7.89
Institutional Shares	$1,000	$1,182.90	$4.61
Class R6 Shares	$1,000	$1,183.20	$4.23
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.71	$5.48
Class C Shares	$1,000	$1,015.84	$9.37
Class R Shares	$1,000	$1,017.90	$7.30
Institutional Shares	$1,000	$1,020.91	$4.27
Class R6 Shares	$1,000	$1,021.27	$3.91

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.08%
Class C Shares	1.85%
Class R Shares	1.44%
Institutional Shares	0.84%
Class R6 Shares	0.77%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 10 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly also previously served as Chair of the Risk Management Committee for Holy Ghost Preparatory School,
Philadelphia and Secretary and Chair of the Governance Committee,
Oakland Catholic High School Board of Trustees, Pittsburgh.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated Kaufmann Large Cap Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES KAUFMANN LARGE CAP FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Global Investment Management Corp. with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to
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evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
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The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss
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the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of
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the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the longevity and experience of the Fund’s portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds.
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated
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Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability
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information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contracts, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised
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to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contracts was appropriate.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Kaufmann Large Cap Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
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addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Kaufmann Large Cap Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172446
CUSIP 314172438
CUSIP 314172420
CUSIP 314172412
CUSIP 314172131
39667 (12/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2020

Share Class | Ticker	A | FKASX	B | FKBSX	C | FKCSX
	R | FKKSX	Institutional | FKAIX	R6 | FKALX

Federated Hermes Kaufmann Small Cap Fund
(formerly, Federated Kaufmann Small Cap Fund)
Fund Established 2002

A Portfolio of Federated Hermes Equity Funds
(formerly, Federated Equity Funds)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Kaufmann Small Cap Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2019 through October 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Kaufmann Small Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2020, was 24.64% for the Class A Shares, 23.89% for the Class B Shares, 23.84% for the Class C Shares, 24.71% for the Class R Shares, 25.20% for the Institutional Shares and 25.24% for the Class R6 Shares. The total return of the Russell 2000® Growth Index (R2000G),1 the Fund’s broad-based securities market index, was 13.37% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2,3 a peer group average for the Fund, was 18.21% for the same period. The Fund’s and MSGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund’s investment strategy focused on stock selection, sector exposure, international exposure4 and the effect of cash holdings. These were the most significant factors affecting the Fund’s performance relative to the R2000G.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R2000G.
MARKET OVERVIEW
During the reporting period, returns in most global equity markets were positive as economic growth rebounded from devastating levels during the global Coronavirus pandemic. This was helped by a global, synchronized stimulus from both fiscal and monetary policies around the world. This led to a rebound in economic data in the 3rd quarter of 2020 from rehiring to industrial orders. Global central banks and governments alike are likely to continue their supportive policies which could help financial markets. Uncertainty around the pandemic remained important for investors as lockdowns and additional economic risks loomed, with the expectation that uncertainty will remain until a vaccine or therapies can mitigate the effects on global populations. While the economy has momentum from its initial drop from the pandemic lockdowns, there remained much uncertainty surrounding expansion into the future, which may cause additional volatility for the market.
STOCK SELECTION
The key factors affecting performance from a macroeconomic standpoint were the pandemic’s damage to the economies around the world followed by unprecedented stimulus from governments around the world, both fiscal and monetary. These monetary accommodations, combined with a more aggressive fiscal stance, helped to boost the S&P 500 Index5 from the significant drop in the second quarter. The profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund
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management continued to seek what it viewed as attractive growth investment opportunities–companies it viewed as dominant competitors, possessing strengthening fundamentals, with the potential to deliver both near-term and long-term growth in sales and earnings.
The majority of the Fund outperformance versus the R2000G was due to stock selection particularly in the Health Care, Information Technology and Consumer Discretionary. Individual companies that most contributed to Fund performance during the reporting period were Moderna Inc., Ultragenyx Pharmaceuticals, arGEN-X, Zai Lab Ltd. and Teledoc Health. Holdings that negatively impacted Fund performance were Air Lease Corporation, Azul SA, Ryman Hospitality and Two Harbors Investment Corp.
SECTOR EXPOSURE
At the end of the reporting period, approximately 72% of the portfolio was invested in four large sectors: Health Care, Information Technology, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors. Overweighting the Information Technology sector benefited relative performance versus the R2000G.
INTERNATIONAL EXPOSURE
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance; however, their group weight was a negative contributor. Approximately 17.17% of the Fund’s assets were invested in such companies during the reporting period.
EFFECT OF CASH HOLDINGS
During the reporting period, the Fund had an average cash position of 13.98%. In a rising market, the cash holdings resulted in a modest drag on relative Fund performance versus the R2000G.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the MSGFA.
3
Small company stocks may be less liquid and subject to greater price volatility than large company stocks.
4
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
5
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Kaufmann Small Cap Fund from October 31, 2010 to October 31, 2020, compared to the Russell 2000® Growth Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2020
■ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returnsfor the Period Ended 10/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	17.80%	18.14%	14.73%
Class B Shares	18.39%	18.57%	14.86%
Class C Shares	22.84%	18.77%	14.72%
Class R Shares	24.71%	19.54%	15.43%
Institutional Shares[4]	25.20%	20.01%	15.63%
Class R6 Shares[4]	25.24%	19.84%	15.55%
R2000G	13.37%	10.36%	11.95%
MSGFA	18.21%	12.18%	12.31%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000G and the MSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
4

The Fund’s Institutional Shares commenced operations on December 30, 2015. The Fund’s Class R6 Shares commenced operations on September 1, 2017. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to commencement of operations of the Institutional Shares and Class R6 shares, the performance information shown is for the Fund’s Class A Shares and has not been adjusted to reflect expenses of the Institutional Shares or Class R6 Shares since Institutional Shares and Class R6 Shares have a lower expense ratio than Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the period prior to commencement of operations of Institutional Shares and Class R6 Shares. Additionally, the performance information shown above has been adjusted to reflect the absence of any sales charges applicable to Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	32.3%
Information Technology	22.7%
Consumer Discretionary	11.6%
Industrials	9.8%
Financials	6.1%
Real Estate	4.1%
Consumer Staples	2.2%
Materials	1.7%
Energy	0.7%
Communication Services	0.5%
Securities Lending Collateral[2]	12.7%
Cash Equivalents[3]	9.6%
Other Assets and Liabilities—Net[4]	(14.0)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2020
Shares or Principal Amount			Value
		COMMON STOCKS— 91.5%
		Communication Services— 0.5%
1,340,500	[1]	Glu Mobile, Inc.	$9,597,980
2,522,200	[2]	Infrastrutture Wireless Italiane SPA	27,341,216
		TOTAL	36,939,196
		Consumer Discretionary— 11.6%
850,000	[1,2]	Academy Sports and Outdoors, Inc.	12,495,000
250,000	[1,2]	Baozun, Inc., ADR	9,147,500
2,310,000	[1,2]	Boohoo Group PLC	8,097,074
200,000	[1]	Bright Horizons Family Solutions, Inc.	31,610,000
530,000	[1]	Chegg, Inc.	38,923,200
115,000		Choice Hotels International, Inc.	10,045,250
150,100	[1]	Delivery Hero SE	17,337,836
395,000	[1,2]	DraftKings, Inc.	13,983,000
455,000	[1]	Etsy, Inc.	55,323,450
2,000,000	[1,3]	Fisker, Inc.	16,257,942
315,000	[1,2]	Fiverr International Ltd.	46,122,300
558,000	[1]	Floor & Decor Holdings, Inc.	40,734,000
2,075,000	[1]	Global Fashion Group S.A.	18,472,833
1,008,100	[2]	GreenTree Hospitality Group Ltd., ADR	13,367,406
1,300,000	[1,2]	GrowGeneration Corp.	21,710,000
310,000	[1]	GrubHub, Inc.	22,927,600
355,800	[1]	Just Eat Takeaway	39,592,978
1,500,000	[1,3]	Lordstown Motors Corp.	15,792,750
630,000	[1,2]	Lovesac Co./The	16,216,200
2,500,000	[1]	Max Stock Ltd.	9,671,605
271,200		Moncler S.p.A	10,859,115
28,437,567		NagaCorp Ltd.	29,421,652
747,200	[1]	National Vision Holdings, Inc.	30,134,576
310,000	[1,2]	Ollie’s Bargain Outlet Holding, Inc.	26,997,900
1,168,200	[1]	Planet Fitness, Inc.	69,239,214
500,000	[1]	Purple Innovation, Inc.	14,185,000
793,000	[1,2]	Revolve Group LLC	14,337,440
1,000,000	[1]	Taylor Morrison Home Corp.	21,600,000
151,000		Vail Resorts, Inc.	35,038,040
601,300	[2]	Wingstop, Inc.	69,949,229
550,000	[1,2]	Workhorse Group, Inc.	8,459,000
1,300,000	[1]	YETI Holdings, Inc.	64,324,000
		TOTAL	852,373,090
		Consumer Staples— 2.2%
70,500	[1,2]	Beyond Meat, Inc.	10,041,315
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
491,000	[1]	Freshpet, Inc.	$56,219,500
1,060,000	[1,2]	Grocery Outlet Holding Corp.	46,661,200
160,000	[1,2]	Laird Superfood, Inc.	7,360,000
575,000	[1]	Performance Food Group Co.	19,325,750
723,300	[1]	Vital Farms, Inc.	24,997,248
		TOTAL	164,605,013
		Energy— 0.7%
1,351,200	[2]	New Fortress Energy, Inc.	48,818,856
		Financials— 6.1%
1,600,000		Ares Management Corp.	67,680,000
1,621,156		Artisan Partners Asset Management, Inc.	64,943,509
9,372,671	[2]	Ashmore Group PLC	43,279,558
1,000,000	[1,2]	BCLS Acquisition Corp.	10,320,000
1,487,499	[1]	CrossFirst Bankshares, Inc.	12,420,617
350,000	[1]	Deerfield Healthcare Technology Acquisitions Corp.	3,545,500
4,530,000	[2]	FinecoBank Banca Fineco SPA	62,037,222
1,000,000	[1]	FirstMark Horizon Acquisition Corp.	10,030,000
200,000	[1,2]	Flying Eagle Acquisition Corp.	2,306,000
500,000	[1]	Foley Trasimene Acquisition Corp.	5,175,000
200,000	[1,2]	GS Acquisition Holdings Corp. II	1,990,000
800,000	[2]	Hamilton Lane, Inc.	55,760,000
300,000	[1]	HPX Corp.	3,018,000
200,000	[1]	Hudson Executive Investment Corp.	1,934,000
1,365,000	[2]	Moelis & Co.	50,778,000
300,000	[1]	Prime Impact Acquisition I	2,973,000
300,000	[1]	Roth CH Acquisition I Co.	2,997,000
368,025	[1]	SCVX Corp.	3,636,087
593,288	[1]	StepStone Group, Inc.	15,253,434
4,881,467		Tel Aviv Stock Exchange Ltd.	21,203,254
400,000	[1,2]	Trebia Acquisition Corp.	4,148,000
		TOTAL	445,428,181
		Health Care— 32.1%
340,798	[1]	Abcam PLC, ADR	6,475,162
42,000	[1,2]	Adaptive Biotechnologies Corp.	1,935,360
973,500	[1,2]	Akouos, Inc.	18,895,635
967,900	[1]	Albireo Pharma, Inc.	30,546,924
2,225,000	[1,2]	Alector, Inc.	20,937,250
500,000	[1,2]	Aligos Therapeutics, Inc.	7,470,000
3,500,000	[1,2]	Amarin Corporation PLC., ADR	17,010,000
470,000	[1,2]	American Well Corp.	12,130,700
1,299,247	[1,2]	Amphastar Pharmaceuticals, Inc.	25,452,249
1,000,000	[1]	AnaptysBio, Inc.	29,460,000
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
341,200		Andlauer Healthcare Group, Inc.	$10,909,795
973,000	[1]	Annexon, Inc.	20,248,130
799,000	[1,2]	Arcturus Therapeutics Holdings, Inc.	43,209,920
573,082	[1]	Argenx SE	142,672,985
249,211	[1]	Argenx SE, ADR	61,836,725
800,000	[1]	ARYA Sciences Acquisition Corp. III	8,192,000
1,615,000	[1]	aTyr Pharma, Inc.	5,119,550
734,000	[1,2]	Avidity Biosciences LLC	18,151,820
519,867	[1,2]	Avrobio, Inc.	7,423,701
200,000	[1,2]	Berkeley Lights, Inc.	14,514,000
533,743	[1,2]	Black Diamond Therapeutics, Inc.	16,818,242
3,960,000	[1]	Calithera Biosciences, Inc.	14,018,400
6,900,000	[1]	CASI Pharmaceuticals, Inc.	16,215,000
139,747	[1]	Castle Biosciences, Inc.	6,488,453
430,000	[1]	Catalent, Inc.	37,741,100
324,939	[1]	Centogene BV	3,954,508
850,000	[1]	Cerevel Therapeutics Holdings	8,755,000
400,000	[1,3]	Cerevel Therapeutics, Inc.	3,309,850
155,000	[1]	Charles River Laboratories International, Inc.	35,293,500
190,200	[1,3]	Clementia Pharmaceuticals, Inc., Rights	0
5,297,188	[1,2]	ContraFect Corp.	29,929,112
426,627	[1,2]	CRISPR Therapeutics AG	39,172,891
691,070	[1,2]	Cryoport, Inc.	27,739,550
1,214,862	[1,2]	DermTech, Inc.	15,501,639
89,555	[1]	Dexcom, Inc.	28,619,987
4,825,000	[1,2]	Dynavax Technologies Corp.	17,997,250
770,000	[1,2]	Editas Medicine, Inc.	23,823,800
532,000	[1,2]	Frequency Therapeutics, Inc.	11,640,160
178,000	[1]	Frequency Therapeutics, Inc.	3,894,640
510,000	[1,2]	Fusion Pharmaceuticals, Inc.	6,324,000
333,858	[1]	Galapagos NV	39,440,778
318,189	[1,2]	Galapagos NV, ADR	37,062,655
683,470	[1,2]	Glaukos Corp.	38,219,642
2,915,000	[1,2]	Gossamer Bio, Inc.	24,194,500
100,000	[1]	Guardant Health, Inc.	10,666,000
299,214	[1,2]	GW Pharmaceuticals PLC, ADR	26,932,252
649,553	[1,2]	Icad, Inc.	6,339,637
685,500	[1]	IDEAYA Biosciences, Inc.	8,342,535
290,000	[1,4]	Immatics N.V.	3,010,200
1,406,000	[1,2]	Immatics N.V.	14,594,280
100,000	[1,2]	Inari Medical, Inc.	6,620,000
333,500	[1,2]	Inspire Medical Systems, Inc.	39,829,905
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
90,000	[1]	Insulet Corp.	$20,002,500
104,300	[1,2]	iRhythm Technologies, Inc.	22,054,235
300,000	[1,2]	Itamar Medical Ltd., ADR	6,081,000
324,100	[1,2]	Karuna Therapeutics, Inc.	26,313,679
651,200	[1]	Legend Biotech Corp., ADR	16,846,544
1,540,000	[1]	Merus NV	18,757,200
4,272,400	[1]	Minerva Neurosciences, Inc.	13,714,404
154,700	[1]	Mirati Therapeutics, Inc.	33,591,558
625,000	[1,2]	Moderna, Inc.	42,168,750
873,312	[1,2]	Molecular Partners AG	19,109,645
620,625	[1,2]	NanoString Technologies, Inc.	22,745,906
1,013,500	[1,2]	Natera, Inc.	68,168,010
1,023,900	[1,2]	NeoGenomics, Inc.	40,167,597
300,000	[1,2]	Oak Street Health, Inc.	14,277,000
2,500,000	[1,2]	Orchard Therapeutics PLC, ADR	10,100,000
264,908	[1,2]	OrthoPediatrics Corp.	11,814,897
1,775,000	[1]	Otonomy, Inc.	6,354,500
800,000	[1,2]	Pandion Therapeutics, Inc.	9,448,000
200,000	[1,2]	Penumbra, Inc.	52,206,000
250,000	[1]	PMV Pharmaceuticals, Inc.	8,762,500
201,800	[1]	PRA Health Sciences, Inc.	19,663,392
150,000	[1,2]	Prelude Therapeutics, Inc.	5,284,500
5,761	[1]	Protalix Biotherapeutics, Inc.	18,838
30,000	[1]	Pulmonx Corp.	1,261,800
500,000	[1,2]	Relay Therapeutics, Inc.	18,470,000
397,837	[1,2]	Repligen Corp.	66,267,709
585,860	[1,3]	Rezolute, Inc.	11,547,734
1,225,000	[1]	Rhythm Pharmaceuticals, Inc.	25,933,250
600,000	[1,2]	Rubius Therapeutics, Inc.	2,538,000
225,000	[1]	Scholar Rock Holding Corp.	8,752,500
1,360,000	[1]	Scynexis, Inc.	5,943,200
531,354	[1]	Seres Therapeutics, Inc.	14,819,463
370,000	[1]	SI-BONE, Inc.	7,758,900
435,000	[1,2]	Stoke Therapeutics, Inc.	16,699,650
400,000	[1]	Tandem Diabetes Care, Inc.	43,600,000
1,630,857	[1,2]	Translate Bio, Inc.	20,923,895
209,623	[1]	TransMedics Group, Inc.	2,511,283
1,094,193	[1,2]	Tricida, Inc.	6,160,307
483,200	[1]	Turning Point Therapeutics, Inc.	44,546,208
162,300	[1]	Twist Bioscience Corp.	12,438,672
1,446,400	[1]	Ultragenyx Pharmaceutical, Inc.	145,363,200
1,374,000	[1]	UniQure N.V.	55,550,820
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
822,570	[3]	United Therapeutics Corp.	$43,596
555,329	[1,2]	Vapotherm, Inc.	16,632,104
220,800	[1]	Veeva Systems, Inc.	59,627,040
1,325,000	[1,2]	Vericel Corp.	24,552,250
300,000	[1,2]	Xeris Pharmaceuticals, Inc.	1,419,000
1,086,800	[1]	Zai Lab Ltd., ADR	89,171,940
665,000	[1,2]	Zentalis Pharmaceuticals, LLC	26,327,350
1,336,000	[1,2]	Zogenix, Inc.	28,483,520
		TOTAL	2,350,075,418
		Industrials— 9.8%
526,368		Advanced Drainage System, Inc.	33,387,522
735,000		Aramex PJSC	789,779
385,124	[1]	Atkore International Group, Inc.	7,968,216
1,508,350	[1]	Azek Co., Inc.	50,439,224
1,800,000	[1,2]	Azul S.A., ADR	21,330,000
8,940,000		Biffa PLC	25,149,747
1,020,000	[1]	Clarivate PLC	28,305,000
1,884,100	[1]	Colfax Corp.	51,228,679
600,000		Comfort Systems USA, Inc.	27,480,000
41,700	[1]	CoStar Group, Inc.	34,344,537
115,000	[1,2]	FTI Consulting, Inc.	11,322,900
250,000	[1]	Generac Holdings, Inc.	52,537,500
1,181,300	[1]	GMS, Inc.	26,697,380
695,000		Knight-Swift Transportation Holdings, Inc.	26,403,050
1,529,500	[1]	Kratos Defense & Security Solutions	28,892,255
950,000	[1]	Mercury Systems, Inc.	65,436,000
198,500	[2]	MSA Safety, Inc.	26,186,120
2,300,000	[1,2]	PAE, Inc.	18,216,000
499,370	[1,2]	Parsons Corp.	15,740,142
2,525,000	[1]	Quest Resource Holding Corp.	4,696,500
360,000		Tetra Tech, Inc.	36,327,600
626,000	[1,2]	Trex Co., Inc.	43,532,040
1,383,500	[1]	Upwork, Inc.	25,525,575
607,600	[1]	XPO Logistics, Inc.	54,684,000
		TOTAL	716,619,766
		Information Technology— 22.7%
632,000	[1]	Alarm.com Holdings, Inc.	36,864,560
450,000	[1]	Allegro MicroSystems, Inc.	8,235,000
400,000	[1,2]	Alteryx, Inc.	50,140,000
1,000,000	[1]	Anaplan, Inc.	55,350,000
171,200	[1]	Avalara, Inc.	25,517,360
5,000,000		Avast PLC	30,758,010
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Information Technology— continued
245,800	[1,2]	Bentley Systems, Inc.	$8,617,748
397,500	[1,2]	Blackline, Inc.	38,827,800
2,230,000	[1]	Camtek Ltd.	39,337,200
1,065,000	[1]	Cardtronics, Inc.	18,967,650
666,758	[1,2]	Cerence, Inc.	36,391,652
170,000	[1]	Ceridian HCM Holding, Inc.	14,657,400
775,000	[1]	CloudFlare, Inc.	40,276,750
600,000	[1,2]	Datto Holding Corp.	17,100,000
123,600	[1]	DocuSign, Inc.	24,998,100
1,000,000	[1]	Domo, Inc.	31,770,000
50,000	[1]	Dye & Durham Ltd.	825,640
415,148	[1]	Endava PLC, ADR	26,527,957
465,000	[1]	Envestnet, Inc.	35,684,100
460,000	[1,2]	Everbridge, Inc.	48,157,400
111,399		FLIR Systems, Inc.	3,864,431
955,000	[1]	GDS Holdings Ltd.	10,063,689
400,000	[1,2]	GDS Holdings Ltd., ADR	33,616,000
885,288		Genpact Ltd.	30,427,349
480,000	[1,2]	GoDaddy, Inc.	33,955,200
2,744,600	[1,2]	Grid Dynamics Holdings Inc.	21,407,880
625,000	[1,2]	GTT Communications, Inc.	2,306,250
2,800,000	[1,2]	International Money Express, Inc.	38,948,000
490,500	[1,2]	Jamf Holding Corp.	15,990,300
6,834,247	[1]	Kape Technologies PLC	14,872,278
650,000	[1]	Leslie’s, Inc.	14,280,500
5,175,000	[1,2]	Limelight Networks, Inc.	18,267,750
1,000,000	[1,2]	LivePerson, Inc.	53,460,000
2,959,604	[1,2]	Magnachip Semiconductor Corp.	40,516,979
1,000,000	[1,2]	Medallia, Inc.	28,450,000
425,000	[1]	Mimecast Ltd.	16,239,250
2,830,000	[1]	Mobile Iron, Inc.	19,923,200
4,300,000	[1,2]	Nearmap Ltd.	6,946,065
11,425,000	[1,2]	Network International Holdings Ltd.	32,988,505
841,938	[1]	Nordic Semiconductor ASA	8,859,584
297,200	[1]	Novanta, Inc.	32,311,584
1,650,000	[1]	Nuvei Corp.	61,314,000
115,000	[1]	Pivotree Inc.	906,327
314,431	[1]	Pixelworks, Inc.	698,037
490,000	[1,2]	Pluralsight, Inc.	7,693,000
698,600	[1]	Q2 Holdings, Inc.	63,740,264
520,000	[1]	Radware Ltd.	11,700,000
1,160,000	[1,2]	Rapid7, Inc.	71,838,800
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Information Technology— continued
430,000	[1]	RealPage, Inc.	$23,946,700
640,000	[1,2]	SailPoint Technologies Holding	26,566,400
372,000,000	[1]	Seeing Machines Ltd.	22,611,478
280,000	[1]	Shift4 Payments, Inc.	14,254,800
51,700	[1]	Shopify, Inc.	47,844,731
990,000	[1,2]	ShotSpotter, Inc.	29,016,900
700,000	[1]	Smartsheet, Inc.	34,895,000
1,195,000	[1,2]	Sumo Logic, Inc.	20,649,600
3,120,000	[1,2]	SunPower Corp.	49,888,800
790,000	[1,2]	Tufin Software Technologies Ltd.	5,087,600
78,200	[1]	Tyler Technologies, Inc.	30,058,516
176,500	[1]	WNS Holdings Ltd., ADR	10,173,460
300,000	[1]	Zendesk, Inc.	33,282,000
238,800	[1]	Zscaler, Inc.	32,417,100
		TOTAL	1,665,282,634
		Materials— 1.7%
1,230,000		B2Gold Corp.	7,911,957
303,000		Boise Cascade Co.	11,629,140
435,700	[1]	Eagle Materials, Inc.	37,143,425
292,000	[1]	Endeavour Financial Corp.	7,162,471
426,000		Scotts Miracle-Gro Co.	63,921,300
		TOTAL	127,768,293
		Real Estate— 4.1%
1,723,000	[2]	Americold Realty Trust	62,424,290
1,492,400	[2]	Easterly Government Properties, Inc.	31,191,160
50,000	[1,2]	Fathom Holdings, Inc.	938,000
890,000		JBG Smith Properties	20,781,500
433,000	[2]	Lamar Advertising Co.	26,828,680
1,550,000		MGM Growth Properties LLC	40,997,500
300,000		National Storage Affiliates Trust	10,167,000
465,900	[2]	QTS Realty Trust, Inc.	28,657,509
810,000		Ryman Hospitality Properties	32,278,500
1,370,000		STAG Industrial, Inc.	42,634,400
		TOTAL	296,898,539
		TOTAL COMMON STOCKS (IDENTIFIED COST $4,895,257,097)	6,704,808,986
		CORPORATE BONDS— 0.0%
		Consumer Discretionary— 0.0%
$ 2,500,000		NagaCorp Ltd., Sr. Unsecd. Note, 144A, 9.375%, 5/21/2021	2,535,312
		Information Technology— 0.0%
500,000		RealPage, Inc., Conv. Bond, 1.500%, 5/15/2025	517,975
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,996,711)	3,053,287
Annual Shareholder Report

Shares or Principal Amount			Value
		WARRANTS— 0.2%
		Financials— 0.0%
70,000	[1]	Deerfield Healthcare Technology Acquisitions Corp., Warrants 7/16/2025	$115,500
50,000	[1]	Flying Eagle Acquisition Corp., Warrants 2/26/2027	163,000
250,000	[1]	Gores Holdings IV, Inc., Warrants 1/24/2025	282,500
50,000	[1]	GS Acquisition Holdings Corp. II, Warrants 8/20/2025	64,775
100,000	[1]	Hudson Executive Investment Corp., Warrants 6/21/2025	81,180
225,000	[1]	Roth CH Acquisition I Co., Warrants 1/28/2025	180,000
250,000	[1]	SCVX Corp., Warrants 1/24/2025	271,250
		TOTAL	1,158,205
		Health Care— 0.2%
129,500	[1]	Catabasis Pharmaceuticals, Inc., Warrants 2/8/2024	81,313
176,600	[1]	Catabasis Pharmaceuticals, Inc., Warrants 6/22/2022	64,335
283,333	[1]	Cerevel Therapeutics Holdings, Warrants 6/9/2027	705,499
2,247,188	[1]	ContraFect Corp., Warrants 5/27/2023	6,083,812
467,500	[1]	ContraFect Corp., Warrants 7/20/2022	37,260
222,500	[1]	ContraFect Corp., Warrants 7/27/2021	4,183
187,500	[1]	Dynavax Technologies Corp., Warrants 2/12/2022	347,194
200,000	[1]	Immatics N.V., Warrants 12/31/2025	568,000
193,334	[1,3]	Rezolute, Inc., Warrants 10/8/2027	3,483,696
154,800	[1]	Scynexis, Inc., Warrants 3/8/2023	5,372
109,440	[1]	Scynexis, Inc., Warrants 4/6/2021	33
11,111,112	[1]	Scynexis, Inc., Warrants 6/12/2023	974,444
		TOTAL	12,355,141
		TOTAL WARRANTS (IDENTIFIED COST $2,985,614)	13,513,346
		INVESTMENT COMPANIES— 22.3%
172,535,373		Federated Hermes Government Obligations Fund, Premier Shares, 0.03%[5]	172,535,373
1,461,763,293		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.10%[5]	1,462,347,998
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $1,634,566,678)	1,634,883,371
		TOTAL INVESTMENT IN SECURITIES—114.0% (IDENTIFIED COST $6,535,806,100)[6]	8,356,258,990
		OTHER ASSETS AND LIABILITIES - NET—(14.0)%[7]	(1,027,961,565)
		TOTAL NET ASSETS—100%	$7,328,297,425
Annual Shareholder Report

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2020, were as follows:
	Value as of 10/31/2019	Purchases at Cost	Proceeds from Sales
Consumer Discretionary:
Baozun, Inc., ADR	$5,657,600	$4,295,183	$—
Energy:
New Fortress Energy, Inc.	$10,838,029	$17,046,087	$(5,114,596)
Financials:
Arya Sciences Acquisition Corp.	$4,360,000	$8,000,000	$(4,022,365)
BCLS Acquisition Corp.	$—	$10,000,000	$—
Roth CH Acquisition I Co.	$—	$2,768,628	$—
Roth CH Acquisition I Co., Warrants 1/28/2025	$—	$231,372	$—
Health Care:
Akouos, Inc.	$—	$20,489,487	$—
Albireo Pharma, Inc.	$8,283,033	$14,657,000	$—
Alector, Inc.	$25,260,000	$15,216,408	$—
Amphastar Pharmaceuticals, Inc.	$17,588,239	$7,634,891	$—
AnaptysBio, Inc.	$25,640,623	$8,700,763	$—
Arcturus Therapeutics Holdings, Inc.	$—	$20,316,990	$—
Argenx SE	$37,209,293	$47,080,417	$(4,635,808)
Argenx SE, ADR	$41,294,859	$—	$(18,699,120)
aTyr Pharma, Inc.	$1,969,000	$4,512,036	$—
Calithera Biosciences, Inc.	$10,801,440	$1,309,375	$—
CASI Pharmaceuticals, Inc.	$—	$13,208,100	$—
Catabasis Pharmaceuticals, Inc., Warrants 2/8/2024	$318,272	$—	$—
Catabasis Pharmaceuticals, Inc., Warrants 6/22/2022	$254,887	$—	$—
Contrafect Corp Warrants 5/27/2023	$—	$22,472	$—
ContraFect Corp., Warrants 7/20/2022	$26,460	$—	$—
ContraFect Corp., Warrants 7/27/2021	$7,654	$—	$—
DermTech, Inc.	$—	$20,102,881	$(7,197,615)
Dynavax Technologies Corp.	$16,288,000	$8,860,148	$—
Dynavax Technologies Corp., Warrants 2/12/2022	$532,669	$—	$—
Frequency Therapeutics, Inc.	$7,660,800	$—	$—
Frequency Therapeutics, Inc.	$—	$3,204,000	$—
Merus NV	$3,445,200	$17,698,474	$—
Minerva Neurosciences, Inc.	$9,077,100	$18,316,998	$—
Molecular Partners AG	$—	$14,651,660	$(116,126)
Otonomy, Inc.	$—	$5,939,606	$—
Rezolute, Inc.	$—	$9,666,690	$—
Rezolute, Inc., Warrants 10/8/2027	$—	$—	$—
Rhythm Pharmaceuticals, Inc.	$23,816,977	$2,334,068	$—
Scynexis, Inc.	$2,340,000	$10,502,791	$—
Scynexis, Inc., Warrants 3/8/2023	$69,072	$—	$—
Scynexis, Inc., Warrants 4/6/2021	$16,033	$—	$—
Scynexis, Inc., Warrants 6/12/2023	$—	$—	$—
Ultragenyx Pharmaceutical, Inc.	$35,415,522	$34,528,597	$—
UniQure N.V.	$38,530,800	$31,193,848	$—
Industrials:
Quest Resource Holding Corp.	$4,325,250	$805,000	$—
Information Technology:
Camtek Ltd.	$21,580,000	$2,735,900	$—
Grid Dynamics Holdings Inc.	$—	$24,614,528	$—
International Money Express, Inc.	$13,136,900	$24,024,434	$—
Magnachip Semiconductor Corp.	$15,515,550	$20,048,263	$—
Seeing Machines Ltd.	$—	$19,943,512	$—
ShotSpotter, Inc.	$13,938,000	$7,819,652	$—
Affiliated Issuers no longer in the portfolio at period end	$3,608,130	$3,600,000	$(2,823,463)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$398,805,392	$476,080,259	$(42,609,093)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 10/31/2020	Shares Held as of 10/31/2020	Dividend Income

$(805,283)	$—	$9,147,500	250,000	$—

$22,709,896	$3,339,440	$48,818,856	1,351,200	$127,070

$(145,635)	$—	$8,192,000	800,000	$—
$320,000	$—	$10,320,000	1,000,000	$—
$228,372	$—	$2,997,000	300,000	$—
$(51,372)	$—	$180,000	225,000	$—

$(1,593,852)	$—	$18,895,635	973,500	$—
$7,606,891	$—	$30,546,924	967,900	$—
$(19,539,158)	$—	$20,937,250	2,225,000	$—
$229,119	$—	$25,452,249	1,299,247	$—
$(4,881,386)	$—	$29,460,000	1,000,000	$—
$22,892,930	$—	$43,209,920	799,000	$—
$78,387,791	$(15,368,708)	$142,672,985	573,082	$—
$29,243,636	$9,997,350	$61,836,725	249,211	$—
$(1,361,486)	$—	$5,119,550	1,615,000	$—
$1,907,585	$—	$14,018,400	3,960,000	$—
$3,006,900	$—	$16,215,000	6,900,000	$—
$(236,959)	$—	$81,313	129,500	$—
$(190,552)	$—	$64,335	176,600	$—
$6,061,340	$—	$6,083,812	2,247,188	$—
$10,800	$—	$37,260	467,500	$—
$(3,471)	$—	$4,183	222,500	$—
$2,596,373	$—	$15,501,639	1,214,862	$—
$(7,150,898)	$—	$17,997,250	4,825,000	$—
$(185,475)	$—	$347,194	187,500	$—
$3,979,360	$—	$11,640,160	532,000	$—
$690,640	$—	$3,894,640	178,000	$—
$(2,386,474)	$—	$18,757,200	1,540,000	$—
$(13,679,694)	$—	$13,714,404	4,272,400	$—
$4,562,000	$12,111	$19,109,645	873,312	$—
$414,894	$—	$6,354,500	1,775,000	$—
$1,881,044	$—	$11,547,734	585,860	$—
$3,483,696	$—	$3,483,696	193,334	$—
$(217,795)	$—	$25,933,250	1,225,000	$—
$(6,899,591)	$—	$5,943,200	1,360,000	$—
$(63,700)	$—	$5,372	154,800	$—
$(16,000)	$—	$33	109,440	$—
$974,444	$—	$974,444	11,111,112	$—
$75,419,081	$—	$145,363,200	1,446,400	$—
$(14,173,828)	$—	$55,550,820	1,374,000	$—

$(433,750)	$—	$4,696,500	2,525,000	$—

$15,021,300	$—	$39,337,200	2,230,000	$—
$(3,206,648)	$—	$21,407,880	2,744,600	$—
$1,786,666	$—	$38,948,000	2,800,000	$—
$4,953,166	$—	$40,516,979	2,959,604	$—
$2,667,966	$—	$22,611,478	372,000,000	$—
$7,259,248	$—	$29,016,900	990,000	$—
$937,071	$(5,321,738)	$—	500,000	$3,250
$222,009,202	$(7,341,545)	$1,046,944,215	447,438,652	$130,320
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended October 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 10/31/2019	$110,508,279	$1,095,152,451	$1,205,660,730
Purchases at Cost	$1,317,123,784	$3,300,502,657	$4,617,626,441
Proceeds from Sales	$(1,255,096,690)	$(2,933,408,456)	$(4,188,505,146)
Change in Unrealized Appreciation/ Depreciation	N/A	$199,783	$199,783
Net Realized Gain/(Loss)	N/A	$(98,437)	$(98,437)
Value as of 10/31/2020	$172,535,373	$1,462,347,998	$1,634,883,371
Shares Held as of 10/31/2020	172,535,373	1,461,763,293	1,634,298,666
Dividend Income	$834,557	$10,709,863	$11,544,420
Gain Distributions Received	N/A	$1,860	$1,860

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

4
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or
(b) is subject to a contractual restriction on public sales. At October 31, 2020, these restricted securities amounted to $3,010,200, which represented 0.0% of total net assets.

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $6,549,024,818.
7
Assets, other than investments in securities, less liabilities. See Statement of Assets and
Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as affiliated money market funds, other money market instruments and/or repurchase agreements.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of October 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$5,094,587,987	$—	$46,908,276	$5,141,496,263
International	931,363,846	631,905,281	43,596	1,563,312,723
Debt Securities:
Corporate Bonds	—	3,053,287	—	3,053,287
Warrants	1,863,704	8,165,946	3,483,696	13,513,346
Investment Companies	1,634,883,371	—	—	1,634,883,371
TOTAL SECURITIES	$7,662,698,908	$643,124,514	$50,435,568	$8,356,258,990

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$40.09	$36.01	$32.58	$23.94	$25.38
Income From Investment Operations:
Net investment income (loss)[1]	(0.29)	0.01	(0.13)	(0.27)	(0.17)
Net realized and unrealized gain	10.16	6.14	5.65	9.10	0.76
Total From Investment Operations	9.87	6.15	5.52	8.83	0.59
Less Distributions:
Distributions from net investment income	(0.02)	—	—	—	—
Distributions from net realized gain	(0.08)	(2.07)	(2.09)	(0.19)	(2.03)
Total Distributions	(0.10)	(2.07)	(2.09)	(0.19)	(2.03)
Net Asset Value, End of Period	$49.86	$40.09	$36.01	$32.58	$23.94
Total Return[2]	24.64%	17.96%	18.10%	37.12%	2.27%
Ratios to Average Net Assets:
Net expenses[3]	1.35%	1.36%	1.35%	1.85%	1.95%[4]
Net investment income (loss)	(0.64)%	0.03%	(0.37)%	(0.95)%	(0.73)%
Expense waiver/reimbursement[5]	0.15%	0.16%	0.17%	0.13%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,068,689	$826,240	$580,003	$401,920	$343,323
Portfolio turnover	20%	33%	39%	46%	48%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.95% for the year ended October 31, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$33.99	$31.02	$28.52	$21.10	$22.72
Income From Investment Operations:
Net investment income (loss)[1]	(0.47)	(0.21)	(0.31)	(0.37)	(0.26)
Net realized and unrealized gain	8.58	5.25	4.90	7.98	0.67
Total From Investment Operations	8.11	5.04	4.59	7.61	0.41
Less Distributions:
Distributions from net realized gain	(0.08)	(2.07)	(2.09)	(0.19)	(2.03)
Net Asset Value, End of Period	$42.02	$33.99	$31.02	$28.52	$21.10
Total Return[2]	23.89%	17.23%	17.36%	36.33%	1.70%
Ratios to Average Net Assets:
Net expenses[3]	1.98%	1.98%	1.99%	2.42%	2.50%[4]
Net investment income (loss)	(1.25)%	(0.62)%	(1.01)%	(1.52)%	(1.28)%
Expense waiver/reimbursement[5]	0.04%	0.04%	0.07%	0.12%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,313	$15,488	$16,445	$17,420	$14,987
Portfolio turnover	20%	33%	39%	46%	48%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.50% for the year ended October 31, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$34.01	$31.03	$28.53	$21.10	$22.72
Income From Investment Operations:
Net investment income (loss)[1]	(0.49)	(0.19)	(0.31)	(0.37)	(0.26)
Net realized and unrealized gain	8.59	5.24	4.90	7.99	0.67
Total From Investment Operations	8.10	5.05	4.59	7.62	0.41
Less Distributions:
Distributions from net realized gain	(0.08)	(2.07)	(2.09)	(0.19)	(2.03)
Net Asset Value, End of Period	$42.03	$34.01	$31.03	$28.53	$21.10
Total Return[2]	23.84%	17.25%	17.36%	36.38%	1.70%
Ratios to Average Net Assets:
Net expenses[3]	1.98%	1.97%	1.97%	2.41%	2.50%[4]
Net investment income (loss)	(1.28)%	(0.57)%	(1.00)%	(1.50)%	(1.27)%
Expense waiver/reimbursement[5]	0.04%	0.05%	0.07%	0.08%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$289,794	$204,247	$117,888	$151,959	$144,340
Portfolio turnover	20%	33%	39%	46%	48%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.50% for the year ended October 31, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$40.29	$36.17	$32.70	$24.02	$25.44
Income From Investment Operations:
Net investment income (loss)[1]	(0.28)	0.03	(0.12)	(0.25)	(0.16)
Net realized and unrealized gain	10.22	6.16	5.68	9.12	0.77
Total From Investment Operations	9.94	6.19	5.56	8.87	0.61
Less Distributions:
Distributions from net investment income	(0.03)	—	—	—	—
Distributions from net realized gain	(0.08)	(2.07)	(2.09)	(0.19)	(2.03)
Total Distributions	(0.11)	(2.07)	(2.09)	(0.19)	(2.03)
Net Asset Value, End of Period	$50.12	$40.29	$36.17	$32.70	$24.02
Total Return[2]	24.71%	17.99%	18.15%	37.17%	2.35%
Ratios to Average Net Assets:
Net expenses[3]	1.31%	1.31%	1.32%	1.80%	1.91%[4]
Net investment income (loss)	(0.61)%	0.08%	(0.33)%	(0.91)%	(0.68)%
Expense waiver/reimbursement[5]	0.34%	0.34%	0.37%	0.32%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$188,549	$120,487	$78,387	$47,497	$37,850
Portfolio turnover	20%	33%	39%	46%	48%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.91% for the year ended October 31, 2016, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2016[1]
	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$40.86	$36.50	$32.85	$24.03	$24.05
Income From Investment Operations:
Net investment income (loss)[2]	(0.10)	0.22	0.04	(0.14)	(0.05)
Net realized and unrealized gain	10.37	6.21	5.70	9.15	0.03
Total From Investment Operations	10.27	6.43	5.74	9.01	(0.02)
Less Distributions:
Distributions from net investment income	(0.15)	—	—	—	—
Distributions from net realized gain	(0.08)	(2.07)	(2.09)	(0.19)	—
Total Distributions	(0.23)	(2.07)	(2.09)	(0.19)	—
Net Asset Value, End of Period	$50.90	$40.86	$36.50	$32.85	$24.03
Total Return[3]	25.20%	18.51%	18.65%	37.74%	(0.08)%
Ratios to Average Net Assets:
Net expenses[4]	0.89%	0.90%	0.89%	1.35%	1.50%[5]
Net investment income (loss)	(0.21)%	0.56%	0.11%	(0.50)%	(0.26)%[5]
Expense waiver/reimbursement[6]	0.12%	0.12%	0.12%	0.10%	0.10%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$5,114,974	$2,339,131	$735,235	$215,907	$81,269
Portfolio turnover	20%	33%	39%	46%	48%[7]

1	Reflects operations for the period from December 30, 2015 (start of performance) to October 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$40.51	$36.20	$32.60	$30.50
Income From Investment Operations:
Net investment income (loss)[2]	(0.10)	0.25	0.06	(0.01)
Net realized and unrealized gain	10.30	6.13	5.63	2.11
Total From Investment Operations	10.20	6.38	5.69	2.10
Less Distributions:
Distributions from net investment income	(0.12)	—	—	—
Distributions from net realized gain	(0.08)	(2.07)	(2.09)	—
Total Distributions	(0.20)	(2.07)	(2.09)	—
Net Asset Value, End of Period	$50.51	$40.51	$36.20	$32.60
Total Return[3]	25.24%	18.53%	18.64%	6.89%
Ratios to Average Net Assets:
Net expenses[4]	0.88%	0.88%	0.88%	0.88%[5]
Net investment income (loss)	(0.21)%	0.63%	0.16%	(0.11)%[5]
Expense waiver/reimbursement[6]	0.04%	0.04%	0.07%	0.12%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$651,978	$195,775	$29,623	$58
Portfolio turnover	20%	33%	39%	46%[7]

1	Reflects operations for the period from September 1, 2017 (start of performance) to October 31, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesOctober 31, 2020

Assets:
Investment in securities, at value including $842,967,465 of securities loaned and $1,634,883,371 of investment in affiliated holdings and $1,046,944,215 of investment in affiliated companies* (identified cost $6,535,806,100)	$8,356,258,990
Cash	163,446
Cash denominated in foreign currencies (identified cost $10,081,596)	10,082,424
Income receivable	756,679
Income receivable from affiliated holdings	82,235
Receivable for investments sold	11,467,020
Receivable for shares sold	23,092,928
Total Assets	8,401,903,722
Liabilities:
Payable for investments purchased	126,939,678
Payable for shares redeemed	12,712,488
Payable for collateral due to broker for securities lending	931,669,732
Payable to adviser (Note 5)	304,852
Payable for administrative fee (Note 5)	31,677
Payable for distribution services fee (Note 5)	424,393
Payable for other service fees (Notes 2 and 5)	530,578
Accrued expenses (Note 5)	992,899
Total Liabilities	1,073,606,297
Net assets for 145,831,309 shares outstanding	$7,328,297,425
Net Assets Consist of:
Paid-in capital	$5,509,428,440
Total distributable earnings (loss)	1,818,868,985
Total Net Assets	$7,328,297,425
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($1,068,688,995 ÷ 21,434,692 shares outstanding), no par value, unlimited shares authorized	$49.86
Offering price per share (100/94.50 of $49.86)	$52.76
Redemption proceeds per share	$49.86
Class B Shares:
Net asset value per share ($14,313,282 ÷ 340,650 shares outstanding), no par value, unlimited shares authorized	$42.02
Offering price per share	$42.02
Redemption proceeds per share (94.50/100 of $42.02)	$39.71
Class C Shares:
Net asset value per share ($289,793,851 ÷ 6,894,191 shares outstanding), no par value, unlimited shares authorized	$42.03
Offering price per share	$42.03
Redemption proceeds per share (99.00/100 of $42.03)	$41.61
Class R Shares:
Net asset value per share ($188,548,569 ÷ 3,762,185 shares outstanding), no par value, unlimited shares authorized	$50.12
Offering price per share	$50.12
Redemption proceeds per share	$50.12
Institutional Shares:
Net asset value per share ($5,114,974,429 ÷ 100,490,652 shares outstanding), no par value, unlimited shares authorized	$50.90
Offering price per share	$50.90
Redemption proceeds per share	$50.90
Class R6 Shares:
Net asset value per share ($651,978,299 ÷ 12,908,939 shares outstanding), no par value, unlimited shares authorized	$50.51
Offering price per share	$50.51
Redemption proceeds per share	$50.51

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended October 31, 2020

Investment Income:
Dividends (including $5,761,231 received from affiliated companies and holdings* and net of foreign taxes withheld of $307,923)	$30,729,773
Net income on securities loaned (includes $5,913,509 received from affiliated holdings related to cash collateral balances (Note 2)*)	6,906,487
Interest	247,264
TOTAL INCOME	37,883,524
Expenses:
Investment adviser fee (Note 5)	43,836,668
Administrative fee (Note 5)	4,284,333
Custodian fees	404,591
Transfer agent fees (Note 2)	5,494,412
Directors’/Trustees’ fees (Note 5)	21,870
Auditing fees	45,400
Legal fees	8,481
Portfolio accounting fees	222,178
Distribution services fee (Note 5)	5,093,927
Other service fees (Notes 2 and 5)	3,018,977
Share registration costs	563,080
Printing and postage	388,339
Miscellaneous (Note 5)	71,298
TOTAL EXPENSES	63,453,554
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(2,041,332)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(4,571,668)
TOTAL WAIVERS AND REIMBURSEMENTS	(6,613,000)
Net expenses	56,840,554
Net investment income (loss)	(18,957,030)
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Foreign Exchange Contracts and Futures Contracts:
Net realized gain on investments (including net realized loss of $(7,439,982) on sales of investments in affiliated companies and holdings*)	$52,495,666
Net realized gain on foreign currency transactions	86,865
Net realized loss on foreign exchange contracts	(128,135)
Net realized loss on futures contracts	(28,055,302)
Realized gain distribution from affiliated investment company shares*	1,860
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $222,208,985 on investments in affiliated companies and holdings*)	1,179,978,753
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	(36,672)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, foreign exchange contracts and futures contracts	1,204,343,035
Change in net assets resulting from operations	$1,185,386,005

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(18,957,030)	$8,112,613
Net realized gain (loss)	24,400,954	5,843,958
Net change in unrealized appreciation/depreciation	1,179,942,081	290,767,095
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,185,386,005	304,723,666
Distributions to Shareholders:
Class A Shares	(1,921,096)	(33,548,216)
Class B Shares	(33,450)	(1,064,216)
Class C Shares	(459,834)	(7,908,178)
Class R Shares	(328,807)	(5,392,467)
Institutional Shares	(13,697,681)	(41,694,450)
Class R6 Shares	(1,163,761)	(1,962,523)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,604,629)	(91,570,050)
Share Transactions:
Proceeds from sale of shares	4,225,873,475	2,749,902,528
Net asset value of shares issued to shareholders in payment of distributions declared	16,764,824	87,265,064
Cost of shares redeemed	(1,783,489,845)	(906,535,952)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,459,148,454	1,930,631,640
Change in net assets	3,626,929,830	2,143,785,256
Net Assets:
Beginning of period	3,701,367,595	1,557,582,339
End of period	$7,328,297,425	$3,701,367,595
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2020
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Hermes Kaufmann Small Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
Prior to June 29, 2020, the name of the Trust and Fund was Federated Equity Funds and Federated Kaufmann Small Cap Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $6,613,000 is disclosed in various locations in this Note 2 and Note 5.
For the year ended October 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$872,527	$(563,581)
Class B Shares	15,549	—
Class C Shares	274,684	—
Class R Shares	367,107	(479)
Institutional Shares	3,913,090	(3,080,769)
Class R6 Shares	51,455	—
TOTAL	$5,494,412	$(3,644,829)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Hermes, Inc. A financial intermediary affiliated with management of Federated Hermes, Inc. received
Annual Shareholder Report

$1,721 of other service fees for the year ended October 31, 2020. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$2,360,993
Class B Shares	37,288
Class C Shares	620,696
TOTAL	$3,018,977
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the
Annual Shareholder Report

value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At October 31, 2020, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $32,739,499. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2020, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $2,825 and $4,536, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or
Annual Shareholder Report

repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$842,967,465	$931,669,732
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Equity contracts	$(28,055,302)	$—	$(28,055,302)
Foreign exchange contracts	—	(128,135)	(128,135)
TOTAL	$(28,055,302)	$(128,135)	$(28,183,437)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,111,333	$317,394,833	10,433,711	$409,075,507
Shares issued to shareholders in payment of distributions declared	43,337	1,833,335	925,703	32,232,986
Shares redeemed	(6,330,060)	(272,874,388)	(6,856,886)	(267,133,357)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	824,610	$46,353,780	4,502,528	$174,175,136
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,410	$275,745	48,675	$1,565,858
Shares issued to shareholders in payment of distributions declared	924	32,912	35,178	1,044,433
Shares redeemed	(123,290)	(4,548,639)	(158,321)	(5,243,637)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(114,956)	$(4,239,982)	(74,468)	$(2,633,346)
Annual Shareholder Report

	Year Ended 10/31/2020		Year Ended 10/31/2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,712,145	$102,512,707	3,325,137	$111,372,708
Shares issued to shareholders in payment of distributions declared	12,425	442,704	255,939	7,601,381
Shares redeemed	(1,836,039)	(67,850,294)	(1,374,017)	(45,429,070)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	888,531	$35,105,117	2,207,059	$73,545,019
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	1,687,248	$76,320,016	1,986,858	$77,421,966
Shares issued to shareholders in payment of distributions declared	7,619	325,306	151,834	5,311,138
Shares redeemed	(922,867)	(39,931,892)	(1,315,921)	(51,269,976)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	772,000	$36,713,430	822,771	$31,463,128
	Year Ended 10/31/2020		Year Ended 10/31/2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	72,827,049	$3,263,513,645	49,172,262	$1,970,878,265
Shares issued to shareholders in payment of distributions declared	297,030	13,010,261	1,106,785	39,113,796
Shares redeemed	(29,886,031)	(1,296,657,632)	(13,170,325)	(516,391,968)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	43,238,048	$1,979,866,274	37,108,722	$1,493,600,093
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	10,298,681	$465,856,529	4,488,821	$179,588,224
Shares issued to shareholders in payment of distributions declared	25,829	1,120,306	55,990	1,961,330
Shares redeemed	(2,248,452)	(101,627,000)	(530,195)	(21,067,944)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	8,076,058	$365,349,835	4,014,616	$160,481,610
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	53,684,291	$2,459,148,454	48,581,228	$1,930,631,640
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$10,332,482	$32,292,522
Long-term capital gains	$7,272,147	$59,277,528

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$4,800,890
Net unrealized appreciation	$1,807,198,132
Undistributed long-term capital gains	$6,869,963

2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for deferral of losses on wash sales, passive foreign investment company adjustments, non-taxable dividends and discount accretion/premium amortization on debt securities.
At October 31, 2020, the cost of investments for federal tax purposes was $6,549,024,818. The net unrealized appreciation of investments for federal tax purposes was $1,807,234,172. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,184,072,937 and net unrealized depreciation from investments for those securities having an excess of cost over value of $376,838,765.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2020, the Adviser voluntarily waived $1,102,743 of its fee and voluntarily reimbursed $3,644,829 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2020, the Adviser reimbursed $938,589.
Annual Shareholder Report

Certain of the Fund’s assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2020, the Sub-Adviser earned a fee of $35,946,068.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
Annual Shareholder Report

For the year ended October 31, 2020, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$2,362,867	$(472,574)
Class B Shares	111,864	—
Class C Shares	1,862,088	—
Class R Shares	757,108	(454,265)
TOTAL	$5,093,927	$(926,839)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2020, FSC retained $2,339,366 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2020, FSC retained $319,424 in sales charges from the sale of Class A Shares. FSC also retained $6,720, $16,136 and $80,014 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2020, FSSC received $143,131 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.35%, 2.02%, 2.00%, 1.35%, 0.89% and 0.88% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $142,899,193 and $23,245,303, respectively. Net realized gain recognized on these transactions was $10,511,240.
Annual Shareholder Report

Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2020, were as follows:
Purchases	$3,403,069,428
Sales	$963,250,964
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2020, the Fund had no outstanding loans. During the year ended October 31, 2020, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2020, there were no outstanding loans. During the year ended October 31, 2020, the program was not utilized.
Annual Shareholder Report

10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. SUBSEQUENT EVENT
Effective March 1, 2021, the Fund will be closed to new investors, with the exception of new investments by employer-sponsored retirement plans if the Fund is an established plan option as of March 1, 2021. The Fund is closing to new investors due to capacity constraints associated with the small-cap investment strategy employed by the Fund. Existing shareholders may continue to purchase or redeem shares of the Fund in accordance with the Fund’s Prospectus. There are no anticipated changes to the Fund’s investment strategy. If your shares are held through a financial intermediary, certain purchase restrictions imposed by your financial intermediary may apply.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2020, the amount of long-term capital gains designated by the Fund was $7,272,147.
For the fiscal year ended October 31, 2020, 72.85% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2020, 39.16% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED HERMES KAUFMANN SMALL CAP FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Kaufmann Small Cap Fund (formerly, Federated Kaufmann Small Cap Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (formerly, Federated Equity Funds) (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Equity Funds) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes’ investment companies since 1979.
Boston, Massachusetts
December 23, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,204.30	$7.48
Class B Shares	$1,000	$1,200.60	$10.90
Class C Shares	$1,000	$1,200.20	$10.95
Class R Shares	$1,000	$1,204.50	$7.26
Institutional Shares	$1,000	$1,207.00	$4.94
Class R6 Shares	$1,000	$1,207.20	$4.88
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.35	$6.85
Class B Shares	$1,000	$1,015.23	$9.98
Class C Shares	$1,000	$1,015.18	$10.03
Class R Shares	$1,000	$1,018.55	$6.65
Institutional Shares	$1,000	$1,020.66	$4.52
Class R6 Shares	$1,000	$1,020.71	$4.47

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.35%
Class B Shares	1.97%
Class C Shares	1.98%
Class R Shares	1.31%
Institutional Shares	0.89%
Class R6 Shares	0.88%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 10 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly also previously served as Chair of the Risk Management Committee for Holy Ghost Preparatory School,
Philadelphia and Secretary and Chair of the Governance Committee,
Oakland Catholic High School Board of Trustees, Pittsburgh.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Kaufmann Small Cap Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES KAUFMANN SMALL CAP FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Global Investment Management Corp. with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to
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evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
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The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss
Annual Shareholder Report

the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of
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the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the longevity and experience of the Fund’s portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds.
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive. The Board considered the CCO’s view that, in 2019, while the Fund’s expenses were above median relative to its Expense Peer Group, those fees remained reasonable in light of its extensive bottom-up investment process, the relative expense of that process, the resulting estimated profitability of the Fund over time, and the performance generated over time compared to its Expense Peer Group.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Annual Shareholder Report

Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for
Annual Shareholder Report

purposes of reporting to the Board in connection with the continuation of the Contracts. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contracts, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any
Annual Shareholder Report

applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contracts was appropriate.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Kaufmann Small Cap Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
Annual Shareholder Report

addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Kaufmann Small Cap Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172636
CUSIP 314172628
CUSIP 314172610
CUSIP 314172537
CUSIP 31421N402
CUSIP 31421N683
29503 (12/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2020

Share Class | Ticker	A | FGSAX	C | FGSCX	Institutional | FGSIX	R6 | FGSKX

Federated Hermes MDT Mid Cap Growth Fund
(formerly, Federated MDT Mid Cap Growth Fund)
Fund Established 1984

A Portfolio of Federated Hermes Equity Funds
(formerly, Federated Equity Funds)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes MDT Mid Cap Growth Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2019 through October 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Mid Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2020, was 18.07% for the Class A Shares, 17.17% for the Class C Shares, 18.46% for the Institutional Shares and 18.46% for the Class R6 Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1,2 the Fund’s broad-based securities market index, was 21.14% for the same period. The total return of the Morningstar Mid Cap Growth Funds Average (MMCGFA),3 a peer group average for the Fund, was 22.59% during the reporting period. The Fund’s and the MMCGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund’s investment strategy focused on stock selection, which was the most significant factor affecting the Fund’s performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the RMCGI.
MARKET OVERVIEW
During the reporting period, the domestic market favored growth stocks over value stocks and large-cap stocks over small-cap stocks. The Russell 3000® Growth Index4 (28.20%) outperformed the Russell 3000® Value Index5 (-8.00%) in almost all months. The continued outperformance of growth over value seemed to reflect the importance of technology stocks and health care stocks during the Covid-19 pandemic, while more value-oriented stocks (such as traditional retail) lost customers.
Larger-cap stocks were not as consistently successful relative to small-cap stocks as growth stocks were relative to value stocks, but the Russell Top 200® Index6 of mega-cap stocks finished the year with a return of 13.38%, the Russell Midcap® Index7 finished the year with a return of 4.11%, and the Russell 2000® Index8 of smaller-cap stocks finished with a return of -0.14%. The outperformance of larger-cap stocks relative to small-cap stocks seemed to be driven by the pandemic as well. Larger-cap stocks had larger cash reserves and the ability to get short-term funding more easily than smaller-cap stocks, and again, many of the large technology stocks sprang into action to satisfy the needs of remote workers and consumers shopping from home.
The highest-performing of the core domestic Russell indexes was the Russell Top 200® Growth Index9 (31.33%) with the largest growth-oriented stocks–including the popular FAANG stocks (Facebook, Apple, Amazon, Netflix and Google/Alphabet) as well as Microsoft and Tesla, a new hero of the environmental movement.
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The best-performing sectors in the RMCGI during the reporting period were Health Care (40.00%), Information Technology (28.73%) and Communication Services (24.38%). Underperforming sectors during the same period included Energy (-28.68%), Utilities (-1.97%) and Financials (5.85%).
STOCK SELECTION
Stock selection was the biggest contributor to the Fund’s underperformance relative to the RMCGI during the reporting period. The Fund looked for stocks with the specific combinations of fundamental and technical factors that internal research has shown to predict outperformance relative to the RMCGI. In this reporting period, the Fund’s holdings with flat or improving earnings-to-price ratios and negative analyst conviction detracted the most from Fund performance. A partial favorable offset came from strong stock selection among stocks with high volatility.
The Fund’s sector exposures remained close to RMCGI weights. Favorable stock selection in the Information Technology and Health Care sectors contributed the most to the Fund’s performance. Poor stock selection in the Consumer Discretionary, Industrials and Consumer Staples sectors detracted the most from the Fund’s performance.
Individual stocks enhancing the Fund’s performance included DocuSign, Inc., Cadence Design Systems, Inc. and Veeva Systems Inc. (Class A). Individual stocks detracting from the Fund’s performance during the reporting period included Wyndham Destinations, Inc., Rockwell Automation, Inc. and Tempur Sealy International Inc.
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1
Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2
Mid-Capitalization companies often have narrower markets and limited managerial and financial resources compared to larger and more established companies.
3
Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
4
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
5
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
6
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
7
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
8
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
9
The Russell Top 200® Growth Index measures the performance of the especially large-cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with higher growth earning potential. The Russell Top 200® Growth Index is constructed to provide a comprehensive and unbiased barometer of this larger cap growth market and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Mid Cap Growth Fund from October 31, 2010 to October 31, 2020, compared to the Russell Midcap® Growth Index (RMCGI)3 and the Morningstar Mid Cap Growth Funds Average (MMCGFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2020
■ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	11.57%	12.04%	11.82%
Class C Shares	16.17%	12.46%	11.61%
Institutional Shares[2]	18.46%	13.62%	12.74%
Class R6 Shares[5]	18.46%	13.48%	12.26%
RMCGI	21.14%	14.15%	14.13%
MMCGFA	22.59%	13.10%	12.76%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMCGI and the MMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2
The Fund’s Institutional Shares commenced operations on January 29, 2010. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund’s Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
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3
The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5
Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	36.3%
Health Care	23.4%
Consumer Discretionary	12.0%
Industrials	11.0%
Communication Services	4.5%
Consumer Staples	4.3%
Financials	3.4%
Materials	2.0%
Real Estate	1.1%
Energy	0.1%
Securities Lending Collateral[2]	0.1%
Cash Equivalents[3]	1.5%
Other Assets and Liabilities—Net[4]	0.3%
TOTAL	100%

1
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2020
Shares			Value
		COMMON STOCKS— 98.1%
		Communication Services— 4.5%
44,903	[1]	Altice USA, Inc.	$1,210,136
11,004	[1,2]	AMC Networks, Inc.	233,835
496		Cable One, Inc.	859,003
97,171	[1]	Pinterest, Inc.	5,728,230
4,371	[1]	Roku, Inc.	884,690
24,125	[1]	Spotify Technology SA	5,787,346
26,074	[1]	Take-Two Interactive Software, Inc.	4,039,384
7,465	[1]	TripAdvisor, Inc.	142,656
34,311	[1]	Zillow Group, Inc.	3,065,002
59,018	[1]	Zynga, Inc.	530,572
		TOTAL	22,480,854
		Consumer Discretionary— 12.0%
3,764	[1]	AutoZone, Inc.	4,249,481
6,630		Best Buy Co., Inc.	739,576
44,793	[1]	Chegg, Inc.	3,289,598
3,341	[1]	Chipotle Mexican Grill, Inc.	4,014,145
10,501		Dollar General Corp.	2,191,664
20,192		Domino’s Pizza, Inc.	7,639,037
19,326		Dunkin’ Brands Group, Inc.	1,926,995
60,336	[1]	Etsy, Inc.	7,336,254
34,824	[1]	Floor & Decor Holdings, Inc.	2,542,152
16,268	[1]	Lululemon Athletica, Inc.	5,194,210
41,245	[1]	Ollie’s Bargain Outlet Holding, Inc.	3,592,027
17,486	[1]	O’Reilly Automotive, Inc.	7,634,388
10,903	[1]	Peloton Interactive, Inc.	1,201,620
4,980		Pool Corp.	1,742,153
7,039	[1]	Tempur Sealy International, Inc.	626,471
6,555		The Wendy’s Co.	143,227
25,404		Tractor Supply Co.	3,384,067
9,102	[1]	Wayfair, Inc.	2,257,569
		TOTAL	59,704,634
		Consumer Staples— 4.3%
36,226		Church and Dwight, Inc.	3,202,016
30,082		Clorox Co.	6,234,494
89,798		Energizer Holdings, Inc.	3,533,551
20,305	[1]	Grocery Outlet Holding Corp.	893,826
19,104		Hershey Foods Corp.	2,626,036
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Shares			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
23,440		Kellogg Co.	$1,474,142
809		McCormick & Co., Inc.	146,033
4,602		Nu Skin Enterprises, Inc., Class A	227,109
150,862	[1]	Sprouts Farmers Market, Inc.	2,873,921
403	[1]	The Boston Beer Co., Inc., Class A	418,789
		TOTAL	21,629,917
		Energy— 0.1%
23,331		Cabot Oil & Gas Corp., Class A	415,059
		Financials— 3.4%
92,280	[1]	Arch Capital Group Ltd.	2,787,779
7,072		Cboe Global Markets, Inc.	574,883
643		FactSet Research Systems	197,080
5,711		Marketaxess Holdings, Inc.	3,077,372
29,550		MSCI, Inc., Class A	10,337,772
1,156		T. Rowe Price Group, Inc.	146,419
		TOTAL	17,121,305
		Health Care— 23.4%
23,216	[1]	10X Genomics, Inc.	3,178,270
1,759	[1]	Abiomed, Inc.	443,057
12,057	[1]	Acceleron Pharma, Inc.	1,260,921
9,738	[1]	Adaptive Biotechnologies Corp.	448,727
31,297	[1]	Alexion Pharmaceuticals, Inc.	3,603,537
10,438	[1]	Align Technology, Inc.	4,447,423
6,112		AmerisourceBergen Corp.	587,180
187,716	[1]	Avantor, Inc.	4,368,151
5,992	[1]	Bluebird Bio, Inc.	309,846
9,391		Bruker Corp.	399,493
20,955		Cardinal Health, Inc.	959,529
61,855		Cerner Corp.	4,335,417
4,888	[1]	Charles River Laboratories International, Inc.	1,112,998
27,170	[1]	Davita, Inc.	2,343,413
1,560	[1]	Dexcom, Inc.	498,545
8,772	[1]	Exelixis, Inc.	179,651
11,849	[1]	Henry Schein, Inc.	753,359
95,466	[1]	Hologic, Inc.	6,569,970
66,380	[1]	Horizon Therapeutics PLC	4,973,853
16,467	[1]	IDEXX Laboratories, Inc.	6,995,511
37,430	[1]	IQVIA Holdings, Inc.	5,763,846
29,170	[1]	Jazz Pharmaceuticals PLC.	4,203,397
32,535		McKesson Corp.	4,798,587
5,950	[1]	Mettler-Toledo International, Inc.	5,937,565
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Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
3,218	[1]	Molina Healthcare, Inc.	$600,061
44,833	[1]	Neurocrine Biosciences, Inc.	4,423,672
39,835	[1]	Novocure Ltd.	4,863,854
5,599		PerkinElmer, Inc.	725,350
100,897	[1]	PPD, Inc.	3,317,493
2,988	[1]	PRA Health Sciences, Inc.	291,151
1,835	[1]	Quidel Corp.	492,312
3,907	[1]	Repligen Corp.	650,789
6,798		ResMed, Inc.	1,304,808
77,035	[1]	SAGE Therapeutics, Inc.	5,652,828
1,154	[1]	Sarepta Therapeutics, Inc.	156,840
15,451	[1]	Seagen, Inc.	2,577,227
12,044	[1]	Tandem Diabetes Care, Inc.	1,312,796
64,087	[1]	Veeva Systems, Inc.	17,306,694
15,985	[1]	Waters Corp.	3,561,778
4,049		West Pharmaceutical Services, Inc.	1,101,611
		TOTAL	116,811,510
		Industrials— 11.0%
35,406		Acuity Brands, Inc.	3,156,091
6,127		Allegion PLC	603,510
4,294		Armstrong World Industries, Inc.	257,211
222,478		Carrier Global Corp.	7,428,540
1,017		Cintas Corp.	319,897
534	[1]	CoStar Group, Inc.	439,808
100,582		Flowserve Corp.	2,928,948
33,148	[1]	Generac Holdings, Inc.	6,966,052
8,037		Graco, Inc.	497,490
8,390		Hubbell, Inc.	1,220,829
38,721	[1]	IAA Spinco, Inc.	2,191,221
9,330		IHS Markit Ltd.	754,517
454,478		KAR Auction Services, Inc.	6,617,200
124,511		Nielsen Holdings PLC	1,682,144
1,874		Old Dominion Freight Lines, Inc.	356,753
35,233		Pitney Bowes, Inc.	187,087
107,189		R.R. Donnelley & Sons Co.	125,411
183,388		Spirit AeroSystems Holdings, Inc., Class A	3,335,828
83,387		TransUnion	6,642,608
48,143		Verisk Analytics, Inc.	8,568,010
9,366		Xylem, Inc.	816,153
		TOTAL	55,095,308
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Shares			Value
		COMMON STOCKS— continued
		Information Technology— 36.3%
8,280	[1]	Advanced Micro Devices, Inc.	$623,401
33,152		Alliance Data Systems Corp.	1,708,654
21,495		Amphenol Corp., Class A	2,425,496
17,260	[1]	Arista Networks, Inc.	3,605,614
27,238	[1]	Avalara, Inc.	4,059,824
38,180	[1]	Bill.Com Holdings, Inc.	3,818,000
18,360	[1]	Black Knight, Inc.	1,614,762
146,668		Booz Allen Hamilton Holding Corp.	11,513,438
8,452	[1]	CACI International, Inc., Class A	1,762,496
103,706	[1]	Cadence Design Systems, Inc.	11,342,325
12,945		Citrix Systems, Inc.	1,466,280
7,241	[1]	CloudFlare, Inc.	376,315
44,360		Cognex Corp.	2,923,324
11,589	[1]	Coupa Software, Inc.	3,102,375
78,894	[1]	Crowdstrike Holdings, Inc.	9,770,233
11,237	[1]	Datadog, Inc.	1,019,758
22,114	[1]	DocuSign, Inc.	4,472,557
34,747	[1]	Elastic N.V.	3,523,693
8,258	[1]	Enphase Energy, Inc.	810,027
29,303	[1]	EPAM Systems, Inc.	9,053,162
4,128	[1]	Fair Isaac & Co., Inc.	1,615,906
36,906	[1]	Five9, Inc.	5,599,378
17,006	[1]	FleetCor Technologies, Inc.	3,756,795
45,819	[1]	Fortinet, Inc.	5,057,043
1,265	[1]	Gartner, Inc., Class A	151,927
3,865	[1]	Globant SA	698,058
60,641	[1]	GoDaddy, Inc.	4,289,744
22,221	[1]	HubSpot, Inc.	6,445,645
40,608	[1]	Inphi Corp.	5,675,374
24,188	[1]	Keysight Technologies, Inc.	2,536,596
26,181		KLA Corp.	5,162,370
24,969		Microchip Technology, Inc.	2,623,743
13,198		Monolithic Power Systems	4,218,081
31,982	[1]	Okta, Inc.	6,710,783
10,892	[1]	Palo Alto Networks, Inc.	2,409,201
18,928		Paychex, Inc.	1,556,828
817	[1]	Paylocity Corp.	151,570
27,273	[1]	RealPage, Inc.	1,518,833
42,267	[1]	Square, Inc.	6,546,313
20,657		SS&C Technologies Holdings, Inc.	1,223,308
24,101	[1]	Synopsys, Inc.	5,154,240
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Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
77,484	[1]	Teradata Corp.	$1,423,381
67,274		Teradyne, Inc.	5,910,021
8,923	[1]	Trade Desk, Inc./The	5,054,433
15,726	[1]	Twilio, Inc.	4,387,082
2,282		Universal Display Corp.	452,543
8,763	[1]	Verisign, Inc.	1,671,104
33,540		Western Union Co.	652,018
31,912		Xilinx, Inc.	3,787,635
44,738	[1]	Zscaler, Inc.	6,073,183
		TOTAL	181,504,870
		Materials— 2.0%
85,265	[1]	Axalta Coating Systems Ltd.	2,141,004
54,118	[1]	Berry Global Group, Inc.	2,523,522
2,190	[1]	Crown Holdings, Inc.	187,902
13,882	[1]	Eagle Materials, Inc.	1,183,441
3,717		Royal Gold, Inc.	441,617
29,484		RPM International, Inc.	2,496,410
7,928		Scotts Miracle-Gro Co.	1,189,596
		TOTAL	10,163,492
		Real Estate— 1.1%
29,484		Coresite Realty Corp.	3,519,210
5,507		Iron Mountain, Inc.	143,513
6,803		SBA Communications Corp.	1,975,387
		TOTAL	5,638,110
		TOTAL COMMON STOCKS (IDENTIFIED COST $412,555,101)	490,565,059
		INVESTMENT COMPANIES— 1.6%
236,922		Federated Hermes Government Obligations Fund, Premier Shares, 0.03%[3]	236,922
7,586,494		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.10%[3]	7,589,529
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $7,826,606)	7,826,451
		TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $420,381,707)[4]	498,391,510
		OTHER ASSETS AND LIABILITIES - NET—0.3%[5]	1,396,095
		TOTAL NET ASSETS—100%	$499,787,605
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Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended October 31, 2020, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 10/31/2019	$820,447	$10,534,735	$11,355,182
Purchases at Cost	$86,087,463	$131,850,851	$217,938,314
Proceeds from Sales	$(86,670,988)	$(134,797,454)	$(221,468,442)
Change in Unrealized Appreciation/ Depreciation	N/A	$(1,365)	$(1,365)
Net Realized Gain/(Loss)	N/A	$2,762	$2,762
Value as of 10/31/2020	$236,922	$7,589,529	$7,826,451
Shares Held as of 10/31/2020	236,922	7,586,494	7,823,416
Dividend Income	$16,370	$69,534	$85,904

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $426,656,336.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At October 31, 2020, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$41.20	$41.35	$43.07	$33.37	$42.50
Income From Investment Operations:
Net investment income (loss)[1]	(0.19)	(0.07)	(0.14)	(0.04)	0.05
Net realized and unrealized gain (loss)	7.14	4.77	3.92	10.06	(0.77)
Total From Investment Operations	6.95	4.70	3.78	10.02	(0.72)
Less Distributions:
Distributions from net investment income	—	—	—	(0.02)	—
Distributions from net realized gain	(3.22)	(4.85)	(5.50)	(0.30)	(8.41)
Total Distributions	(3.22)	(4.85)	(5.50)	(0.32)	(8.41)
Net Asset Value, End of Period	$44.93	$41.20	$41.35	$43.07	$33.37
Total Return[2]	18.07%	13.40%	9.43%	30.20%	(2.07)%
Ratios to Average Net Assets:
Net expenses[3]	1.14%	1.14%	1.22%	1.22%	1.22%
Net investment income	(0.46)%	(0.18)%	(0.33)%	(0.10)%	0.16%
Expense waiver/reimbursement[4]	0.11%	0.11%	0.06%	0.10%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$266,252	$257,818	$238,586	$236,955	$206,210
Portfolio turnover	227%	179%	171%	109%	115%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.12	$29.12	$32.11	$25.12	$34.27
Income From Investment Operations:
Net investment income (loss)[1]	(0.31)	(0.25)	(0.33)	(0.25)	(0.15)
Net realized and unrealized gain (loss)	4.50	3.10	2.84	7.54	(0.59)
Total From Investment Operations	4.19	2.85	2.51	7.29	(0.74)
Less Distributions:
Distributions from net realized gain	(3.22)	(4.85)	(5.50)	(0.30)	(8.41)
Net Asset Value, End of Period	$28.09	$27.12	$29.12	$32.11	$25.12
Total Return[2]	17.17%	12.54%	8.58%	29.25%	(2.78)%
Ratios to Average Net Assets:
Net expenses[3]	1.93%	1.88%	1.97%	1.97%	1.97%
Net investment income (loss)	(1.23)%	(0.94)%	(1.09)%	(0.85)%	(0.60)%
Expense waiver/reimbursement[4]	0.12%	0.16%	0.08%	0.12%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,309	$15,460	$10,619	$10,613	$9,188
Portfolio turnover	227%	179%	171%	109%	115%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$42.60	$42.48	$44.01	$34.09	$43.14
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	0.04	(0.05)	0.07	0.14
Net realized and unrealized gain (loss)	7.42	4.93	4.02	10.25	(0.78)
Total From Investment Operations	7.36	4.97	3.97	10.32	(0.64)
Less Distributions:
Distributions from net investment income	—	—	—	(0.10)	—
Distributions from net realized gain	(3.22)	(4.85)	(5.50)	(0.30)	(8.41)
Total Distributions	(3.22)	(4.85)	(5.50)	(0.40)	(8.41)
Net Asset Value, End of Period	$46.74	$42.60	$42.48	$44.01	$34.09
Total Return[2]	18.46%	13.71%	9.69%	30.52%	(1.81)%
Ratios to Average Net Assets:
Net expenses[3]	0.84%	0.84%	0.95%	0.97%	0.97%
Net investment income (loss)	(0.13)%	0.10%	(0.12)%	0.19%	0.41%
Expense waiver/reimbursement[4]	0.19%	0.21%	0.07%	0.11%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$188,839	$246,222	$177,959	$24,559	$40,057
Portfolio turnover	227%	179%	171%	109%	115%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$38.59	$38.95	$40.80	$31.53	$40.74
Income From Investment Operations:
Net investment income (loss)[1]	(0.05)	0.01	(0.03)	0.04	(0.07)
Net realized and unrealized gain (loss)	6.67	4.48	3.68	9.53	(0.73)
Total From Investment Operations	6.62	4.49	3.65	9.57	(0.80)
Less Distributions:
Distributions from net realized gain	(3.22)	(4.85)	(5.50)	(0.30)	(8.41)
Net Asset Value, End of Period	$41.99	$38.59	$38.95	$40.80	$31.53
Total Return[2]	18.46%	13.72%	9.67%	30.54%	(2.42)%
Ratios to Average Net Assets:
Net expenses[3]	0.83%	0.83%	0.95%	0.96%	1.61%
Net investment income (loss)	(0.14)%	0.03%	(0.08)%	0.12%	(0.22)%
Expense waiver/reimbursement[4]	0.11%	0.11%	0.02%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$31,388	$31,590	$6,576	$37,815	$1,529
Portfolio turnover	227%	179%	171%	109%	115%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and LiabilitiesOctober 31, 2020

Assets:
Investment in securities, at value including $231,476 of securities loaned and $7,826,451 of investment in affiliated holdings* (identified cost $420,381,707)	$498,391,510
Income receivable	37,521
Income receivable from affiliated holdings	910
Receivable for investments sold	4,892,844
Receivable for shares sold	475,317
Total Assets	503,798,102
Liabilities:
Payable for investments purchased	3,036,411
Payable for shares redeemed	441,972
Payable for collateral due to broker for securities lending	236,922
Payable to adviser (Note 5)	17,588
Payable for administrative fee (Note 5)	2,171
Payable for distribution services fee (Note 5)	8,762
Payable for other service fees (Notes 2 and 5)	134,636
Accrued expenses (Note 5)	132,035
Total Liabilities	4,010,497
Net assets for 11,187,281 shares outstanding shares outstanding, no par value, unlimited shares authorized	$499,787,605
Net Assets Consist of:
Paid-in capital	$389,654,174
Total distributable earnings (loss)	110,133,431
Total Net Assets	$499,787,605
Annual Shareholder Report
18

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($266,252,034 ÷ 5,925,402 shares outstanding), no par value, unlimited shares authorized	$44.93
Offering price per share (100/94.50 of $44.93)	$47.54
Redemption proceeds per share	$44.93
Class C Shares:
Net asset value per share ($13,308,713 ÷ 473,770 shares outstanding), no par value, unlimited shares authorized	$28.09
Offering price per share	$28.09
Redemption proceeds per share (99.00/100 of $28.09)	$27.81
Institutional Shares:
Net asset value per share ($188,838,667 ÷ 4,040,622 shares outstanding), no par value, unlimited shares authorized	$46.74
Offering price per share	$46.74
Redemption proceeds per share	$46.74
Class R6 Shares:
Net asset value per share ($31,388,191 ÷ 747,487 shares outstanding), no par value, unlimited shares authorized	$41.99
Offering price per share	$41.99
Redemption proceeds per share	$41.99

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of OperationsYear Ended October 31, 2020

Investment Income:
Dividends (including $69,534 received from affiliated holdings*)	$3,443,299
Net income on securities loaned (includes $16,370 received from an affiliated holding related to cash collateral balances (Note 2))	17,808
TOTAL INCOME	3,461,107
Expenses:
Investment adviser fee (Note 5)	3,734,498
Administrative fee (Note 5)	390,775
Custodian fees	61,638
Transfer agent fees (Note 2)	509,713
Directors’/Trustees’ fees (Note 5)	3,338
Auditing fees	28,020
Legal fees	7,985
Portfolio accounting fees	134,899
Distribution services fee (Note 5)	101,977
Other service fees (Notes 2 and 5)	656,899
Share registration costs	87,256
Printing and postage	59,815
Miscellaneous (Note 5)	30,910
TOTAL EXPENSES	5,807,723
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(554,291)
Reimbursement of other operating expenses (Notes 2 and 5)	(154,225)
TOTAL WAIVER AND REIMBURSEMENTS	(708,516)
Net expenses	5,099,207
Net investment income (loss)	(1,638,100)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $2,762 on sales of investments in affiliated holdings*)	36,640,061
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(1,365) on investments in affiliated holdings*)	44,742,339
Net realized and unrealized gain (loss) on investments	81,382,400
Change in net assets resulting from operations	$79,744,300

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Changes in Net Assets

Year Ended October 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,638,100)	$(351,501)
Net realized gain (loss)	36,640,061	42,795,896
Net change in unrealized appreciation/depreciation	44,742,339	19,748,104
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	79,744,300	62,192,499
Distributions to Shareholders:
Class A Shares	(19,681,770)	(27,927,985)
Class C Shares	(1,770,911)	(1,861,401)
Institutional Shares	(18,251,317)	(18,505,100)
Class R6 Shares	(2,684,427)	(1,015,627)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(42,388,425)	(49,310,113)
Share Transactions:
Proceeds from sale of shares	84,955,913	243,475,009
Net asset value of shares issued to shareholders in payment of distributions declared	37,599,957	45,303,236
Cost of shares redeemed	(211,214,467)	(184,311,036)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(88,658,597)	104,467,209
Change in net assets	(51,302,722)	117,349,595
Net Assets:
Beginning of period	551,090,327	433,740,732
End of period	$499,787,605	$551,090,327
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
October 31, 2020
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Hermes MDT Mid Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is appreciation of capital.
Prior to June 29, 2020, the name of the Trust and Fund was Federated Equity Funds and Federated MDT Mid Cap Growth Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
22

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report
23

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report
24

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $708,516 is disclosed in various locations in this Note 2 and Note 5. For the year ended October 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$236,291	$—
Class C Shares	19,362	(1,547)
Institutional Shares	243,506	(152,678)
Class R6 Shares	10,554	—
TOTAL	$509,713	$(154,225)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$622,907
Class C Shares	33,992
TOTAL	$656,899
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2020, the Fund did not have a liability for any uncertain tax
Annual Shareholder Report
25

positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
Annual Shareholder Report
26

As of October 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$231,476	$236,922
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	305,538	$12,123,319	679,947	$26,913,977
Shares issued to shareholders in payment of distributions declared	452,310	17,631,062	731,469	25,696,511
Shares redeemed	(1,090,828)	(43,664,616)	(922,810)	(36,512,405)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(332,980)	$(13,910,235)	488,606	$16,098,083
	Year Ended 10/31/2020		Year Ended 10/31/2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	61,317	$1,514,960	300,441	$7,704,376
Shares issued to shareholders in payment of distributions declared	65,613	1,610,780	75,555	1,758,930
Shares redeemed	(223,148)	(5,554,957)	(170,642)	(4,416,223)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(96,218)	$(2,429,217)	205,354	$5,047,083
	Year Ended 10/31/2020		Year Ended 10/31/2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,452,412	$57,400,016	4,227,609	$170,009,422
Shares issued to shareholders in payment of distributions declared	413,257	16,712,098	466,589	16,904,512
Shares redeemed	(3,604,668)	(144,236,848)	(3,103,897)	(127,678,775)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,738,999)	$(70,124,734)	1,590,301	$59,235,159
Annual Shareholder Report
27

	Year Ended 10/31/2020		Year Ended 10/31/2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	368,236	$13,917,618	1,021,386	$38,847,234
Shares issued to shareholders in payment of distributions declared	45,307	1,646,017	28,741	943,283
Shares redeemed	(484,606)	(17,758,046)	(400,411)	(15,703,633)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(71,063)	$(2,194,411)	649,716	$24,086,884
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,239,260)	$(88,658,597)	2,933,977	$104,467,209
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$9,298,325	$19,982,791
Long-term capital gains	$33,090,100	$29,327,322

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$38,398,257
Net unrealized appreciation	$71,735,174

2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At October 31, 2020, the cost of investments for federal tax purposes was $426,656,336. The net unrealized appreciation of investments for federal tax purposes was $71,735,174. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $81,758,615 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,023,441.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2020, the Adviser voluntarily waived $546,858 of its fee and voluntarily reimbursed $154,225 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2020, the Adviser reimbursed $7,433.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended October 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$101,977
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2020, FSC retained $29,726 of fees paid by the Fund.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2020, FSC retained $8,130 in sales charges from the sale of Class A Shares. FSC also retained $0 of CDSC relating to redemptions of Class A Shares and $0 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2020, FSSC received $51,635 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.14%, 1.94%, 0.84% and 0.83% (the “Fee Limit”)respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to January 1, 2020, the Fee Limits disclosed above for the referenced share classes were 1.14%, 1.88%, 0.84% and 0.83%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2020, were as follows:
Purchases	$1,118,634,869
Sales	$1,250,535,892
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7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2020, the Fund had no outstanding loans. During the year ended October 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2020, there were no outstanding loans. During the year ended October 31, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
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11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2020, the amount of long-term capital gains designated by the Fund was $33,090,100.
For the fiscal year ended October 31, 2020, 44.97% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2020, 42.90% qualify for the dividend received deduction available to corporate shareholders.
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32

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED Hermes EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED hermes MDT MID CAP GROWTH FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes MDT Mid Cap Growth Fund (formerly, Federated MDT Mid Cap Growth Fund) (the “Fund”), a portfolio of Federated Hermes Equity Funds (formerly Federated Equity Funds), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
December 22, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,233.30	$6.40
Class C Shares	$1,000	$1,228.20	$10.87
Institutional Shares	$1,000	$1,235.20	$4.78
Class R6 Shares	$1,000	$1,235.40	$4.66
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.41	$5.79
Class C Shares	$1,000	$1,015.38	$9.83
Institutional Shares	$1,000	$1,020.86	$4.32
Class R6 Shares	$1,000	$1,020.96	$4.22

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.14%
Class C Shares	1.94%
Institutional Shares	0.85%
Class R6 Shares	0.83%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised nine portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly also previously served as Chair of the Risk Management Committee for Holy Ghost Preparatory School,
Philadelphia and Secretary and Chair of the Governance Committee,
Oakland Catholic High School Board of Trustees, Pittsburgh.

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40

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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41

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated MDT Mid-Cap Growth Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MDT MID CAP GROWTH FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
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and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ investment objectives or investment management techniques, or the costs to implement funds, even within the same Performance Peer Group. In this connection, the Board considered that the Fund’s quantitative focus makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in their complexity, and the management of the Fund is among the more complex relative to its Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the three-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year and five-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year, three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of
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investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that mon-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
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Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
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The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
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Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Mid Cap Growth Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
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addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Mid Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172107
CUSIP 314172305
CUSIP 314172198
CUSIP 314172529
G01228-08 (12/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2020

Share Class | Ticker	A | SVAAX	C | SVACX	Institutional | SVAIX	R6 | SVALX

Federated Hermes Strategic Value Dividend Fund
(formerly, Federated Strategic Value Dividend Fund)
Fund Established 2005

A Portfolio of Federated Hermes Equity Funds
(formerly, Federated Equity Funds)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Strategic Value Dividend Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2019 through October 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Strategic Value Dividend Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2020 was -15.65% for the Class A Shares, -16.41% for the Class C Shares, -15.49% for the Institutional Shares and -15.48% for the Class R6 Shares. The total return of the Dow Jones Select Dividend Index (DJSDI),1 a broad-based securities market index that represents the domestic dividend-paying universe, was -14.86% for the reporting period, while the total return of the Standard and Poor’s 500 Index (S&P 500)2 was 9.71% for the same period. The Fund’s total return for the fiscal year reflects actual cash flows, transaction costs and other expenses which are not reflected in the total return of the DJSDI or the S&P 500.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the DJSDI.
MARKET OVERVIEW
The fiscal year began with global equities rallying strongly on signs that a manufacturing slump was bottoming, a trade truce was imminent and fiscal and monetary support would remain in full force. In the U.S., all three major indexes hit record highs during November 2019, while overseas, both developed and emerging equity markets posted gains. Equities continued to rally through the end of the calendar year as hopes for improving growth and earnings in 2020 drove the major U.S. indexes to a series of record highs over the course of 2019’s final month. The S&P 500 closed the calendar year up 29%, its best showing since 2013, while the Dow Jones Industrial Average (the “Dow”)3 added 22% and the NASDAQ Composite Index (NASDAQ)4 advanced 25%. The story was much the same overseas as the Stoxx Europe 6005 rose 23% for its biggest gain in 10 years, the Shanghai Composite Index6 climbed 22%, the MSCI World Index7 rose 25% and the MSCI All Country World Index Ex US8 increased 18% (returns for calendar year 2019).
In the first months of the new calendar year, U.S. stocks started selling off sharply, causing the Dow to fall 1% and the S&P 500 to slip 0.2% for January, while the NASDAQ still ended up 2%. Fears that the novel coronavirus (“Covid-19”) that started in the commercial hub of Wuhan might spread from China to the rest of the world brought economic activity to a halt in the world’s second-largest economy, disrupted global supply chains and created a new headwind for already struggling manufacturing.
Heading into the end of March, fears of a global pandemic grew as Covid-19 spread far beyond China, causing a worldwide rout in risk assets, with the S&P, Dow and NASDAQ all cratering into correction territory. Oil prices plunged, and even gold was unable to hold on to earlier gains. Global risk
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1

markets collapsed in March as fears of a global pandemic became a reality, with the coronavirus sweeping across continents and deeply affecting the United States, which by quarter-end had the most confirmed cases of any country in the world.
The second quarter of the calendar year ended with a recovery in the markets. Just a month after falling into a bear market at their fastest rate in history, stocks bounced back dramatically in April, posting their best month in decades even as Covid-19 cases continued to spread. The rally came on unprecedented stimulus–$2.4 trillion from Congress and the Trump administration and commitments up to $6 trillion or more from the Federal Reserve–and on signs the pandemic may have been peaking even as its economic damage–and fatalities–kept piling up.
Mid-year, stocks continued to rebound off March’s bear-market lows as the economy began to reopen gradually and the worst of Covid-19 and its economic damage appeared to be in the rearview mirror. The rebound slowed in June, however, as a late-month surge in Sunbelt states pushed new daily Covid-19 cases to new highs, raising fears the economic recovery may drag out and behave more like a “U” than a “V” curve. The rally continued through the summer on the back of big tech stocks, despite sobering reports on the economy and record Covid-19 caseloads in many Sunbelt and coastal states. The rally fed off a trifecta of continued unprecedented central bank and government stimulus, an ugly earnings season that nonetheless was better than expected, and encouraging signs of renewed manufacturing activity at home and abroad.
Heading into the final months of the Fund’s fiscal year, U.S. equities continued their post-bear market run, as the S&P 500 and NASDAQ set new highs and the Dow inched closer to positive territory for the year. Improving economic data, particularly in Housing and Manufacturing, and declining Covid-19 death rates were factors. There was a shift in September as stocks pulled back on the failure of Congress and the White House to come up with more stimulus as the number of coronavirus cases began to climb again, and previous aid began to run out. September’s sell-off carried over into October, as a renewed surge in Covid-19 cases, the collapse of stimulus talks and election uncertainties weighed on stocks. The damage extended to Europe, as countries there began a new wave of pandemic-driven shutdowns, although the restrictions were less draconian than last spring.
DIVIDEND-BASED PERFORMANCE9
While volatility continued in the market, the Fund maintained its focus on its core objectives of delivering high dividend income from high-quality assets as it ended the fiscal year with a 30-day SEC yield10 of 4.61% and a gross weighted average dividend yield of 5.36%. This substantially exceeded not only the broad market represented by the S&P 500 Index with its 1.75% yield, and the 10-year U.S. Treasury Note at 0.88%, but it also surpassed the
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4.90% yield of the DJSDI, which aims to reflect the domestic high-dividend-paying universe. Over the trailing 12-month period, 24 companies increased their dividends, 3 companies cut their dividends, and 1 company rebased its dividend. The most generous increases came courtesy of Amgen (+10.3%), Abbvie (+10.2%), Enbridge (+9.8%), Chevron (+8.4%), Gilead (+7.9%) and Pepsi-Co (+7.1%). The three dividend reductions were received from Invesco, Welltower and BP while Dominion rebased its dividend.
The fiscal year was dominated by a pronounced Tech-led market rally. A flight to safety took hold during the latter part of February and again in September, but Tech was the clear winner for the fiscal year. This was evident in the factor performance as noted when quintiling the S&P 500, highest yielding stocks underperformed lowest yielding stocks by -50.30%, and low beta11 underperformed high beta by -2.68%. From a sector perspective, Information Technology posted a return of 34.48% which dramatically outperformed the S&P 500 by 24.77%. Just two tech names, Apple and Microsoft (both not owned by the Fund), with a combined 12% weight, accounted for 63% of the Technology sector’s total return. Apple alone with its 6% weight accounted for 55% of total market performance as it became the first U.S. public company to surpass $2 trillion in market value. Our strategy has limited exposure to Information Technology, which provides little opportunity for a rising dividend income stream.
From an absolute total return perspective, positive contributors to performance were Industrials and Health Care, which posted returns of 32.88% and 1.55%, respectively. Industrials was the strongest contributing sector led by United Parcel Service, which posted a 55.27% return as the company continued to appreciate after repeatedly reporting very strong quarterly earnings due to an increase in e-commerce. Health Care was also additive to performance, led by the Fund’s notable weight in Abbvie which appreciated 12.8%. Abbvie climbed after its solid earnings reports in Q2 and Q3 including an increase in full-year guidance. Furthermore, Abbvie entered into a collaboration deal with Genmab (not owned by the Fund) which will bolster its oncology pipeline. Amgen also contributed positively to performance, appreciating +12.66%, as shares spiked after its Enbrel patent win, which safeguards it from generic competition until 2029. Additionally, Amgen’s shares climbed higher after the announcement that it would be added to the Dow. Conversely, weakness was noted in Energy, as the sector was pressured by the Russia-Saudi assault on U.S. shale producers, the global slowdown associated with the Coronavirus and declining oil prices. Additionally, worse-than-expected earnings from Royal Dutch Shell, ExxonMobil, BP and Chevron hampered the Fund’s Energy performance. REITs were the second largest detractor, led by Ventas and Welltower (both exited in the period), which declined by -68.89% and -26.42%, respectively. Health Care REITs
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are situated in a demographic that has proven most vulnerable to the Coronavirus pandemic. Communication Services was also a notable laggard, declining -16.22% as Vodafone and AT&T declined by -30.83% and -25.01%, respectively.
Due to its focus on high dividend income and growth in that income over time, the strategy will tend to perform best when the markets prefer high-yield, high-quality, low-beta, large-cap stocks. Often times, the strategy may also outperform in flat markets or periods of market distress. Conversely, the Fund may lag the broad market when investors prefer low-yield, low-quality, high-beta, small-cap stocks. During the reporting period, the Fund faced a significant near-term headwind with lowest-yielding stocks outperforming high-yielding investments. Regardless of the market environment, the Fund remained consistent and focused on its core goals of providing a stable high and rising income stream from high-quality investments, while attempting to expose investors to a lower level of risk.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the DJSDI.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500.
3
The Dow Jones Industrial Average is a price weighted index comprised of 30 of the largest and most widely held public companies in the United States.*
4
The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market. Today, the NASDAQ Composite includes over 3,000 companies.*
5
The Stoxx Europe 600 represents large-, mid- and small-capitalization companies across 17 countries of the European region.*
6
The Shanghai Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-Shares and B-Shares listed on the Shanghai Stock Exchange.*
7
The MSCI World Index captures large- and mid-cap representation across 23 developed market countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
8
The MSCI All Country World Index Ex US captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.*
9
There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
10
Represents the 30-day SEC yield for the Fund’s Institutional Shares. In the absence of temporary expense waivers or reimbursements, the 30-day SEC yield would have been 3.09% for the Fund’s Institutional shares. The dividend yield represents the average yield of the underlying securities within the portfolio.
11
Beta measures a security/fund’s volatility relative to the market. A beta greater than 1.00 suggests the security/fund has historically had less volatility relative to the market.
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Strategic Value Dividend Fund from October 31, 2010 to October 31, 2020, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Dow Jones U.S. Select Dividend Index (DJSDI).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 InvestmenT
Growth of $10,000 as of October 31, 2020
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2020
(returns reflect all applicable sales charges and contingent sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-20.30%	0.92%	6.35%
Class C Shares	-17.18%	1.29%	6.14%
Institutional Shares	-15.49%	2.31%	7.20%
Class R6 Shares[4]	-15.48%	2.31%	7.14%
S&P 500	9.71%	11.71%	13.01%
DJSDI	-14.86%	5.58%	9.76%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index.
3
The DJSDI aims to represent U.S. leading stocks by dividend yield. One hundred stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Components are weighted by indicated annual dividend. The DJSDI is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index.
4
The Fund’s R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for Institutional Shares adjusted to remove any voluntary waiver of fund expenses related to the Institutional Shares that occurred during the period prior to commencement of the R6 Shares.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	19.0%
Utilities	17.7%
Consumer Staples	16.5%
Communication Services	16.5%
Energy	11.0%
Financials	9.4%
Information Technology	6.0%
Industrials	1.3%
Real Estate	0.9%
Consumer Discretionary	0.8%
Cash Equivalents[2]	0.6%
Other Assets and Liabilities—Net[3]	0.3%
TOTAL	100.0%
1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2020
Shares		Dividend Yield (unaudited)	Value in U.S. Dollars
	COMMON STOCKS—99.1%
	Communication Services—16.5%
11,777,945	AT&T, Inc.	7.70%	$318,240,074
5,814,710	BCE, Inc.	5.29	233,670,775
5,358,397	Verizon Communications, Inc.	4.40	305,375,045
165,169,109	Vodafone Group PLC	7.87	220,636,893
	TOTAL		1,077,922,787
	Consumer Discretionary—0.8%
562,375	Genuine Parts Co.	3.49	50,855,571
	Consumer Staples—16.5%
6,512,929	British American Tobacco PLC	8.59	206,928,916
1,138,125	General Mills, Inc.	3.45	67,285,950
1,179,147	PepsiCo, Inc.	3.07	157,168,503
4,628,397	Philip Morris International, Inc.	6.76	328,708,755
3,023,962	The Coca-Cola Co.	3.41	145,331,614
3,074,800	Unilever PLC	3.38	175,325,854
	TOTAL		1,080,749,592
	Energy—11.0%
3,536,276	Chevron Corp.	7.42	245,771,182
6,796,175	Enbridge, Inc.	7.50	187,260,816
6,139,110	Exxon Mobil Corp.	10.67	200,257,768
2,246,575	TC Energy Corp.	5.25	88,426,325
	TOTAL		721,716,091
	Financials—9.4%
2,843,850	Canadian Imperial Bank of Commerce	5.00	212,130,761
282,000	JPMorgan Chase & Co.	3.67	27,647,280
11,938,675	KeyCorp	5.70	154,964,001
1,170,153	PNC Financial Services Group	4.11	130,916,718
6,924,307	Regions Financial Corp.	4.66	92,093,283
	TOTAL		617,752,043
	Health Care—19.0%
3,530,226	AbbVie, Inc.	6.11	300,422,233
241,300	Amgen, Inc.	2.95	52,347,622
1,913,975	Bristol-Myers Squibb Co.	3.08	111,871,839
3,833,846	Gilead Sciences, Inc.	4.68	222,938,145
3,946,298	GlaxoSmithKline PLC	6.19	65,841,097
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Shares		Dividend Yield (unaudited)	Value in U.S. Dollars
	COMMON STOCKS—cont.
	Health Care—cont.
2,529,725	Merck & Co., Inc.	3.24%	$190,260,617
8,487,949	Pfizer, Inc.	4.28	301,152,430
	TOTAL		1,244,833,983
	Industrials—1.3%
521,000	3M Co.	3.68	83,339,160
	Information Technology—6.0%
182,850	Broadcom, Inc.	3.72	63,929,846
5,012,088	Cisco Systems, Inc.	4.01	179,933,959
920,650	IBM Corp.	5.84	102,799,779
301,900	Texas Instruments, Inc.	2.82	43,651,721
	TOTAL		390,315,305
	Real Estate—0.9%
1,894,425	National Retail Properties, Inc.	5.64	60,640,544
	Utilities—17.7%
1,994,821	Dominion Energy, Inc.	3.11	160,263,919
2,610,404	Duke Energy Corp.	4.19	240,444,313
1,311,475	Evergy, Inc.	3.66	72,393,420
15,340,940	National Grid-SP PLC	5.29	182,593,659
6,584,830	PPL Corp.	6.04	181,082,825
1,140,025	Public Service Enterprises Group, Inc.	3.37	66,292,454
4,480,152	Southern Co.	4.46	257,384,732
	TOTAL		1,160,455,322
	TOTAL COMMON STOCKS (IDENTIFIED COST $6,898,127,164)		6,488,580,398
	INVESTMENT COMPANY—0.6%
37,506,859	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.10%[1] (IDENTIFIED COST $37,480,543)		37,521,862
	TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $6,935,607,707)[2]		6,526,102,260
	OTHER ASSETS AND LIABILITIES - NET—0.3%[3]		17,594,710
	TOTAL NET ASSETS—100%		$6,543,696,970
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Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2020, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 10/31/2019	$60,562,230
Purchases at Cost	$1,641,302,004
Proceeds from Sales	$(1,664,268,615)
Change in Unrealized Appreciation/Depreciation	$25,224
Net Realized Gain/(Loss)	$(98,981)
Value as of 10/31/2020	$ 37,521,862
Shares Held as of 10/31/2020	37,506,859
Dividend Income	$710,948
Gain Distributions Received	$301
1
7-day net yield.
2
Also represents cost for federal tax purposes.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of October 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$4,915,765,302	$—	$—	$4,915,765,302
International	721,488,677	851,326,419	—	1,572,815,096
Investment Company	37,521,862	—	—	37,521,862
TOTAL SECURITIES	$5,674,775,841	$851,326,419	$—	$6,526,102,260
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.82	$5.73	$6.34	$5.97	$6.06
Income From Investment Operations:
Net investment income	0.21	0.21	0.21	0.21	0.18
Net realized and unrealized gain (loss)	(1.06)	0.31	(0.21)	0.50	0.20
TOTAL FROM INVESTMENT OPERATIONS	(0.85)	0.52	—	0.71	0.38
Less Distributions:
Distributions from net investment income	(0.21)	(0.21)	(0.20)	(0.21)	(0.18)
Distributions from net realized gain	(0.27)	(0.22)	(0.41)	(0.13)	(0.29)
TOTAL DISTRIBUTIONS	(0.48)	(0.43)	(0.61)	(0.34)	(0.47)
Net Asset Value, End of Period	$4.49	$5.82	$5.73	$6.34	$5.97
Total Return[1]	(15.65)%	9.68%	(0.16)%	12.29%	6.77%
Ratios to Average Net Assets:
Net expenses[2]	1.05%[3]	1.06%	1.05%	1.06%	1.05%
Net investment income	4.08%	3.75%	3.44%	3.36%	3.00%
Expense waiver/reimbursement[4]	0.13%	0.12%	0.12%	0.13%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,060,496	$1,456,023	$1,603,675	$2,400,842	$3,300,976
Portfolio turnover	38%	33%	9%	19%	21%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.05% for the year ended October 31, 2020, after taking into account this expense reduction.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.84	$5.74	$6.35	$5.98	$6.07
Income From Investment Operations:
Net investment income	0.17	0.17	0.16	0.16	0.13
Net realized and unrealized gain (loss)	(1.07)	0.32	(0.20)	0.50	0.20
TOTAL FROM INVESTMENT OPERATIONS	(0.90)	0.49	(0.04)	0.66	0.33
Less Distributions:
Distributions from net investment income	(0.17)	(0.17)	(0.16)	(0.16)	(0.13)
Distributions from net realized gain	(0.27)	(0.22)	(0.41)	(0.13)	(0.29)
TOTAL DISTRIBUTIONS	(0.44)	(0.39)	(0.57)	(0.29)	(0.42)
Net Asset Value, End of Period	$4.50	$5.84	$5.74	$6.35	$5.98
Total Return[1]	(16.41)%	9.02%	(0.91)%	11.43%	5.97%
Ratios to Average Net Assets:
Net expenses[2]	1.80%[3]	1.81%	1.80%	1.81%	1.80%
Net investment income	3.34%	3.00%	2.69%	2.65%	2.25%
Expense waiver/reimbursement[4]	0.14%	0.13%	0.13%	0.12%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$693,876	$1,217,811	$1,472,755	$1,997,389	$2,210,580
Portfolio turnover	38%	33%	9%	19%	21%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.80% for the year ended October 31, 2020, after taking into account this expense reduction.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.86	$5.76	$6.37	$6.00	$6.09
Income From Investment Operations:
Net investment income	0.22	0.23	0.22	0.23	0.19
Net realized and unrealized gain (loss)	(1.07)	0.32	(0.20)	0.50	0.20
TOTAL FROM INVESTMENT OPERATIONS	(0.85)	0.55	0.02	0.73	0.39
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.22)	(0.23)	(0.19)
Distributions from net realized gain	(0.27)	(0.22)	(0.41)	(0.13)	(0.29)
TOTAL DISTRIBUTIONS	(0.49)	(0.45)	(0.63)	(0.36)	(0.48)
Net Asset Value, End of Period	$4.52	$5.86	$5.76	$6.37	$6.00
Total Return[1]	(15.49)%	10.09%	0.09%	12.51%	7.01%
Ratios to Average Net Assets:
Net expenses[2]	0.80%[3]	0.81%	0.80%	0.81%	0.80%
Net investment income	4.34%	3.99%	3.69%	3.64%	3.23%
Expense waiver/reimbursement[4]	0.13%	0.12%	0.12%	0.13%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,214,131	$6,632,015	$7,027,654	$9,293,143	$9,154,739
Portfolio turnover	38%	33%	9%	19%	21%
1
Based on net asset value.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.80% for the year ended October 31, 2020, after taking into account this expense reduction.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2016[1]
	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$5.86	$5.76	$6.37	$6.00	$6.23
Income From Investment Operations:
Net investment income	0.22	0.23	0.22	0.23	0.06
Net realized and unrealized gain (loss)	(1.07)	0.32	(0.20)	0.50	(0.22)
TOTAL FROM INVESTMENT OPERATIONS	(0.85)	0.55	0.02	0.73	(0.16)
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.22)	(0.23)	(0.07)
Distributions from net realized gain	(0.27)	(0.22)	(0.41)	(0.13)	—
TOTAL DISTRIBUTIONS	(0.49)	(0.45)	(0.63)	(0.36)	(0.07)
Net Asset Value, End of Period	$4.52	$5.86	$5.76	$6.37	$6.00
Total Return[2]	(15.48)%	10.11%	0.11%	12.53%	(2.61)%
Ratios to Average Net Assets:
Net expenses[3]	0.78%[4]	0.79%	0.78%	0.79%	0.78%[5]
Net investment income	4.35%	4.00%	3.69%	3.73%	1.43%[5]
Expense waiver/reimbursement[6]	0.07%	0.07%	0.07%	0.07%	0.11%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$575,195	$500,119	$452,251	$242,131	$19,279
Portfolio turnover	38%	33%	9%	19%	21%[7]
1
Reflects operations for the period from June 29, 2016 (commencement of operations) to October 31, 2016.
2
Based on net asset value. Total returns for periods of less than one year are not annualized.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.78% for the year ended October 31, 2020, after taking into account this expense reduction.
5
Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2016.
See Notes which are an integral part of the Financial Statements
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15

Statement of Assets and LiabilitiesOctober 31, 2020

Assets:
Investment in securities, at value including $37,521,862 of investment in an affiliated holding* (identified cost $6,935,607,707)		$6,526,102,260
Cash		1,159,582
Income receivable		30,802,597
Receivable for shares sold		6,949,477
Income receivable from an affiliated holding		5,281
TOTAL ASSETS		6,565,019,197
Liabilities:
Payable for shares redeemed	$18,613,327
Payable for transfer agent fees (Note 2)	823,314
Payable for other service fees (Notes 2 and 5)	757,246
Payable for distribution services fee (Note 5)	465,530
Payable for investment adviser fee (Note 5)	240,207
Payable for administrative fee (Note 5)	28,039
Accrued expenses (Note 5)	394,564
TOTAL LIABILITIES		21,322,227
Net assets for 1,450,666,783 shares outstanding		$6,543,696,970
Net Assets Consists of:
Paid-in capital		$7,457,218,376
Total distributable earnings (loss)		(913,521,406)
TOTAL NET ASSETS		$6,543,696,970
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($1,060,495,798 ÷ 236,229,105 shares outstanding), no par value, unlimited shares authorized	$4.49
Offering price per share (100/94.50 of $4.49)	$4.75
Redemption proceeds per share	$4.49
Class C Shares:
Net asset value per share ($693,875,611 ÷ 154,189,980 shares outstanding), no par value, unlimited shares authorized	$4.50
Offering price per share	$4.50
Redemption proceeds per share (99.00/100 of $4.50)	$4.46
Institutional Shares:
Net asset value per share ($4,214,130,705 ÷ 932,889,409 shares outstanding), no par value, unlimited shares authorized	$4.52
Offering price per share	$4.52
Redemption proceeds per share	$4.52
Class R6 Shares:
Net asset value per share ($575,194,856 ÷ 127,358,289 shares outstanding), no par value, unlimited shares authorized	$4.52
Offering price per share	$4.52
Redemption proceeds per share	$4.52
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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17

Statement of OperationsYear Ended October 31, 2020

Investment Income:
Dividends (including $710,948 received from an affiliated holding* and net of foreign taxes withheld of $8,279,632)			$419,440,602
Expenses:
Investment adviser fee (Note 5)		$61,171,593
Administrative fee (Note 5)		6,383,175
Custodian fees		379,123
Transfer agent fees (Note 2)		7,214,330
Directors’/Trustees’ fees (Note 5)		44,934
Auditing fees		31,599
Legal fees		11,170
Distribution services fee (Note 5)		7,161,631
Other service fees (Notes 2 and 5)		5,477,961
Portfolio accounting fees		219,977
Share registration costs		220,788
Printing and postage		415,508
Miscellaneous (Notes 5)		72,281
TOTAL EXPENSES		88,804,070
Waiver, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(5,844,227)
Reimbursement of other operating expenses (Notes 2 and 5)	(4,778,809)
Reduction of custodian fees (Note 6)	(4,352)
TOTAL WAIVER, REIMBURSEMENTS AND REDUCTION		(10,627,388)
Net expenses			78,176,682
Net investment income			$341,263,920
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Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including realized loss of $(99,282) on sales of investment in an affiliated holding*) and foreign currency transactions	$(516,998,695)
Realized gain distribution from affiliated investment company shares*	301
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $25,224 of investment in an affiliated holding*)	(1,292,746,267)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,809,744,661)
Change in net assets resulting from operations	$(1,468,480,741)
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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19

Statement of Changes in Net Assets

Year Ended October 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$341,263,920	$376,924,796
Net realized gain (loss)	(516,998,394)	456,820,382
Net change in unrealized appreciation/depreciation	(1,292,746,267)	67,705,532
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,468,480,741)	901,450,710
Distributions to Shareholders:
Class A Shares	(119,190,294)	(114,942,699)
Class C Shares	(88,123,083)	(95,273,313)
Institutional Shares	(540,294,227)	(530,242,937)
Class R6 Shares	(50,769,205)	(35,421,670)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(798,376,809)	(775,880,619)
Share Transactions:
Proceeds from sale of shares	2,305,508,473	2,203,967,091
Net asset value of shares issued to shareholders in payment of distributions declared	686,495,445	655,243,949
Cost of shares redeemed	(3,987,418,006)	(3,735,146,572)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(995,414,088)	(875,935,532)
Change in net assets	(3,262,271,638)	(750,365,441)
Net Assets:
Beginning of period	9,805,968,608	10,556,334,049
End of period	$6,543,696,970	$9,805,968,608
See Notes which are an integral part of the Financial Statements
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20

Notes to Financial Statements
October 31, 2020
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Hermes Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
Prior to June 29, 2020, the names of the Trust and Fund were Federated Equity Funds and Federated Strategic Value Dividend Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report
22

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursements and reduction of $10,627,388 is disclosed in this Note 2, Note 5 and Note 6.
For the year ended October 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,127,369	$(740,909)
Class C Shares	926,817	(629,930)
Institutional Shares	5,095,152	(3,407,970)
Class R6 Shares	64,992	—
TOTAL	$7,214,330	$(4,778,809)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,090,750
Class C Shares	2,387,211
TOTAL	$5,477,961
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2020, the Fund did not have a liability for any
Annual Shareholder Report
24

uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	49,658,543	$246,407,196	45,025,375	$252,233,312
Shares issued to shareholders in payment of distributions declared	21,138,522	112,326,110	19,620,677	109,050,725
Shares redeemed	(84,536,164)	(413,143,778)	(94,389,716)	(525,047,879)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(13,739,099)	$(54,410,472)	(29,743,664)	$(163,763,842)

Year Ended October 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	16,562,399	$83,983,046	21,409,272	$119,245,885
Shares issued to shareholders in payment of distributions declared	14,897,039	79,986,786	15,609,041	86,815,966
Shares redeemed	(85,933,313)	(422,058,898)	(84,784,306)	(474,079,827)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(54,473,875)	$(258,089,066)	(47,765,993)	$(268,017,976)

Year Ended October 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	314,877,089	$1,554,626,535	293,586,685	$1,645,788,849
Shares issued to shareholders in payment of distributions declared	84,522,995	451,167,190	76,639,483	428,341,959
Shares redeemed	(598,641,509)	(2,898,593,904)	(457,444,077)	(2,556,973,504)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(199,241,425)	$(892,800,179)	(87,217,909)	$(482,842,696)

Year Ended October 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	86,757,508	$420,491,696	33,257,961	$186,699,045
Shares issued to shareholders in payment of distributions declared	8,091,556	43,015,359	5,550,054	31,035,299
Shares redeemed	(52,856,005)	(253,621,426)	(31,901,466)	(179,045,362)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	41,993,059	$209,885,629	6,906,549	$38,688,982
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(225,461,340)	$(995,414,088)	(157,821,017)	$(875,935,532)
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26

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$351,562,329	$399,580,989
Long-term capital gains	$446,814,480	$376,299,630
1
For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$16,434,437
Net unrealized depreciation	$(409,361,433)
Capital loss carryforward	$(520,594,410)
2
For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
At October 31, 2020, the cost of investments for federal tax purposes was $6,935,607,707. The net unrealized depreciation of investments for federal tax purposes was $409,505,447. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $529,907,307 and net unrealized depreciation from investments for those securities having an excess of cost over value of $939,412,754.
As of October 31, 2020, the Fund had a capital loss carryforward of $520,594,410 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$288,450,043	$232,144,367	$520,594,410
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2020, the Adviser voluntarily waived $5,795,785 of its fee and voluntarily reimbursed $4,778,809 of transfer agent fees.
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The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2020, the Adviser reimbursed $48,442.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur and pay distribution expenses at the following percentages of average daily net assets annually to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$7,161,631
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2020, FSC retained $580,844 of fees paid by the Fund. For the year ended October 31, 2020, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2020, FSC retained $204,355 in sales charges from the sale of Class A Shares. FSC also retained $43,333 and $81,652 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2020, FSSC received $16,271 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended October 31, 2020, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $15,571,108. Net realized gain recognized on these transactions was $5,932,543.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05%, 1.80%, 0.80% and 0.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended October 31, 2020, the Fund’s expenses were reduced by $4,352 under these arrangements.
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7. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2020, were as follows:
Purchases	$3,010,177,640
Sales	$4,419,856,640
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2020, the Fund had no outstanding loans. During the year ended October 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2020, there were no outstanding loans. During the year ended October 31, 2020, the program was not utilized.
10. Other Matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
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11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2020, the amount of long-term capital gains designated by the Fund was $446,814,480.
For the fiscal year ended October 31, 2020, 100% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2020, 75.66% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Hermes Equity Funds AND SHAREHOLDERS OF Federated Hermes Strategic Value Dividend Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Strategic Value Dividend Fund (formerly, Federated Strategic Value Dividend Fund) (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (formerly, Federated Equity Funds) (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Equity Funds) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
December 23, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$995.70	$5.27
Class C Shares	$1,000	$991.80	$9.01
Institutional Shares	$1,000	$999.10	$4.02
Class R6 Shares	$1,000	$999.30	$3.92
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.86	$5.33
Class C Shares	$1,000	$1,016.09	$9.12
Institutional Shares	$1,000	$1,021.11	$4.06
Class R6 Shares	$1,000	$1,021.22	$3.96
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.05%
Class C Shares	1.80%
Institutional Shares	0.80%
Class R6 Shares	0.78%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 9 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly also previously served as Chair of the Risk Management Committee for Holy Ghost Preparatory School,
Philadelphia and Secretary and Chair of the Governance Committee,
Oakland Catholic High School Board of Trustees, Pittsburgh.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport Research,
Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated Strategic Value Dividend Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES STRATEGIC VALUE DIVIDEND FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
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throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2019. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
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For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
The Board considered the CCO’s view that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to
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Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the
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Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
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In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Strategic Value Dividend Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
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addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Strategic Value Dividend Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172586
CUSIP 314172578
CUSIP 314172560
CUSIP 31421N881
33982 (12/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $321,016

Fiscal year ended 2019 - $331,286

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $4,816 respectively. Fiscal year ended 2019- Audit consent for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $44,125 and $35,229 respectively. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fees for analysis of potential Passive Foreign Investment Company holdings

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $131,139

Fiscal year ended 2019 - $801,398

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2020